                                                Filed Pursuant to Rule 497(c)
                                                Registration File No.: 333-17217


EQ Advisors Trust(SM)

PROSPECTUS DATED MAY 1, 2002

--------------------------------------------------------------------------------

This Prospectus describes the thirty-three (33) Portfolios* offered by EQ Advisors Trust and the Class IA or Class IB shares offered by the Trust on behalf of each Portfolio that you can choose as investment alternatives. Each Portfolio has its own investment objective and strategies that are designed to meet different investment goals. This Prospectus contains information you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.


             DOMESTIC PORTFOLIOS                          INTERNATIONAL STOCK PORTFOLIOS
-------------------------------------------            -------------------------------------
        EQ/Alliance Growth and Income                         EQ/Alliance Global
         EQ/Alliance Premier Growth                        EQ/Alliance International
        EQ/Alliance Small Cap Growth                    EQ/Capital Guardian International
           EQ/Alliance Technology                          EQ/Emerging Markets Equity
           EQ/AXP New Dimensions**                        EQ/Putnam International Equity
        EQ/AXP Strategy Aggressive**
       EQ/Bernstein Diversified Value                      FIXED INCOME PORTFOLIOS
        EQ/Calvert Socially Responsible           -----------------------------------------------
         EQ/Capital Guardian Research             EQ/Alliance Intermediate Government Securities
       EQ/Capital Guardian U.S. Equity                       EQ/Alliance Money Market
             EQ/Equity 500 Index                             EQ/Alliance Quality Bond
             EQ/Evergreen Omega                                   EQ/High Yield
                EQ/FI Mid Cap
          EQ/FI Small/Mid Cap Value
           EQ/Janus Large Cap Growth
          EQ/Lazard Small Cap Value
                EQ/Marsico Focus
         EQ/Mercury Basic Value Equity                    BALANCED/HYBRID PORTFOLIO
        EQ/MFS Emerging Growth Companies                -----------------------------
             EQ/MFS Investors Trust                      EQ/Alliance Growth Investors
                 EQ/MFS Research
        EQ/Putnam Growth & Income Value
                EQ/Putnam Voyager


 * Not all of these Portfolios may be available in your variable life or annuity product. Please consult your product prospectus to see which Portfolios are available under your contract.

** Subject to shareholder approval, we anticipate that the EQ/AXP New
   Dimensions Portfolio and the EQ/AXP Strategy Aggressive Portfolio (the "replaced portfolios") will be merged into the EQ/Capital Guardian U.S. Equity Portfolio and the EQ/Alliance Small Cap Growth Portfolio, respectively, on or about July 12, 2002. After the mergers, the replaced portfolios will no longer be available.



--------------------------------------------------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED ANY PORTFOLIO'S SHARES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

Version 3

                                                               EQ Advisors Trust

Overview

--------------------------------------------------------------------------------

EQ ADVISORS TRUST

EQ Advisors Trust (the "Trust") is a family of thirty-nine (39) distinct mutual funds, each with its own investment strategy and risk/reward profile. This Prospectus describes the Class IA or Class IB shares of thirty-three (33) of the Trust's Portfolios. Each Portfolio is a diversified Portfolio, except for the EQ/Lazard Small Cap Value Portfolio, the EQ/ Emerging Markets Equity Portfolio and the EQ/Marsico Focus Portfolio, which are non-diversified Portfolios. Information on each Portfolio, including investment objectives, investment strategies and investment risks can be found on the pages following this Overview.

The Trust's shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts (the "Contracts") issued by The Equitable Life Assurance Society of the United States ("Equitable"), Equitable of Colorado, Inc. ("EOC"), other affiliated or unaffiliated insurance companies and to The Equitable Investment Plan for Employees, Managers and Agents ("Equitable Plan"). Shares also may be sold to other tax-qualified retirement plans. The Prospectus is designed to help you make informed decisions about the Portfolios that are available under your Contract or under the Equitable Plan or other retirement plan. You will find information about your Contract and how it works in the accompanying prospectus for the Contracts if you are a Contractholder or participant under a Contract.

Equitable, through its AXA Funds Management Group unit (the "Manager"), is the investment manager to each Portfolio. The day-to-day portfolio management of each Portfolio is provided by one or more investment sub-advisers (the "Advisers"). Information regarding the Manager and the Advisers is included under "Management of the Trust" and "About the Investment Portfolios" in this Prospectus. The Manager may allocate a Portfolio's assets to additional Advisers subject to approval of the Trust's Board of Trustees. In addition, the Manager has been granted relief by the Securities and Exchange Commission to appoint, dismiss and replace Advisers and amend advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval (the "Multi-Manager Order"). In such circumstances, shareholders would receive notice of such action.

An investment in a Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these Portfolios, be sure to read all risk disclosures carefully before investing.

2 OVERVIEW                                                   EQ Advisors Trust

Table of contents

--------------------------------------------------------------------------------


 1. SUMMARY INFORMATION CONCERNING EQ
    ADVISORS TRUST                                        4
------------------------------------------------------    -
 2. ABOUT THE INVESTMENT PORTFOLIOS                      10
------------------------------------------------------   --
   DOMESTIC PORTFOLIOS                                   12
      EQ/Alliance Growth and Income                      12
      EQ/Alliance Premier Growth                         14
      EQ/Alliance Small Cap Growth                       16
      EQ/Alliance Technology                             18
      EQ/AXP New Dimensions                              19
      EQ/AXP Strategy Aggressive                         20
      EQ/Bernstein Diversified Value                     21
      EQ/Calvert Socially Responsible                    23
      EQ/Capital Guardian Research                       25
      EQ/Capital Guardian U.S. Equity                    26
      EQ/Equity 500 Index                                27
      EQ/Evergreen Omega                                 28
      EQ/FI Mid Cap                                      29
      EQ/FI Small/Mid Cap Value                          30
      EQ/Janus Large Cap Growth                          32
      EQ/Lazard Small Cap Value                          33
      EQ/Marsico Focus                                   35
      EQ/Mercury Basic Value Equity                      36
      EQ/MFS Emerging Growth Companies                   38
      EQ/MFS Investors Trust                             40
      EQ/MFS Research                                    41
      EQ/Putnam Growth & Income Value                    42
      EQ/Putnam Voyager                                  43
   INTERNATIONAL STOCK PORTFOLIOS                        44
      EQ/Alliance Global                                 44
      EQ/Alliance International                          46
      EQ/Capital Guardian International                  48
      EQ/Emerging Markets Equity                         49
      EQ/Putnam International Equity                     51
   FIXED INCOME PORTFOLIOS                               53
      EQ/Alliance Intermediate Government Securities     53
      EQ/Alliance Money Market                           56
      EQ/Alliance Quality Bond                           58
      EQ/High Yield                                      60

   BALANCED/HYBRID PORTFOLIO                             62
      EQ/Alliance Growth Investors                       62


 3. MORE INFORMATION ON PRINCIPAL RISKS                  64
------------------------------------------------------   --
 4. MANAGEMENT OF THE TRUST                              68
------------------------------------------------------   --
    The Trust                                            68
    The Manager                                          68
    Management Fees                                      68
    Expense Limitation Agreement                         69

 5. FUND DISTRIBUTION ARRANGEMENTS                       70
------------------------------------------------------   --
 6. PURCHASE AND REDEMPTION                              71
------------------------------------------------------   --
 7. HOW ASSETS ARE VALUED                                72
------------------------------------------------------   --
 8. TAX INFORMATION                                      73
------------------------------------------------------   --
 9. FINANCIAL HIGHLIGHTS                                 74
------------------------------------------------------   --


EQ Advisors                                               TABLE OF CONTENTS  3

1. Summary information concerning EQ Advisors Trust

--------------------------------------------------------------------------------

The following chart highlights the thirty-three (33) Portfolios described in this Prospectus that you can choose as investment alternatives under your Contracts offered by Equitable or EOC.* The chart and accompanying information identify each Portfolio's investment objective(s), principal investment strategies, and principal risks. "More Information on Principal Risks," which more fully describes each of the principal risks, is provided beginning on page 64.


-----------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST DOMESTIC EQUITY PORTFOLIOS
-----------------------------------------------------------------------------------------------------------
PORTFOLIO                          INVESTMENT OBJECTIVE(S)
-----------------------------------------------------------------------------------------------------------
EQ/ALLIANCE GROWTH AND INCOME       Seeks to provide a high total return.

-----------------------------------------------------------------------------------------------------------
EQ/ALLIANCE PREMIER GROWTH          Seeks long-term growth of capital

-----------------------------------------------------------------------------------------------------------
EQ/ALLIANCE SMALL CAP GROWTH        Seeks to achieve long-term growth of capital


-----------------------------------------------------------------------------------------------------------
EQ/ALLIANCE TECHNOLOGY              Seeks to achieve growth of capital. Current income is incidental to the Portfolio's objective


-----------------------------------------------------------------------------------------------------------
EQ/AXP NEW DIMENSIONS               Seeks long-term growth of capital


-----------------------------------------------------------------------------------------------------------
EQ/AXP STRATEGY AGGRESSIVE          Seeks long-term growth of capital


-----------------------------------------------------------------------------------------------------------
EQ/BERNSTEIN DIVERSIFIED VALUE      Seeks capital appreciation


-----------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY RESPONSIBLE     Seeks long-term capital appreciation
-----------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN RESEARCH        Seeks long-term growth of capital
-----------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN U.S. EQUITY     Seeks long-term growth of capital
-----------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX                 Seeks a total return before expenses that approximates the total return performance of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index
-----------------------------------------------------------------------------------------------------------
EQ/EVERGREEN OMEGA                  Seeks long-term capital growth

-----------------------------------------------------------------------------------------------------------
EQ/FI MID CAP                       Seeks long-term growth of capital

-----------------------------------------------------------------------------------------------------------

* Not all of these Portfolios may be available in your variable life or annuity product. Please consult your product prospectus to see which Portfolios are available under your contract.

4 SUMMARY INFORMATION CONCERNING EQ ADVISORS TRUST           EQ Advisors Trust

--------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL INVESTMENT STRATEGIES                                           PRINCIPAL RISKS
--------------------------------------------------------------------------------------------------------------------------------
Dividend paying stocks of good quality companies, may also invest in      General investment, convertible securities, equity,
fixed-income and convertible securities                                   leveraging, derivatives, foreign securities, junk bond
                                                                          and lower rated securities, and fixed income risks
--------------------------------------------------------------------------------------------------------------------------------
Equity securities of a limited number of large, carefully selected,       General investment, equity, focused portfolio,
high-quality United States companies that are likely to offer superior    portfolio turnover, growth investing, convertible
earnings growth                                                           securities, derivatives, and foreign securities risks
--------------------------------------------------------------------------------------------------------------------------------
Stocks and other equity securities of smaller companies and               General investment, equity, small-cap and mid-cap
undervalued securities (including securities of companies in cyclical     company, growth investing, liquidity, derivatives,
industries, companies whose securities are temporarily undervalued,       leveraging, and portfolio turnover risks
companies in special situations (e.g., change in management, new products or changes in customer demand) and less widely known companies)
--------------------------------------------------------------------------------------------------------------------------------
Securities of companies in various industries that are expected to        General investment, equity, sector, growth investing,
benefit from technological advances and improvements with                 small-cap and mid-cap companies, derivatives, foreign
potential for capital appreciation and growth of capital, including       securities,  and fixed income risks
well-known, established companies or new or unseasoned companies
--------------------------------------------------------------------------------------------------------------------------------
Common stocks of companies showing the potential for significant          General investment, equity, growth investing and
growth (often including securities of companies operating in areas        foreign securities  risks
with dynamic economic and technological changes occurring and foreign markets)
--------------------------------------------------------------------------------------------------------------------------------
Equity securities of growth companies the Adviser chooses based on:       General investment, equity, growth investing,
(i) consideration of opportunities and risks within growing industries    small-cap and mid-cap company, portfolio turnover,
and new technologies; (ii) aggressive growth prospects; and (iii)         and foreign securities risks
identification of small and medium capitalization companies with effective management, financial strength and competitive market positions
--------------------------------------------------------------------------------------------------------------------------------
Equity securities of relatively large capitalization domestic             General investment, equity, value investing,
companies that the Adviser believes are inexpensively priced relative     derivatives, and fixed income risks
to their return on total equity or capital
--------------------------------------------------------------------------------------------------------------------------------
Common stocks of medium to large U.S. companies that meet both            General investment, equity, growth investing, and
investment and social criteria                                            mid-cap company risks
--------------------------------------------------------------------------------------------------------------------------------
Equity securities primarily of U.S. issuers and securities whose          General investment, equity, and foreign securities
principal markets are in the United States                                risks
--------------------------------------------------------------------------------------------------------------------------------
Equity securities primarily of U.S. companies with market                 General investment, equity, and foreign securities
capitalization greater than $1 billion at the time of purchase            risks
--------------------------------------------------------------------------------------------------------------------------------
Securities in the S&P 500 Index, derivatives, and securities lending      General investment, equity, index-fund, and
                                                                          derivatives risks
--------------------------------------------------------------------------------------------------------------------------------
U.S. common stocks and securities convertible into common stocks          General investment, equity, growth investing, small-cap
of all market capitalizations                                             and mid-cap companies, portfolio turnover, foreign
                                                                          securities, convertible securities, and derivatives
                                                                          risks
--------------------------------------------------------------------------------------------------------------------------------
Securities (primarily in common stocks) of companies with medium          General investment, equity, mid-cap company, growth
market capitalizations (similar to companies in the S&P MidCap 400        investing, value investing, sector, portfolio turnover,
or the Russell MidCap.)                                                   and foreign securities risks
--------------------------------------------------------------------------------------------------------------------------------


EQ Advisors Trust          SUMMARY INFORMATION CONCERNING EQ ADVISORS TRUST  5


---------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST DOMESTIC EQUITY PORTFOLIOS
---------------------------------------------------------------------------------------------------------------
 PORTFOLIO                            INVESTMENT OBJECTIVE(S)
---------------------------------------------------------------------------------------------------------------
EQ/FI SMALL/MID CAP VALUE            Seeks long-term capital appreciation
---------------------------------------------------------------------------------------------------------------
EQ/JANUS LARGE CAP GROWTH            Seeks long-term growth of capital
---------------------------------------------------------------------------------------------------------------
EQ/LAZARD SMALL CAP VALUE            Seeks capital appreciation


---------------------------------------------------------------------------------------------------------------
EQ/MARSICO FOCUS                     Seeks to achieve long-term growth of capital


---------------------------------------------------------------------------------------------------------------
EQ/MERCURY BASIC VALUE EQUITY        Seeks capital appreciation and, secondarily, income.


---------------------------------------------------------------------------------------------------------------
EQ/MFS EMERGING GROWTH COMPANIES     Seeks to provide long-term capital growth


---------------------------------------------------------------------------------------------------------------
EQ/MFS INVESTORS TRUST               Seeks long-term growth of capital with a secondary objective to seek reasonable current income
---------------------------------------------------------------------------------------------------------------
EQ/MFS RESEARCH                      Seeks to provide long-term growth of capital and future income
---------------------------------------------------------------------------------------------------------------
EQ/PUTNAM GROWTH & INCOME VALUE      Seeks capital growth. Current income is a secondary objective


---------------------------------------------------------------------------------------------------------------
EQ/PUTNAM VOYAGER                    Seeks long-term growth of capital and any increased income that results from this growth
---------------------------------------------------------------------------------------------------------------

6 SUMMARY INFORMATION CONCERNING EQ ADVISORS TRUST           EQ Advisors Trust


-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL INVESTMENT STRATEGIES                                         PRINCIPAL RISKS
-------------------------------------------------------------------------------------------------------------------------------
Securities (primarily in common stocks) of companies with small         General investment, equity, small-cap and mid-cap
capitalizations (similar to companies in the S&P Small MidCap 600       company, sector, value investing, portfolio turnover,
or the Russell 2000) and mid-capitalizations (similar to companies      and foreign securities risks
in the S&P MidCap 400 or the Russell MidCap)
-------------------------------------------------------------------------------------------------------------------------------
Common stocks of growth companies with a large market                   General investment, equity, focused portfolio, growth
capitalization                                                          investing, junk bond and lower rated securities, and
                                                                        foreign securities risks
-------------------------------------------------------------------------------------------------------------------------------
Equity securities of U.S. companies with small market capitalizations   General investment, equity, focused portfolio,
that the Adviser believes are inexpensively priced relative to the      small-cap and mid-cap company, value investing, and
return on total capital or equity                                       non-diversification risks
-------------------------------------------------------------------------------------------------------------------------------
Common stocks of large companies, normally a core position of           General investment, equity, focused portfolio, foreign
20-30 common stocks that are selected for their long-term growth        securities, growth and non-diversification risks
potential.
-------------------------------------------------------------------------------------------------------------------------------
Equity securities that the Adviser believes are undervalued and         General investment, equity, small-cap and mid-cap
therefore represent basic investment value                              company, value investing, and foreign securities risks
-------------------------------------------------------------------------------------------------------------------------------
Equity securities of emerging growth companies with the potential to    General investment, equity, foreign securities, small
become major enterprises or that are major enterprises whose rates      cap and mid-cap companies, and portfolio turnover risks
of earnings growth are expected to accelerate
-------------------------------------------------------------------------------------------------------------------------------
Equity securities (common stock, preferred stock, convertible           General investment, equity, small-cap and mid-cap
securities, warrants and depositary receipts)                           company, foreign securities, and growth investing risks
-------------------------------------------------------------------------------------------------------------------------------
Common stock or securities convertible into common stock of             General investment, equity, small-cap and mid-cap
companies with better than average prospects for long-term growth       company, foreign securities, and portfolio turnover ris
-------------------------------------------------------------------------------------------------------------------------------
Common stocks (plus convertible bonds, convertible preferred stocks,    General investment, equity, derivatives, foreign
preferred stocks and debt securities)                                   securities, value investing, junk bond and lower rated
                                                                        securities, and fixed income risks
-------------------------------------------------------------------------------------------------------------------------------
Common stocks and convertible securities of companies whose             General investment, equity, growth investing, mid-cap
earnings are believed likely to grow faster than the economy as a       company and foreign securities risks
whole
-------------------------------------------------------------------------------------------------------------------------------


EQ Advisors Trust          SUMMARY INFORMATION CONCERNING EQ ADVISORS TRUST  7

-------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST INTERNATIONAL STOCK PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                                           INVESTMENT OBJECTIVE(S)
-------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE GLOBAL                                  Seeks long-term growth of capital

-------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE INTERNATIONAL                           Seeks long-term growth of capital

-------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN INTERNATIONAL                   Seeks long-term growth of capital

-------------------------------------------------------------------------------------------------------------------------------
EQ/EMERGING MARKETS EQUITY                          Seeks long-term capital appreciation


-------------------------------------------------------------------------------------------------------------------------------
EQ/PUTNAM INTERNATIONAL EQUITY                      Seeks capital appreciation

-------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST FIXED INCOME PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
 PORTFOLIO                                          INVESTMENT OBJECTIVE(S)
-------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES      Seeks to achieve high current income consistent with relative stability of principal


-------------------------------------------------------------------------------------------------------------------------------

EQ/ALLIANCE MONEY MARKET                            Seeks to obtain a high level of current income, preserve its assets and maintain liquidity

-------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE QUALITY BOND                            Seeks to achieve high current income consistent with moderate risk to capital



-------------------------------------------------------------------------------------------------------------------------------
EQ/HIGH YIELD                                       Seeks to achieve a high total return through a combination of current income and capital appreciation

-------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST BALANCED/HYBRID PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
 PORTFOLIO                                          INVESTMENT OBJECTIVE(S)
-------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCE GROWTH INVESTORS                        Seeks to achieve the highest total return consistent with the Adviser's determination of reasonable risk
-------------------------------------------------------------------------------------------------------------------------------

8 SUMMARY INFORMATION CONCERNING EQ ADVISORS TRUST           EQ Advisors Trust

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
 PRINCIPAL INVESTMENT STRATEGIES                                          PRINCIPAL RISKS
--------------------------------------------------------------------------------------------------------------------------------
Equity securities of U.S. and established foreign companies (including   General investment, equity, growth investing, foreign
shares of other mutual funds investing in foreign securities), debt      securities, and derivatives risks
securities, derivatives, and securities lending
--------------------------------------------------------------------------------------------------------------------------------
Equity securities selected principally to permit participation in        General investment, equity, foreign securities, growth
non-U.S. companies with prospects for growth                             investing, value investing, and derivatives risks
--------------------------------------------------------------------------------------------------------------------------------
Non-U.S. equity securities primarily of companies located in Europe,     General investment, equity, foreign securities, growth
Canada, Australia, and the Far East                                      investing, and derivatives risks
--------------------------------------------------------------------------------------------------------------------------------
Equity securities of emerging market country companies                   General investment, equity, focused portfolio, foreign
                                                                         securities, liquidity, derivatives, portfolio turnover,
                                                                         non-diversification, junk bond and lower rated securities, and fixed income risks
--------------------------------------------------------------------------------------------------------------------------------
Equity securities of foreign companies                                   General investment, equity, foreign securities,
                                                                         liquidity, and derivatives risks
--------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES                                          PRINCIPAL RISKS
--------------------------------------------------------------------------------------------------------------------------------
Securities issued or guaranteed by the U.S. Government, including        General investment, fixed income, leveraging,
repurchase agreements and forward commitments related to U.S.            derivatives, and  portfolio turnover risks
Government securities, debt securities of non-governmental issuers that own mortgages, short sales, the purchase or sale of securities on a when-issued or delayed delivery basis, derivatives, and securities lending
--------------------------------------------------------------------------------------------------------------------------------
High quality U.S. dollar-denominated money market instruments            General investment, money market, fixed income,
(including foreign securities) and securities lending                    asset-backed securities, foreign securities, interest rate and  mortgage-backed securities risks
--------------------------------------------------------------------------------------------------------------------------------
Investment-grade debt securities rated at least BBB/Baa or unrated       General investment, fixed income, convertible
securities of comparable quality at the time of purchase, convertible    securities, leveraging, derivatives, portfolio turnover,
debt securities, preferred stock, dividend-paying common stocks,         zero coupon and pay-in-kind securities, and foreign
foreign securities, the purchase or sale of securities on a when-issued, securities risks delayed-delivery or forward commitment basis, derivatives, and securities lending
--------------------------------------------------------------------------------------------------------------------------------
High yield debt securities rated BB/Ba or below or unrated securities    General investment, fixed income, leveraging, loan
of comparable quality ("junk bonds"), common stocks and other            participation and assignment, derivatives, liquidity,
equity securities, foreign securities, derivatives, and securities       junk bond and lower rated securities, and foreign
lending                                                                  securities risks
--------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES                                          PRINCIPAL RISKS
--------------------------------------------------------------------------------------------------------------------------------
Equity securities (including foreign stocks, preferred stocks,           General investment, asset allocation, equity, fixed
convertible securities, securities of small and medium-sized             income, leveraging, derivatives, liquidity, convertible
companies) and debt securities (including foreign debt securities        securities, junk bond, portfolio turnover, growth
and junk bonds), derivatives, and securities lending                     investing, value investing, and foreign securities risks
--------------------------------------------------------------------------------------------------------------------------------



EQ Advisors Trust            SUMMARY INFORMATION CONCERNING EQ ADVISORS TRUST  9

2. About the investment portfolios

--------------------------------------------------------------------------------

This section of the Prospectus provides a more complete description of the principal investment objectives, strategies, and risks of each of the Portfolios. Of course, there can be no assurance that any Portfolio will achieve its investment objective. The investment objective of a Portfolio is not a fundamental policy and may be changed without a shareholder vote.

Please note that:

o A fuller description of each of the principal risks is included in the section "More Information on Principal Risks," which follows the description of each Portfolio in this section of the Prospectus.

o Additional information concerning each Portfolio's strategies, investments, and risks can also be found in the Trust's Statement of Additional Information.

GENERAL INVESTMENT RISKS

Each of the Portfolios is subject to the following risks:

ASSET CLASS RISK: The returns from the types of securities in which a Portfolio invests may underperform returns from the various general securities markets or different asset classes.

MARKET RISK: The value of a security may move up and down, sometimes rapidly and unpredictably based upon change in a company's financial condition as well as overall market and economic conditions.

SECURITY SELECTION RISK: The specific securities selected by a Portfolio's Adviser may underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class.

THE BENCHMARKS

The performance of each of the Trust's Portfolios as shown on the following pages compares each Portfolio's performance to that of a broad-based securities market index, an index of funds with similar investment objectives and/or a blended index. Each of the Portfolios' annualized rates of return are net of:
(i) its investment management fees; and (ii) its other expenses. These rates are not the same as the actual return you would receive under your Contract.

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Broad-based securities indices are also not subject to contract and insurance-related expenses and charges. Investments cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

THE CREDIT SUISSE FIRST BOSTON GLOBAL HIGH YIELD INDEX ("CSFB Index") is an unmanaged trader priced index that mirrors the public high-yield debt market.

THE LEHMAN AGGREGATE BOND INDEX ("Lehman Aggregate Bond") is an index comprised of investment grade fixed income securities, including U.S. Treasury, mortgage-backed, asset-backed and corporate bonds.

THE LEHMAN GOVERNMENT/CORPORATE BOND INDEX ("Lehman Gov't/Corp") represents an unmanaged group of securities widely regarded by investors as representative of the bond market.

THE LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX ("Lehman Intermediate Government Bonds") represents an unmanaged group of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years and issue amounts of at least $100 million outstanding.

THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX ("MSCI EAFE") is a market capitalization weighted equity index composed of a sample of companies representative of the market structure of Europe, Australasia and the Far East. MSCI EAFE Index returns assume dividends reinvested net of withholding taxes and do not reflect any fees or expenses.

THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE INDEX ("MSCI EMF") is a market capitalization weighted equity index composed of companies that are representative of the market structure of the following 25 countries:
Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Sri Lanka, Taiwan, Thailand, Turkey and Venezuela. "Free" MSCI indices excludes those shares not purchasable by foreign investors.

THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX ("MSCI World") is an arithmetic, market value-weighted average of the performance of over 1,300 securities listed on the stock exchanges of twenty foreign countries and the United States.

NASDAQ COMPOSITE INDEX measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market. The index is market-value weighted. This means that each company's security affects the index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the index.

THE RUSSELL 3000(Reg. TM) INDEX ("Russell 3000") is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

THE RUSSELL 3000(Reg. TM) GROWTH INDEX ("Russell 3000 Growth") is an unmanaged index that measures the performance of those companies in the Russell 3000 with higher price-to-book ratios and higher forecasted growth values.

10 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

THE RUSSELL 1000(Reg. TM) INDEX ("Russell 1000") is an unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000, representing approximately 92% of the total market capitalization of the Russell 3000.

THE RUSSELL 1000(Reg. TM) GROWTH INDEX ("Russell 1000 Growth") is an unmanaged index of common stocks that measures the performance of Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

THE RUSSELL 1000(Reg. TM) VALUE INDEX ("Russell 1000 Value") is an unmanaged index of common stocks that measures the performance of Russell 1000 Index companies with lower price to book ratios and lower forecasted earnings.

THE RUSSELL 1000 TECHNOLOGY INDEX is an unmanaged index of common stocks that measures the performance of those Russell 1000 Index companies classified as technology companies.

THE RUSSELL 2000(Reg. TM) INDEX ("Russell 2000") is an unmanaged index which tracks the performance of the 2000 smallest companies in the Russell 3000, which represents approximately 8% of the total market capitalization of the Russell 3000.

THE RUSSELL 2000(Reg. TM) VALUE INDEX ("Russell 2000 Value") is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

THE RUSSELL 2500(TM) INDEX ("Russell 2500") is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000, which represents approximately 17% of the total market capitalization of the Russell 3000.

THE RUSSELL 2500(TM) VALUE INDEX ("Russell 2500 Value") is an unmanaged index which measures the performance of those companies in the Russell 2500 with lower price-to-book ratios and lower forecasted values.

THE RUSSELL 2500(TM) GROWTH INDEX ("Russell 2500 Growth") is an unmanaged index which measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

THE RUSSELL MIDCAP(Reg. TM) GROWTH INDEX ("Russell MidCap Growth") is an unmanaged index of common stocks that measures the performance of those companies in the Russell MidCap Index with higher price-to-book ratios and higher forecasted growth values. (The Russell MidCap Index measures the performance of the 800 smallest companies in the Russell 1000 representing approximately 25% of the total market capitalization of the Russell 1000).

THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ("S&P 500") is an unmanaged weighted index of common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market. The S&P 500 returns reflect the reinvestment of dividends.

THE STANDARD & POOR'S MIDCAP 400 INDEX ("S&P MidCap 400") is an unmanaged weighted index of 400 domestic stocks chosen for market size (median market capitalization as of December 31, 2001 of about $1.8 billion), liquidity, and industry group representation. The S&P MidCap 400 returns reflect the reinvestment of dividends.

"Blended" performance numbers (e.g., 50% S&P 400/50% Russell 2000 or 50% S&P 500/50% Lehman Gov't/Corp) assume a static mix of the two indices. We believe that these indices reflect more closely the market sectors in which certain Portfolios invest.

50% (OR 70%) S&P 500/50% (OR 30%) LEHMAN GOV'T/CORP. is made up 50% (or 70%) by the S&P 500 Index, which is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market, and 50% (or 30%) by the Lehman Government/Corporate Index, which represents an unmanaged group of securities widely regarded by investors as representative of the bond market.

70% S&P 500 INDEX/30% LEHMAN AGGREGATE BOND INDEX is made up 70% by the S&P 500 Index, which is an unmanaged weighted index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the larger capitalization portion of the United States stock market, and 30% by the Lehman Aggregate Bond Index, which is an index comprised of investment grade fixed income securities, including U.S. Treasury, mortgage-backed, corporate and "Yankee" bonds (U.S. dollar-denominated bonds issued outside the United States).

EQ Advisors Trust                          ABOUT THE INVESTMENT PORTFOLIOS  11

DOMESTIC PORTFOLIOS

EQ/ALLIANCE GROWTH AND INCOME PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to provide a high total return.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in dividend paying stocks of good quality companies, although the Portfolio also may invest in fixed-income and convertible securities. The Portfolio seeks to maintain a portfolio yield above that of issuers comprising the S&P 500 and to achieve (in the long run) a rate of growth in Portfolio income that exceeds the rate of inflation. The Portfolio will generally invest in common stocks of "blue chip" issuers, i.e., those:

o   that have a total market capitalization of at least $1 billion;

o   that pay periodic dividends; and

o whose common stock is in the highest four issuer ratings for S&P (i.e., A+, A, B or B+) or Moody's (i.e., high grade, investment grade, upper medium grade or medium grade) or, if unrated, is determined to be of comparable quality by the Adviser.

It is expected that on average the dividend rate of these issuers will exceed the average rate of issuers constituting the S&P 500.

The Portfolio may also invest without limit in securities convertible into common stocks, which include convertible bonds, convertible preferred stocks and convertible warrants. The Portfolio may also invest up to 30% of its total assets in high yield, high risk convertible securities rated at the time of purchase below investment grade (i.e., rated BB or lower by S&P or Ba or lower by Moody's, or, if unrated, determined by the Adviser to be of comparable quality).

The Portfolio does not expect to invest more than 25% of its total assets in foreign securities, although it may do so without limit. It may enter into foreign currency futures contracts (and related options), forward foreign currency exchange contracts and options on currencies for hedging purposes.

The Portfolio may also write covered call and put options on securities and securities indexes for hedging purposes or to enhance its return and may purchase call and put options on securities and securities indexes for hedging purposes. The Portfolio may also purchase and sell securities index futures contracts and may write and purchase options thereon for hedging purposes.

When market or financial conditions warrant, the Portfolio may invest in certain money market instruments for temporary or defensive purposes. Such investment strategies could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principle Risks."

     o  Convertible Securities Risk

     o  Derivatives Risk

     o  Equity Risk

     o  Fixed Income Risk

           Junk Bond and Lower Rated Securities Risk

     o  Foreign Securities Risk

     o  Leveraging Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last eight calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year, five years and since inception and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Growth and Income Portfolio) managed by the Adviser using the same investment objective and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the HRT/Alliance Growth and Income Portfolio whose inception date is October 1, 1993. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the periods commencing on or after October 19, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]



-0.6%    24.1%    20.1%    26.9%    20.9%    18.66%    8.95%    -1.30%

 1994     1995     1996     1997     1998     1999      2000     2001

--------------------------------------------------------------------------------
 Best quarter (% and time period         Worst quarter (% and time period)
 26.28% (1998 4th Quarter)               (15.03)% (1998 3rd Quarter)
--------------------------------------------------------------------------------


12 ABOUT THE INVESTMENT PORTFOLIOS                             EQ Advisors Trust

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                                    SINCE
                                       ONE YEAR    FIVE YEARS     INCEPTION
--------------------------------------------------------------------------------
 EQ/Alliance Growth and Income
    Portfolio - Class IA Shares          (1.30)%    14.34%         13.72%
--------------------------------------------------------------------------------
 Russell 1000 Value Index*               (5.59)%    11.13%         13.23%
--------------------------------------------------------------------------------

 * For more information on this index, see the preceding section "The
   Benchmarks."


WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance Capital"), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

PAUL RISSMAN and ARYEH GLATTER are principally responsible for the day-to-day management of the Portfolio. Mr. Rissman has been a portfolio manager to the Portfolio since 1996. Mr. Rissman, a Senior Vice President of Alliance Capital, has been associated with Alliance Capital since 1989. Mr. Glatter, Senior Vice President of Alliance Capital, has been associated with Alliance Capital since 1993.

EQ Advisors Trust                          ABOUT THE INVESTMENT PORTFOLIOS  13

EQ/ALLIANCE PREMIER GROWTH PORTFOLIO

INVESTMENT OBJECTIVE: To achieve long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio invests primarily (at least 80% of its total assets) in equity securities of a limited number of large, carefully selected high-quality United States companies that the Adviser believes are likely to achieve superior earnings growth. The Portfolio is diversified for purposes of the Investment Company Act of 1940 ("1940 Act"), however it is still highly concentrated. The Portfolio focuses on a relatively small number of intensively researched companies. The Adviser selects the Portfolio's investments from a research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying securities of companies whose substantially above-average prospective earnings growth is not fully reflected in current market valuations.

Normally, the Portfolio invests in about 40-50 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Portfolio's net assets. In managing the Portfolio, the Adviser seeks to capitalize on apparently unwarranted price fluctuations both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Portfolio normally remains nearly fully invested and does not take significant cash positions for market timing purposes. During market declines, while adding to positions in favored stocks, the Portfolio becomes somewhat more aggressive, gradually reducing the number of companies represented in its holdings. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Portfolio becomes somewhat more conservative, gradually increasing the number of companies represented in its holdings. Through this approach, the Adviser seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

The Adviser expects the average market capitalization of companies represented in the Portfolio normally to be in the range, or in excess, of the average market capitalization of companies included in the S&P 500.

The Portfolio may invest up to 20% of its net assets in convertible securities and 20% of its total assets in securities of foreign issuers.

The Portfolio may write covered exchange-traded call options on its securities of up to 15% of its total assets, and purchase and sell exchange-traded call and put options on common stocks written by others of up to, for all options, 10% of its total assets.

For temporary or defensive purposes, the Portfolio may invest without limitation in cash or cash equivalents or high-quality money market instruments. Such investments could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principle Risks."

     o Convertible Securities Risk

     o Derivatives Risk

     o Equity Risk

     o Focused Portfolio Risk

     o Foreign Securities Risk

     o Growth Investing Risk

     o Portfolio Turnover Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last two calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The commencement date for this Portfolio is May 1, 1999. The table below shows the Portfolio's average annual total returns for the Portfolio for one year and since inception and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]



                               -18.34%      -24.01%

                                 2000         2001

--------------------------------------------------------------------------------
 Best quarter (% and time period):     Worst quarter (% and time period):
 10.42% (2001 4th Quarter)             (19.76)% (2001 3rd Quarter)
--------------------------------------------------------------------------------


14 ABOUT THE INVESTMENT PORTFOLIOS                            EQ Advisors Trust

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                                SINCE
                                              ONE YEAR         INCEPTION
--------------------------------------------------------------------------------
 EQ/Alliance Premier Growth Portfolio
  - Class IB Shares                           (24.01)%         (10.74)%
--------------------------------------------------------------------------------
 Russell 1000 Growth Index*                   (20.42)%          (9.24)%
--------------------------------------------------------------------------------

 * For more information on this index, see the preceding section "The
   Benchmarks."


WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT L.P. ("Alliance Capital"), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital has been the Adviser to the Portfolio since the Portfolio commenced its operations. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

ALFRED HARRISON is the Portfolio Manager and has been responsible for the day-to-day management of the Portfolio since its inception. Mr. Harrison is Vice Chairman of Alliance Capital Management Corporation and has been with Alliance Capital since 1978.





EQ Advisors Trust                          ABOUT THE INVESTMENT PORTFOLIOS  15

EQ/ALLIANCE SMALL CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in U.S. common stocks and other equity-type securities issued by smaller companies with favorable growth prospects. The Portfolio may at times invest in companies in cyclical industries, companies whose securities are temporarily undervalued, companies in special situations (e.g., change in management, new products or changes in customer demand) and less widely known companies.

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in securities of small capitalization companies (currently considered by the Adviser to mean companies with market capitalization at or below $3 billion at the time of initial purchase).

When market or financial conditions warrant, the Portfolio may invest in other equity-type securities (such as preferred stocks and convertible debt instruments) and investment grade corporate fixed income securities. For temporary or defensive purposes, the Portfolio may invest without limitation in cash or cash equivalents or high-quality money market instruments. Such investments could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principle Risks."

     o Derivatives Risk

     o Equity Risk

     o Growth Investing Risk

     o Leveraging Risk

     o Liquidity Risk

     o Portfolio Turnover Risk

     o Small-Cap and Mid-Cap Company Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last four calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for one year and since inception and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Small Cap Growth Portfolio) managed by the Adviser using the same investment objective and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the HRT/Alliance Small Cap Growth Portfolio whose inception date is May 1, 1997. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the periods commencing on or after October 19, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the perfor mance results.

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]


                    -4.28%     27.75%     14.12%     -13.03%

                     1998      1999        2000        2001

--------------------------------------------------------------------------------
 Best quarter (% and time period)            Worst quarter (% and time period)
 28.16% (1999 4th Quarter)                   (28.07)% (1998 3rd Quarter)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                                SINCE
                                               ONE YEAR        INCEPTION
--------------------------------------------------------------------------------
 EQ/Alliance Small Cap Growth Portfolio
  - Class IA Shares                             (13.03)%        9.65%
--------------------------------------------------------------------------------
 Russell 2500 Growth Index*                     (10.83)%        8.90%
--------------------------------------------------------------------------------

 * For more information on this index, see the preceding section "The
   Benchmarks."


WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance Capital"), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.


16 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

BRUCE ARONOW has been responsible for the day-to-day management of the Portfolio since February 2000. Mr. Aronow is a Senior Vice President of Alliance Capital and has been associated with Alliance Capital since May 1999. Prior thereto, he had been associated with Invesco since May 1998, and before that a Vice President of Chancellor LGT Asset Management since 1996.



EQ Advisors Trust                          ABOUT THE INVESTMENT PORTFOLIOS  17

EQ/ALLIANCE TECHNOLOGY PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital. Current income is incidental to the Portfolio's objective.

THE INVESTMENT STRATEGY

Under normal circumstances, the Portfolio will invest at least 80% of its net assets, plus borrowings for investment purposes, in the securities of companies expected to benefit from technological advances and improvements (i.e., companies that use technology extensively in the development of new or improved products or processes). The Portfolio invests for capital growth. Within this framework, the Portfolio may invest in any company and industry and in any type of security having the potential for capital appreciation, including well-known, established companies or new or unseasoned companies.

The Portfolio normally will have substantially all its assets invested in equity securities, but it may also invest in debt securities that offer an opportunity for price appreciation. The Portfolio may invest in both listed and unlisted U.S. securities and may invest up to 25% of its total assets in foreign securities, including depositary receipts. Although current income is only an incidental consideration, the Portfolio may seek income by writing listed call options.

The Portfolio also may:

o write covered call options on its portfolio securities of up to 15% of its total assets and may purchase exchange-traded call and put options, including exchange-traded index put options of up to, for all options, 10% of its total assets;

o   invest up to 10% of its total assets in warrants; and

o   make loans of its portfolio securities of up to 33.3% of its total assets.

When market or financial conditions warrant, the Portfolio may invest for temporary or defensive purposes, without limit, in preferred stocks, investment grade or corporate fixed income securities, including U.S. Government securities, qualifying bank high quality money market instruments, including prime commercial paper and other types of short-term fixed income securities. These temporary investments may also include short-term, foreign currency-denominated securities of the type mentioned above issued by foreign governmental entities, companies, and supranational organizations. Such investments could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principle Risks."

     o Derivatives Risk
     o Equity Risk
     o Fixed Income Securities Risk
     o Foreign Securities Risk
     o Growth Investing Risk
     o Sector Risk
     o Small-Cap and Mid-Cap Company Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for 2001, the Portfolio's first full calendar year of operations. The inception date for this Portfolio is May 1, 2000.The table shows the Portfolio's average annual total returns for the past one year and since inception and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]


                                   -24.43%

                                    2001

--------------------------------------------------------------------------------
 Best quarter (% and time period)             Worst quarter (% and time period)
 34.40% (2001 4th Quarter)                    (35.01)% (2001 3rd Quarter)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                              SINCE
                                            ONE YEAR          CEPTION
--------------------------------------------------------------------------------
 EQ/Alliance Technology Portfolio
 - Class IB Shares                          (24.43)%         (33.67)%
--------------------------------------------------------------------------------
 Russell 1000 Technology Index*,**          (29.67)%         (40.09)%
--------------------------------------------------------------------------------
 NASDAQ Composite Index*                    (21.05)%         (33.61)%
--------------------------------------------------------------------------------

 *  For more information on this index, see the preceding section "The
    Benchmarks."

** We believe that this index reflects more closely the market sectors in which the Portfolio invests.


WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance Capital"), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital has been the Adviser to the Portfolio since the Portfolio commenced its operations. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

GERALD MALONE is principally responsible for the day-to-day management of the Portfolio. Mr. Malone, a Senior Vice President of Alliance Capital, has been associated with Alliance since 1992.

18 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

EQ/AXP NEW DIMENSIONS PORTFOLIO

INVESTMENT OBJECTIVE: Seeks long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio primarily invests in common stocks of companies showing the potential for significant growth. These companies often operate in areas where dynamic economic and technological changes are occurring. The Portfolio may also invest up to 30% of its total assets in foreign securities.

The Portfolio's Adviser selects investments by:

o identifying companies the Adviser believes have above-average long-term growth potential based on: effective management; financial strength; and competitive market position; and

o considering opportunities and risks with respect to interest rate and economic forecasts both domestically and abroad.

In evaluating whether to sell a security, the Adviser considers, among other factors, whether:

o   the security is overvalued relative to alternative investments;

o   the company has met the Adviser's earnings and/or growth expectations;

o   political, economic, or other events could affect the company's performance;

o the Adviser wishes to minimize potential losses (i.e., in a market down-turn); and

o   the Adviser identifies a more attractive opportunity.

When market or financial conditions warrant, the Portfolio may invest more of its assets in money market securities for temporary or defensive purposes. During these times, the Portfolio may make frequent securities trades that could cause the Portfolio to incur additional transaction costs borne by shareholders. Such investment strategies could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."

     o Equity Risk

     o Foreign Securities Risk

     o Growth Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for 2001, the Portfolio's first full calendar year of operations. The inception date for this Portfolio is September 1, 2000. The table shows the Portfolio's average annual total returns for the past one year and since inception and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


--------------------------------------------------------------------------------
                   CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

                                        -15.51%

                                          2001


--------------------------------------------------------------------------------
 Best quarter (% and time period)            Worst quarter (% and time period)
 12.70% (2001 4th Quarter)                   (15.70)% (2001 3rd Quarter)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                           SINCE
                                        ONE YEAR         INCEPTION
--------------------------------------------------------------------------------
 EQ/AXP New Dimensions Portfolio
 - Class IB Shares                       (15.51)%         (23.24)%
--------------------------------------------------------------------------------
 S&P 500 Index*                          (11.88)%         (17.84)%
--------------------------------------------------------------------------------

 *  For more information on this index, see the preceding section "The
    Benchmarks."


WHO MANAGES THE PORTFOLIO

AMERICAN EXPRESS FINANCIAL CORPORATION ("AEFC"), 601 Second Avenue South, Minneapolis, MN 55402. AEFC has been the Adviser to the Portfolio since the Portfolio commenced operations. AEFC has provided financial services since 1894. In addition to offering mutual funds, its family of companies also offers insurance, annuities, investment certificates and a broad range of financial management services.

GORDON FINES is principally responsible for the day-to-day management of the Portfolio. Mr. Fines, a Vice President and senior portfolio manager of AEFC, has been associated with AEFC since 1981. DOUG GUFFY and ANNE OBERMEYER serve as portfolio managers. They have been associated with AEFC since 1994 and 1984, respectively.

EQ Advisors Trust                          ABOUT THE INVESTMENT PORTFOLIOS  19

EQ/AXP STRATEGY AGGRESSIVE PORTFOLIO

INVESTMENT OBJECTIVE: Seeks long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio primarily invests in securities of growth companies. Under normal circumstances, the Portfolio invests at least 65% of its total assets in equity securities. The selection of common stocks is the primary decision in building the investment portfolio. The Portfolio may also invest up to 25% of its total assets in foreign securities.

In pursuit of the Portfolio's goal, the Adviser chooses equity investments by:
o considering opportunities and risks within growing industries and new technologies;
o selecting companies that the Adviser believes have aggressive growth prospects; and
o identifying small and medium capitalization companies with: effective management, financial strength, and competitive market position. Small and medium capitalization companies are those whose market capitalization is similar to the market capitalization of companies in the Russell MidCap Growth Index.

In evaluating whether to sell a security, the Adviser considers, among other factors, whether:
o   the security is overvalued relative to other potential investments;
o   the security has reached the Adviser's price objective;
o   the company's characteristics change;
o   the company has met the Adviser's earnings and/or growth expectations;
o   political, economic, or other events could affect the company's performance;
o the Adviser wishes to minimize potential losses (i.e., in a market down-turn);
o   the Adviser wishes to lock in profits;
o   the Adviser identifies a more attractive investment opportunity; and
o the company or the security continue to meet the other standards described above.

When market or financial conditions warrant, the Portfolio may invest without limitation in money market instruments or investment grade debt obligations (rated BBB or higher) for temporary or defensive purposes. During these times, the Portfolio may make frequent securities trades that could cause the Portfolio to incur additional transaction costs that could be passed through to shareholders. Such investment strategies could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."
     o Equity Risk
     o Foreign Securities Risk
     o Growth Investing Risk
     o Portfolio Turnover Risk
     o Small-Cap and Mid-Cap Company Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for 2001, the Portfolio's first full calendar year of operations. The inception date for this Portfolio is May 1, 2000. The table shows the Portfolio's average annual total returns for the past one year and since inception and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]


                                      -33.39%

                                       2001

--------------------------------------------------------------------------------
 Best quarter (% and time period)             Worst quarter (% and time period)
17.90% (2001 4th Quarter)                     (30.50)% (2001 1st Quarter)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                                SINCE
                                             ONE YEAR         INCEPTION
--------------------------------------------------------------------------------
 EQ/AXP Strategy Aggressive Portfolio
 - Class IB Shares                            (33.39)%         (48.29)%
--------------------------------------------------------------------------------
 Russell Mid Cap Growth Index*                (20.15)%         (33.27)%
--------------------------------------------------------------------------------

 *  For more information on this index, see the preceding section "The
    Benchmarks."


WHO MANAGES THE PORTFOLIO

AMERICAN EXPRESS FINANCIAL CORPORATION ("AEFC"), 601 Second Avenue South, Minneapolis, MN 55402. AEFC has been the Adviser to the Portfolio since the Portfolio commenced operations. AEFC has provided financial services since 1894. In addition to offering mutual funds, its family of companies also offers insurance, annuities, investment certificates and a broad range of financial management services.

LOUIS GIGLIO is principally responsible for the day-to-day management of the Portfolio. Mr. Giglio, a Senior Portfolio Manager, has been associated with AEFC since January 1994 as a senior equity analyst.

20 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

EQ/BERNSTEIN DIVERSIFIED VALUE PORTFOLIO

INVESTMENT OBJECTIVE: Seeks capital appreciation.

THE INVESTMENT STRATEGY

Under normal circumstances, the Portfolio invests at least 80% of its total assets in equity securities of relatively large capitalization domestic companies that the Adviser believes are inexpensively priced relative to the return on total capital or equity. Equity securities include common stocks, preferred stocks and securities convertible into or exchangeable for common stocks.

The Portfolio uses a value-oriented approach in searching for securities. The Adviser uses a "bottom-up" approach (individual stock selection) to find companies that have:
o   low price to earnings ratios;
o   high yield;
o   unrecognized assets;
o   the possibility of management change; and/or
o   the prospect of improved profitability.

The Portfolio may also invest up to 20% of its assets in U.S. Government securities and investment grade debt securities of domestic corporations rated BBB or better by S&P or Baa or better by Moody's.

The Portfolio may also invest up to 10% of its assets in foreign equity or debt securities, or depositary receipts.

The Portfolio may also invest without limitation in high-quality short-term money market instruments. The Portfolio may engage in options transactions, including writing covered call options or foreign currencies to offset costs of hedging and writing and purchasing put and call options on securities. Although the Portfolio will engage in options transactions primarily to hedge its Portfolio, it may use options to increase returns and there is the risk that these transactions sometimes may reduce returns or increase volatility.

When market or financial conditions warrant, the Portfolio may invest, without limit, in money market securities for temporary or defensive purposes. Such investment strategies could have the effect of reducing the benefit of any upswing in the market. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."

     o Derivatives Risk

     o Equity Risk

     o Fixed Income Risk

     o Value Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for each of the last four calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The Portfolio's commencement date was January 1, 1998. The table below shows the Portfolio's average annual total returns for the past one year and since inception and compares the Portfolio's performance to the returns of a broad based index. Past performance is not an indication of future performance. This may be particularly true for this Portfolio because Alliance Capital was not the Adviser to the Portfolio prior to March 1, 2001.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

            20.01%     3.55%     -1.94%     3.09%

            1998       1999       2000      2001


--------------------------------------------------------------------------------
 Best quarter (% and time period)         Worst quarter (% and time period)
 23.34% (1998 4th Quarter)                (13.43)% (1998 3rd Quarter)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                               SINCE
                                               ONE YEAR      INCEPTION
--------------------------------------------------------------------------------
 EQ/Bernstein Diversified Value Portfolio
 - Class IB Shares                                3.09%         5.87%
--------------------------------------------------------------------------------
 Russell 1000 Value Index*                       (5.59)%        5.82%
--------------------------------------------------------------------------------

*   For more information on this index, see the preceding section "The
    Benchmarks."


WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance Capital"), 1345 Avenue of the Americas, New York, NY 10105. Alliance Capital has been the Adviser to the Portfolio since March 1, 2001. Alliance Capital, through its Bernstein Investment Research and Management Unit ("Bernstein") manages the Portfolio.

Bernstein's field of expertise is the value style of investment management. Bernstein's approach of equity investment for most of its equity services is value oriented, with value defined as the relationship be-

EQ Advisors Trust                          ABOUT THE INVESTMENT PORTFOLIOS  21
tween a security's current price and its normal or long-term earnings power as determined by its investment research.

MARILYN G. FEDAK and STEVEN PISARKIEWICZ have been principally responsible for the day-to-day management of the Portfolio since March 1, 2001. Ms. Fedak, Chief Investment Officer and Chairman of the U.S. Equity Investment Policy Group, has been with Bernstein since 1984. Mr. Pisarkiewicz is Chief Investment Officer of Structured Equity Services and has been with Bernstein since 1989.

22 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO

INVESTMENT OBJECTIVE: Seeks long-term capital appreciation

THE INVESTMENT STRATEGY

The Portfolio invests primarily in common stocks of medium to large U.S. companies that meet both investment and social criteria. The practical application of this strategy involves Calvert and Brown Capital using a rigorous and tandem two-step investment process for evaluating potential investments. Once identified as an attractive financial opportunity, a critical second evaluation of the company's performance on a variety of social issues is accomplished. The financial analysis is done by Brown Capital's Mid/large Investment team. Calvert's in-house Social Research Department conducts the analysis of each company's societal impact.

The Portfolio invests in companies that are committed to meeting the challenges of the future with an expanded view of corporate responsibility. More than a matter of "doing the right thing," it also makes good business sense.

    ------------------------------------------------------------------------
    For purposes of this Portfolio, companies having market capitalizations greater than $1 billion are considered medium to large companies.
    ------------------------------------------------------------------------

INVESTMENT CRITERIA: Brown Capital's investment process balances the growth potential of investments with the price or value of the investment in order to identify stocks that offer above average growth potential at reasonable prices. Brown Capital evaluates each stock in terms of its growth potential, the return on risk-free investments, and the specific risk features of the company to determine the reasonable price for the stock.

The Portfolio may invest up to 15% of its net assets in illiquid securities, which are securities that cannot be readily sold because there is no active market for them.

The Portfolio may invest in derivative instruments, such as foreign currency contracts (up to 5% of its total assets), options on securities and indices (up to 5% of its total assets), and futures contracts (up to 5% of its net assets).

When market or financial conditions warrant, the Portfolio may invest a substantial portion of its assets in short-term obligations for temporary or defensive purposes. If such action is taken, it will detract from achievement of the Portfolio's investment objective during such periods.

SOCIAL CRITERIA: Calvert analyzes investments from a social perspective. Calvert's in-house Social Research Department, which includes specialists in the environment, labor, human rights, community relations, and defense, conducts the social analysis.

The purpose of the research is to complement the financial analysis on a company with a full picture of what a company does, what it stands for, and what operations and procedures are, as well as what it plans to do in the future and where it is heading.

The Portfolio seeks to invest in companies that:
o deliver safe products and services in ways that sustain our natural environment. For example, the Portfolio looks for companies that produce energy from renewable resources, while avoiding consistent polluters;
o manage with participation throughout the organization in defining and achieving objectives. For example, the Portfolio looks for companies that offer employee stock ownership or profit-sharing plans;
o negotiate fairly with their workers, provide an environment supportive of their wellness, do not discriminate on the basis of race, gender, religion, age, disability, ethnic origin, or sexual orientation, do not consistently violate regulations of the U.S. Equal Employment Opportunity Commission, and provide opportunities for women, disadvantaged minorities, and others for whom equal opportunities have often been denied. For example, the Portfolio considers both unionized and non-union firms with good labor relations; and
o foster awareness of a commitment to human goals, such as creativity, productivity, self-respect and responsibility, within the organization and the world, and continually recreates a context within which these goals can be realized. For example, the Portfolio looks for companies with an above average commitment to community affairs and charitable giving.

The Portfolio will not invest in companies that Calvert determines to be significantly engaged in:
o   production of or the manufacture of equipment to produce nuclear energy;
o   business activities in support of repressive regimes;
o   manufacture of weapon systems;
o manufacture of alcoholic beverages or tobacco products; o operation of gambling casinos; or
o   a pattern and practice of violating the rights of indigenous people.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."
     o  Equity Risk
     o  Growth Investing Risk
     o  Mid-Cap Company Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for each of the last two calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance.

EQ Advisors Trust                          ABOUT THE INVESTMENT PORTFOLIOS  23

The inception date for this Portfolio is September 1, 1999. The table shows the Portfolio's average annual total returns for the past one year and since inception and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

                            -2.87%      -14.74%

                             2000        2001


--------------------------------------------------------------------------------
 Best quarter (% and time period)         Worst quarter (% and time period)
16.47% (2001 4th Quarter)                 (19.77)% (2001 3rd Quarter)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                                    SINCE
                                                  ONE YEAR        INCEPTION
--------------------------------------------------------------------------------
 EQ/Calvert Socially Responsible Portfolio

 - Class IB Shares                                 (14.74)%         (4.64)%
--------------------------------------------------------------------------------
 Russell 3000 Index*                               (11.46)%         (3.15)%
--------------------------------------------------------------------------------

 *  For more information on this index, see the preceding section "The
    Benchmarks."


WHO MANAGES THE PORTFOLIO

CALVERT ASSET MANAGEMENT COMPANY, INC. ("Calvert"), 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Calvert has been the Adviser to the Portfolio since it commenced operations. It has been managing mutual funds since 1976. Calvert is the investment adviser for over 28 mutual fund portfolios, including the first and largest family of socially screened funds. Calvert provides the social investment research and screening of the Portfolio's investments. As of December 31, 2001, Calvert had $7.54 billion in assets under management.

BROWN CAPITAL MANAGEMENT, INC. ("Brown Capital"), 1201 North Calvert Street, Baltimore, Maryland 21201. Brown Capital initially identifies potential investments for the Portfolio, which are then promptly screened by Calvert using the Portfolio's social criteria.

EDDIE C. BROWN, founder and President of Brown Capital, heads the management team for the Portfolio. He has over 25 years of investment management experience, and has held positions with T. Rowe Price Associates, Inc. and Irwing Management Company. Mr. Brown is a frequent panelist on "Wall Street Week with Louis Rukeyser" and is a member of the Wall Street Week Hall of Fame.

24 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO

INVESTMENT OBJECTIVE: To achieve long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in equity securities of United States issuers and securities whose principal markets are in the United States, including American Depositary Receipts and other United States registered foreign securities. The Portfolio invests primarily in common stocks of companies with a market capitalization greater than $1 billion at the time of purchase. The Portfolio invests in dynamic, growing companies with strong balance sheets; the Adviser seeks to invest in stocks whose prices are not excessive relative to book value, or in companies whose asset values are understated.

The Portfolio may invest up to 15% of its total assets, at the time of purchase, in securities of issuers domiciled outside the United States and not included in the S&P 500 (i.e., foreign securities).

When market or financial conditions warrant, the Portfolio may invest a substantial portion of its assets in high-quality debt securities, including short-term obligations for temporary or defensive purposes. If such action is taken, it will detract from achievement of the Portfolio's investment objective during such periods.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."

 o  Equity Risk

 o  Foreign Securities Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for each of the last two calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The commencement date for this Portfolio is May 1, 1999.The table below shows the Portfolio's average annual total returns for the past one year and since inception and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

                                5.92%      -2.04%

                                2000        2001

--------------------------------------------------------------------------------
 Best quarter:                             Worst quarter:
 14.92% (2001 4th Quarter)                 (14.22)% (2001 3rd Quarter)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                                SINCE
                                               ONE YEAR       INCEPTION
--------------------------------------------------------------------------------
 EQ/Capital Guardian Research Portfolio
 - Class IB Shares                             ( 2.04)%         4.03%
--------------------------------------------------------------------------------
 S&P 500 Index*                                (11.88)%        (4.31)%
--------------------------------------------------------------------------------

 *  For more information on this index, see the preceding section "The
    Benchmarks."


WHO MANAGES THE PORTFOLIO

CAPITAL GUARDIAN TRUST COMPANY ("Capital Guardian"), 333 South Hope Street, Los Angeles, CA 90071. Capital Guardian has been providing investment management services since 1968 and has been the Adviser to the Portfolio since it commenced operations.

The Portfolio is managed by a group of investment research professionals, led by the Research Portfolio Coordinator, each of whom has investment discretion over a segment of the total Portfolio. The size of each segment will vary over time and may be based upon: (1) the level of conviction of specific research professionals as to their designated sectors; (2) industry weights within the relevant benchmark for the Portfolio; and (3) the judgment of the Research Portfolio Coordinator in assessing the level of conviction of research professionals compared to industry weights within the relevant benchmark. Sectors may be overweighted relative to their benchmark weighting if there is a substantial number of stocks that are judged to be attractive based on the research professionals' research in that sector, or may be underweighted if there are relatively fewer stocks viewed to be attractive in the sector. The Research Portfolio Coordinator also coordinates the cash holdings of the Portfolio.

EQ Advisors Trust                          ABOUT THE INVESTMENT PORTFOLIOS  25

EQ/CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO

INVESTMENT OBJECTIVE: To achieve long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio strives to accomplish its investment objectives through constant supervision, careful securities selection and broad diversification.

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of United States issuers and other equity investments that are tied economically to the United States. The Portfolio invests primarily in equity securities of United States companies with market capitalization greater than $1 billion at the time of purchase. In selecting securities for investment, the Adviser focuses primarily on the potential for capital appreciation. The Portfolio invests in dynamic, growing companies with strong balance sheets; the Adviser seeks to invest in stocks whose prices are not excessive relative to book value, or in companies whose asset values are understated.

The Portfolio may invest up to 15% of its total assets in securities of issuers domiciled outside the United States and not included in the S&P 500 (i.e., foreign securities). These securities may include American Depositary Receipts.

When market or financial conditions warrant, the Portfolio may invest a substantial portion of its assets in high-quality debt securities, including short-term obligations for temporary or defensive purposes. If such action is taken, it will detract from achievement of the Portfolio's investment objective during such periods.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."

     o Equity Risk

     o Foreign Securities Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for each of the last two calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The commencement date for this Portfolio is May 1, 1999. The table below shows the Portfolio's average annual total returns for the past one year and since inception and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

                            3.56%     -2.01%

                            2000       2001


--------------------------------------------------------------------------------
 Best quarter (% and time period)            Worst quarter (% and time period)
 16.73% (2001 4th Quarter)                   (16.86)% (2001 3rd Quarter)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                                   SINCE
                                                  ONE YEAR       INCEPTION
--------------------------------------------------------------------------------
 EQ/Capital Guardian U.S. Equity Portfolio
 - Class IB Shares                                ( 2.01)%         1.95%
--------------------------------------------------------------------------------
 S&P 500 Index*                                   (11.88)%        (4.31)%
--------------------------------------------------------------------------------

 *  For more information on this index, see the preceding section "The
    Benchmarks."


WHO MANAGES THE PORTFOLIO

CAPITAL GUARDIAN TRUST COMPANY ("Capital Guardian"), 333 South Hope Street, Los Angeles, CA 90071. Capital Guardian has been providing investment management services since 1968 and has been the Adviser to the Portfolio since it commenced operations.

The day-to-day investment management decisions for the Portfolio are made by a team of portfolio managers at Capital Guardian.

26 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

EQ/EQUITY 500 INDEX PORTFOLIO

INVESTMENT OBJECTIVE: Seeks a total return before expenses that approximates the total return performance of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index ("S&P 500").

THE INVESTMENT STRATEGY

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities in the S&P 500.

The Adviser does not utilize customary economic, financial or market analyses or other traditional investment techniques to manage the Portfolio. The Portfolio has been constructed and is maintained by utilizing a replication construction technique. That is, the portfolio will hold all 500 securities in the S & P 500 in the exact weight each represents in that Index.

Cash may be accumulated in the Portfolio until it reaches approximately 1% of the value of the Portfolio at which time such cash will be invested in common stocks as described above. Accumulation of cash increases tracking error. The Portfolio will, however, remain substantially fully invested in common stocks even when common stock prices are generally falling. Similarly, adverse performance of a stock will ordinarily not result in its elimination from the Portfolio.

In order to reduce brokerage costs, maintain liquidity to meet shareholder redemptions or minimize tracking error when the Portfolio holds cash, the Portfolio may from time to time buy and hold futures contracts on the S&P 500 and options on such futures contracts. The contract value of futures contracts purchased by the Portfolio plus the contract value of futures contracts underlying call options purchased by the Portfolio will not exceed 20% of the Portfolio's total assets. The Portfolio may seek to increase income by lending its portfolio securities with a value of up to 50% of its total assets to brokers-dealers.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."
     o  Derivatives Risk
     o  Equity Risk
     o  Index-Fund Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last seven calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year, five years and since inception and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Equity Index Portfolio) managed by the Adviser using the same investment objective and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the HRT/Alliance Equity Index Portfolio whose inception date is March 1, 1994. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the periods commencing on or after October 19, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

        36.5%     22.4%     32.6%     28.1%    20.40%     -9.60%     -11.95%

        1995      1996      1997      1998      1999       2000       2001


-------------------------------------------------------------------------------
 Best quarter (% and time period)            Worst quarter (% and time period)
 21.15% (1998 4th Quarter)                   (14.66)% (2001 3rd Quarter)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                                    SINCE
                                    ONE YEAR       FIVE YEARS     INCEPTION
--------------------------------------------------------------------------------
 EQ/Equity 500 Index Portfolio -
   Class IA Shares                  (11.95)%         10.23%         13.77%
--------------------------------------------------------------------------------
 S&P 500 Index*                     (11.88)%         10.70%         14.21%
--------------------------------------------------------------------------------

*   For more information on this index, see the preceding section "The
    Benchmarks."


WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance Capital"), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

EQ Advisors Trust                          ABOUT THE INVESTMENT PORTFOLIOS  27

EQ/EVERGREEN OMEGA PORTFOLIO

INVESTMENT OBJECTIVE: Seeks long-term capital growth.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in common stocks and securities convertible into common stocks of U.S. companies across all market capitalizations. The Adviser employs a growth style of equity management. "Growth" stocks are stocks of companies that the Adviser believes have anticipated earnings ranging from steady to accelerated growth. The Adviser's active style of portfolio management may lead to a high portfolio turnover, but will not limit the Adviser's investment decisions.

The Adviser intends to sell a portfolio investment when the value of the investment reaches or exceeds its estimated fair value, when the issuer's fundamentals begin to deteriorate, or when the investment no longer appears to meet the Portfolio's investment objective.

Although not a primary investment strategy, the Portfolio also may invest up to 25% of its total assets in foreign securities. Additionally, the Portfolio may utilize derivative instruments (such as options and futures contracts) and engage in short sales in order to: (i) maintain the Portfolio's exposure to the market; (ii) manage cash; or (iii) attempt to increase income. The Portfolio may also borrow money for temporary defensive purposes.

In response to adverse economic, political or market conditions, the Portfolio may temporarily invest up to 100% of its assets in high quality money market instruments. This strategy is inconsistent with the Portfolio's principal investment strategy and investment objective, and if employed could result in a lower return and loss of market opportunity.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."
     o  Convertible Securities Risk
     o  Derivatives Risk
     o  Equity Risk
     o  Foreign Securities Risk
     o  Growth Investing Risk
     o  Portfolio Turnover Risk
     o  Small-Cap And Mid-Cap Company Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for each of the last three calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The commencement date for this Portfolio is January 1, 1999. The table below shows the Portfolio's average annual total returns for the past one year and since inception and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]


                  9.70%     -11.66%     -17.02%

                  1999       2000         2001

--------------------------------------------------------------------------------
 Best quarter (% and time period)            Worst quarter (% and time period)
 12.63% (1999 4th Quarter)                   (18.11)% (2001 3rd Quarter)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                           SINCE
                                         ONE YEAR        INCEPTION
--------------------------------------------------------------------------------
 EQ/Evergreen Omega Portfolio -
  Class IB Shares                       (17.02)%         (7.01)%
--------------------------------------------------------------------------------
 Russell 1000 Growth Index*             (20.42)%         (6.32)%
--------------------------------------------------------------------------------

*   For more information on this index, see the preceding section "The
    Benchmarks."


WHO MANAGES THE PORTFOLIO

EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC ("Evergreen"), 200 Berkeley Street, Boston, Massachusetts 02116-5034. Evergreen has been the Adviser to the Portfolio since it commenced operations. Evergreen offers a broad range of financial services to individuals and businesses throughout the United States.

The Portfolio is managed by a team of portfolio management professionals from Evergreen's Large Cap Core Growth team, with team members responsible for various sectors.

28 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

EQ/FI MID CAP PORTFOLIO

INVESTMENT OBJECTIVE: Seeks long-term growth of capital.

THE INVESTMENT STRATEGY

The Adviser normally invests the Portfolio's assets primarily in common stock.

The Adviser normally invests at least 80% of net assets, plus borrowings for investment purposes, in securities of companies with medium market capitalizations. Although a universal definition of medium market capitalization companies does not exist, the Adviser generally defines medium market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the S&P MidCap 400 or the Russell MidCap Index. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Portfolio's investment. Companies whose capitalization no longer meets this definition after purchase continue to have a medium market capitalization for purposes of the 80% policy. The size of companies in each index changes with market conditions, and the composition of each index. The Portfolio could potentially invest up to 20% of its assets in companies with capitalizations that are smaller or larger than those in the S&P MidCap 400 Index or the Russell MidCap Index.

The Adviser may invest the Portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

The Adviser is not constrained by any particular investment style. At any given time, the Adviser may tend to buy "growth" stocks or "value" stocks, or a combination of both types.

The Adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earning estimates and management.

The Adviser may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Portfolio's exposure to changing security prices or other factors that affect security values.

In response to market, economic, political or other conditions, the Adviser may temporarily use a different investment strategy such as purchasing preferred stock or investment grade instruments for defensive purposes. If the Adviser does so, different factors could affect the Portfolio's performance and the Portfolio may not achieve its investment objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."
     o Equity Risk
     o Foreign Securities
     o Growth Investing Risk
     o Portfolio Turnover Risk
     o Mid-Cap Company Risk
     o Sector Risk
     o Value Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for 2001, the Portfolio's first full calendar year of operations. The inception date for this Portfolio is September 1, 2000. The table shows the Portfolio's average annual total returns for the past one year and since inception and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]


                                    -13.42%

                                      2001

--------------------------------------------------------------------------------
 Best quarter (% and time period)           Worst quarter (% and time period)
 18.93% (2001 4th Quarter)                  (22.26)% (2001 3rd Quarter)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                               SINCE
                                            ONE YEAR         INCEPTION
--------------------------------------------------------------------------------
 EQ/FI Mid Cap Portfolio - Class IB
   Shares                                   (13.42)%         (9.95)%
--------------------------------------------------------------------------------
 S&P Mid Cap 400 Index*                     ( 0.62)%         (3.85)%
--------------------------------------------------------------------------------

*   For more information on this index, see the preceding section "The
    Benchmarks."


WHO MANAGES THE PORTFOLIO

FIDELITY MANAGEMENT & RESEARCH COMPANY ("FMR"), 82 Devonshire Street, Boston, MA 02109. FMR has been the Portfolio's Adviser since the Portfolio commenced operations. As of December 31, 2001, FMR, including its affiliates, had approximately $912 billion in total assets under management.

PETER SAPERSTONE, a Portfolio Manager with FMR Co., Inc., an affiliate of FMR, is responsible for the day-to-day management of the Portfolio and is a portfolio manager for various Fidelity equity funds. Mr. Saperstone has been associated with FMR from 1995 through 2001 and with FMR Co., Inc. from 2001 to the present.

EQ Advisors Trust                          ABOUT THE INVESTMENT PORTFOLIOS  29

EQ/FI SMALL/MID CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE: Seeks long-term capital appreciation.

THE INVESTMENT STRATEGY

The Adviser normally invests the Portfolio's assets primarily in common stock.

The Adviser normally invests at least 80% of net assets, plus borrowings for investment purposes, in securities of companies with small to medium market capitalizations. Although a universal definition of small and medium market capitalization companies does not exist, the Adviser generally defines small and medium market capitalization companies as those whose market capitalization is similar to the market capitalization of companies in the S&P Small Cap 600 or the Russell 2000 Index and S&P MidCap 400 or the Russell MidCap Index. A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Portfolio's investment. Companies who are above this level after purchase continue to have a small or medium market capitalization for purposes of the 80% policy. The size of companies in each index changes with market conditions, and the composition of each index. The Portfolio could potentially invest up to 20% of its assets in companies with capitalizations that are larger than those in the S&P MidCap 400 Index or the Russell MidCap Index.

The Adviser may invest the Portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

The Adviser invests in companies that it believes are undervalued in the marketplace in relation to factors such as the company's assets, earnings or growth potential, or cash flow, or in relation to securities of other companies in the same industry. Companies with these characteristics tend to have lower than average P/E or P/B ratios. The stocks of these companies are often called "value" stocks.

The Adviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management. These securities may then be analyzed using statistical models to further evaluate growth potential, valuation, liquidity, and investment risk. In buying and selling securities for the Portfolio, the Adviser invests for the long term and selects those securities it believes offer strong opportunity for long-term growth of capital and are attractively valued. The Adviser may use various techniques, such as buying and selling futures contracts and exchange traded funds to increase or decrease the Portfolio's exposure to changing security prices or other factors that affect security values.

In response to market, economic, political or other conditions, the Adviser may temporarily use a different investment strategy such as purchasing preferred stock or investment grade instruments for defensive purposes. If the Adviser does so, different factors could affect the Portfolio's performance and the Portfolio may not achieve its investment objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."
     o Equity Risk
     o Foreign Securities
     o Portfolio Turnover Risk
     o Sector Risk
     o Small-Cap and Mid-Cap Company Risk
     o Value Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for each of the last four calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The inception date for the Portfolio is May 1, 1997. The table below shows the Portfolio's average annual total returns for the past one year and since inception and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance. This may be particularly true for this Portfolio because FMR was not the Adviser to the Portfolio prior to July 24, 2000.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce performance results.

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

            -10.02%     1.80%     5.13%     4.04%

            1998        1999      2000      2001



--------------------------------------------------------------------------------
 Best quarter (% and time period)            Worst quarter (% and time period)
 14.86% (2001 4th Quarter)                   (20.25)% (1998 3rd Quarter)
--------------------------------------------------------------------------------



30 ABOUT THE INVESTMENT PORTFOLIOS                            EQ Advisors Trust

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                          SINCE
                                           ONE YEAR     INCEPTION
--------------------------------------------------------------------------------
 EQ/FI Small/Mid Cap Value Portfolio -
  Class IB Shares                             4.04%        3.87%
--------------------------------------------------------------------------------
 Russell 2500 Value Index*                    9.74%       12.16%
--------------------------------------------------------------------------------

 *  For more information on this index, see the preceding section "The
     Benchmarks."

WHO MANAGES THE PORTFOLIO

FIDELITY MANAGEMENT & RESEARCH COMPANY ("FMR"), 82 Devonshire Street, Boston, Massachusetts 02109, has been the Portfolio's Adviser since July 24, 2000. As of December 31, 2001, FMR, including its affiliates, had approximately $912 billion in total assets under management.

ROBERT MACDONALD is the Portfolio Manager and is responsible for the day-to-day management of the Portfolio. Mr. Macdonald, Senior Vice President and Portfolio Manager, has been associated with FMR from 1985 through 2001 and with FMR Co., Inc., an affiliate of FMR, from 2001 to present.

EQ Advisors Trust                          ABOUT THE INVESTMENT PORTFOLIOS  31

EQ/JANUS LARGE CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE: Seeks long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio invests in securities of growth-oriented companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of growth companies with a large market capitalization.

The Adviser may invest substantially all of the Portfolio's assets in equity securities if the Adviser believes equity securities will appreciate in value. The Portfolio is diversified for purposes of the 1940 Act, however, it is invested in a limited number of companies.

   ------------------------------------------------------------------------
   For purposes of this Portfolio, companies having a market capitalization greater than $10 billion are generally considered large companies.
   ------------------------------------------------------------------------

The Adviser applies a "bottom-up" approach in choosing investments, focusing on the financial condition and competitiveness of individual companies. The Adviser seeks to identify companies with earnings growth potential that may not be recognized by the market at large. Although themes may emerge in the Portfolio, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. If the Adviser is unable to find investments with earnings growth potential, a significant portion of the Portfolio's assets may be in cash or similar investments.

The Portfolio may also invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. The Adviser will seek companies that meet its selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. In addition, the Portfolio may invest up to 20% of the Portfolio's total assets in high-yield/high-risk bonds ("junk bonds") or lower rated securities rated BB or lower by S&P or an equivalent rating by any other NRSRO or unrated securities of similar quality.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Informarion on Principal Risks."
     o Equity Risk
     o Focused Portfolio Risk
     o Foreign Securities Risk
     o Growth Investing Risk
     o Junk Bond and Lower Rated Securities Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for 2001, the Portfolio's first full calendar year of operations. The inception date for this Portfolio is September 1, 2000.The table shows the Portfolio's average annual total returns for the past one year and since inception and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]


                                          -22.91%

                                           2001

--------------------------------------------------------------------------------
 Best quarter (% and time period)              Worst quarter (% and time period)
 14.87% (2001 4th Quarter)                     (24.26)% (2001 3rd Quarter)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                                 SINCE
                                              ONE YEAR          INCEPTION
--------------------------------------------------------------------------------
 EQ/Janus Large Cap Growth Portfolio -
  Class IB Shares                              (22.91)%         (27.65)%
--------------------------------------------------------------------------------
 Russell 1000 Growth Index*                    (20.42)%         (34.67)%
--------------------------------------------------------------------------------

*   For more information on this index, see the preceding section "The
    Benchmarks."


WHO MANAGES THE PORTFOLIO

JANUS CAPITAL MANAGEMENT LLC ("Janus"), 100 Fillmore Street, Denver, Colorado 80206-4928. Janus has been the Adviser to the Portfolio since it commenced operations. Janus manages investment companies, private-label mutual funds and provides separate account advisory services for institutional accounts.

MARC PINTO, a Portfolio Manager with Janus, is responsible for the day-to-day management of the Portfolio. Mr. Pinto manages institutional separate accounts in the Large Cap Growth discipline and has also served as Assistant Portfolio Manager for certain Janus funds since joining Janus in 1994.

32 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

EQ/LAZARD SMALL CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE: Seeks capital appreciation.

THE INVESTMENT STRATEGY

The Portfolio is a non-diversified Portfolio and under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of United States companies with small market capitalizations (i.e., companies in the range of companies represented in the Russell 2000) that the Adviser believes are inexpensively priced relative to the return on total capital or equity. The Portfolio will have characteristics similar to the Russell 2000 Value Index. The equity securities that may be purchased by the Portfolio include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants.

The Portfolio may also invest up to 20% of its assets in larger capitalization equity securities or investment grade debt securities.

   ---------------------------------------------------------------------------
   A Portfolio is considered "non-diversified" for federal securities law purposes if it invests in a limited number of issuers. In all cases, the Portfolio intends to be diversified for tax purposes so that it can qualify as a regulated investment company.
   ---------------------------------------------------------------------------

In selecting investments for the Portfolio, the Adviser looks for equity securities of companies that have one or more of the following characteristics:
(i) are undervalued relative to their earnings, cash flow or asset values; (ii) have an attractive price/value relationship with expectations that some catalyst will cause the perception of value to change within two years; (iii) are out of favor due to circumstances which are unlikely to harm the company's franchise or earnings power; (iv) have low projected price to earnings or price-to-cash flow multiples; (v) have the potential to become a larger factor in the company's business; (vi) have significant debt but have high levels of free cash flow; and
(vii) have a relatively short corporate history with the expectation that the business may grow.

When market or financial conditions warrant, the Portfolio may invest without limitation in short-term money market instruments or hold its assets in cash for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."

     o Equity Risk

     o Focused Portfolio Risk

     o Non-Diversification Risk

     o Small-Cap and Mid-Cap Company Risk

     o Value Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for each of the last four calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The Portfolio's inception date was January 1, 1998. The table below shows the Portfolio's average annual total returns for the past one year and since inception and compares the Portfolio's performance to the returns of a broad based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the perfomance results.


--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]


        -7.03%     1.66%     18.56%     17.74%

         1998      1999      2000        2001


--------------------------------------------------------------------------------
 Best quarter (% and time period)             Worst quarter (% and time period)
 19.39% (1999 2nd Quarter)                    (20.10)% (1998 3rd Quarter)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                          SINCE
                                           ONE YEAR     INCEPTION
--------------------------------------------------------------------------------
 EQ/Lazard Small Cap Value Portfolio -
  Class IB Shares                            17.74%        7.17%
--------------------------------------------------------------------------------
 Russell 2000 Value Index*                   14.02%        6.59%
--------------------------------------------------------------------------------

*   For more information on this index, see the preceding section "The
    Benchmarks."


WHO MANAGES THE PORTFOLIO

LAZARD ASSET MANAGEMENT ("LAM"), 30 Rockefeller Plaza, New York, New York 10112. LAM has been the Adviser to the Portfolio since it commenced operations. Lazard Freres provides its clients with a wide variety of investment banking and related services, including investment management.

HERBERT W. GULLQUIST and PATRICK MULLIN are the Portfolio Managers responsible for the day-to-day management of the Portfolio. Mr.

EQ Advisors Trust                          ABOUT THE INVESTMENT PORTFOLIOS  33

Gullquist, a Vice-Chairman of Lazard Freres and Managing Director and Chief Investment Officer of LAM, has been with LAM since 1982 and has been managing the Portfolio since its inception. Mr. Mullin, a Director of LAM, has been with LAM since February 1998 and has been managing the Portfolio since January 2001. Prior thereto, he was associated with Target Capital Management from February 1997; and prior thereto, he was associated with Dillon, Read & Co, Inc. from September 1992.

34 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

EQ/MARSICO FOCUS PORTFOLIO

INVESTMENT OBJECTIVE: Seeks long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio is a "non-diversified" Portfolio that invests primarily in the common stocks of large companies, normally a core position of 20-30 common stocks that are selected for their long-term growth potential.

  ---------------------------------------------------------------------------
  For purposes of this Portfolio, companies having a market capitalization of
   $5 billion or more generally are considered large companies.
  ---------------------------------------------------------------------------

  ---------------------------------------------------------------------------
   A Portfolio is considered "non-diversified" for federal securities law purposes if it invests in a limited number of issuers. In all cases, the Portfolio intends to be diversified for tax purposes so that it can qualify as a regulated investment company.
  ----------------------------------------------------------------------------

The Portfolio may invest up to 25% of its total assets in securities of foreign issuers, which may be publicly traded in the United States or on a foreign exchange, and may be denominated in a foreign currency.

In selecting investments for the Portfolio, the Adviser uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, the Adviser examines such factors as the most attractive investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, the Adviser identifies sectors, industries and companies that should benefit from the overall trends the Adviser has observed.

The Adviser then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment by the Portfolio, the Adviser focuses on a number of different attributes, including the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity and the ability to generate free cash flow); strong management; and reasonable valuations in the context of projected growth rates. This is called "bottom-up" stock selection.

The Portfolio's core investments generally are well-known growth companies. However, the Portfolio's investments also typically include more aggressive growth companies and companies undergoing significant changes, for example, the introduction of a new product line, the appointment of a new management team or an acquisition. As a result, the Portfolio may invest in certain companies for relatively short-term periods. Such short-term activity may cause the Portfolio to incur higher brokerage costs, which may adversely affect the Portfolio's performance.

The Portfolio does not engage in market timing. When market or financial conditions warrant or in the event of exceptional redemption requests, however, the Portfolio may hold cash or cash-equivalents and invest without limit in money market securities, U.S. government obligations and short-term debt securities. Under these circumstances, the Portfolio may not participate in stock market advances or declines to the same extent that it would if it remained more fully invested in common stocks. Such investment strategies are inconsistent with the Portfolio's investment objective and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."
     o Equity Risk
     o Focused Portfolio Risk
     o Foreign Securities Risk
     o Growth Investing Risk
     o Non-Diversification Risk

PORTFOLIO PERFORMANCE

The inception date for this Portfolio is September 1, 2001. Therefore, no prior performance information is available.

WHO MANAGES THE PORTFOLIO

MARSICO CAPITAL MANAGEMENT, LLC ("Marsico"), 1200 17th Street, Suite 1300, Denver, Colorado 80202. Marsico has been the Adviser to the Portfolio since it commenced operations. Marsico was formed in 1997 and provides investment advisory services to mutual funds and partnerships, as well as separately managed accounts for individuals, corporations, charities and retirement plans.

THOMAS F. MARSICO, Chief Executive Officer of Marsico, is primarily responsible for the day-to-day management of the Portfolio. Mr. Marsico has 20 years of experience as a securities analyst and portfolio manager. Prior to forming Marsico in 1997, Mr. Marsico was an Executive Vice President of the Janus Investment Fund from 1990-1997 and served as the portfolio manager of the Janus Twenty Fund from January 31, 1982 through August 11, 1997. He served in the same capacity for the Janus Growth & Income Fund from May 31, 1991 (inception date) through August 11, 1997.

EQ Advisors Trust                          ABOUT THE INVESTMENT PORTFOLIOS  35

EQ/MERCURY BASIC VALUE EQUITY PORTFOLIO

INVESTMENT OBJECTIVE: Seeks capital appreciation and secondarily, income.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in equity securities that the Adviser believes are undervalued and therefore represent basic investment value. The Portfolio chooses securities for capital appreciation that are expected to increase in value. In selecting securities, the Adviser emphasizes stocks that are undervalued, are selling at a discount, or seem capable of recovering from being temporarily out of favor. The Adviser places particular emphasis on securities with statistical characteristics associated with undervaluation.

The Adviser follows a contrary opinion/out-of-favor investment style. The Adviser believes that favorable changes in market prices are more likely to occur when:

o   stocks are out of favor;

o   company earnings are depressed;

o   price/earnings ratios are relatively low;

o   investment expectations are limited; and/or

o   there is no general interest in a security or industry.

On the other hand, the Adviser believes that negative developments are more likely to occur when:

o   investment expectations are high;

o   stock prices are advancing or have advanced rapidly;

o   price/earnings ratios have been inflated; and/or

o   an industry or security continues to become popular among investors.

In other words, the Adviser believes that stocks with relatively high price/earnings ratios are more vulnerable to price declines from unexpected adverse developments. At the same time, stocks with relatively low price/earnings ratios are more likely to benefit from favorable but generally unanticipated events. Thus, the Portfolio may invest a large part of its net assets in stocks that have weak research ratings.

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Portfolio may also invest a substantial portion of its assets in companies with market capitalizations below the largest companies. The Adviser believes that large institutional investors may overlook these companies, making them undervalued. The Portfolio also may invest, to a limited extent, in securities issued by foreign companies.

The Portfolio has no minimum holding period for investments, and will buy or sell securities whenever the Portfolio's management sees an appropriate opportunity.

When market or financial conditions warrant, the Portfolio may invest in U.S. Government and agency securities, money market securities and other fixed income securities for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."
     o Equity Risk
     o Foreign Securities Risk
     o Small-Cap and Mid-Cap Company Risk
     o Value Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for each of the last four calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The inception date for the Portfolio is May 1, 1997. The table below shows the Portfolio's average annual total returns for the past one year and since inception and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]


          11.59%     19.00%     11.81%     5.49%

          1998       1999        2000      2001


--------------------------------------------------------------------------------
 Best quarter (% and time period)         Worst quarter (% and time period
 16.97% (2001 4th Quarter)                (14.07)% (2001 3rd Quarter)
--------------------------------------------------------------------------------



36 ABOUT THE INVESTMENT PORTFOLIOS            EQ Advisors Trust

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                              SINCE
                                             ONE YEAR       INCEPTION
--------------------------------------------------------------------------------
 EQ/Mercury Basic Value Equity Portfolio
 -  Class IB Shares                              5.49%        13.85%
--------------------------------------------------------------------------------
 Russell 1000 Value Index*                      (5.59)%       10.38%
--------------------------------------------------------------------------------

*  For more information on this index, see the preceding section "The
   Benchmarks."


WHO MANAGES THE PORTFOLIO

MERCURY ADVISORS ("Mercury"), a division of Fund Asset Management, L.P. ("FAM"), 800 Scudders Mill Road, Plainsboro, NJ 08543. Mercury, or the Portfolio's predecessor Adviser, Merrill Lynch Asset Management, L.P. ("MLAM"), has been the Adviser to the Portfolio since it commenced operations. Mercury, together with its investment advisory affiliates, is the world's third-largest asset management firm, with total assets under management of $529 billion as of December 31, 2001. Mercury and its advisory affiliates serve as investment advisers to certain affiliated registered investment companies and provide investment advisory services for individuals and institutions.

KEVIN RENDINO and ROBERT J. MARTORELLI are primarily responsible for the day-to-day management of the Portfolio. Mr. Rendino has been a Managing Director of Mercury since 1997, and has been the Portfolio Manager responsible for the day-to-day management of the Portfolio since it commenced operations. Mr. Rendino was a First Vice President and Vice President of Mercury (or its predecessor) from 1993 to 1997. Mr. Martorelli has been a Managing Director of Mercury since 1997 and a co-Portfolio Manager of the Portfolio since May 2000. Mr. Martorelli was a First Vice President and Vice President of Mercury (or its predecessor) from 1987 to 1997.

EQ Advisors Trust                          ABOUT THE INVESTMENT PORTFOLIOS  37

EQ/MFS EMERGING GROWTH COMPANIES PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to provide long-term capital growth.

THE INVESTMENT STRATEGY

The Portfolio invests, under normal market conditions, primarily (at least 65% of its total assets) in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts of emerging growth companies. Emerging growth companies are companies that the Adviser believes are either:

o early in their life cycle but have the potential to become major enterprises; or

o are major enterprises whose rates of earnings growth are expected to accelerate because of special factors such as rejuvenated management, new products, changes in customer demand or basic changes in the economic environment.

For purposes of this Portfolio, emerging growth companies may be of any size and the Adviser would expect these companies to have products, technologies, management, markets and opportunities that will facilitate earnings growth over time that is well above the growth rate of the overall economy and rate of inflation. The Portfolio's investments may include securities traded in the over-the-counter markets.

The Adviser uses a "bottom-up" investment style in managing the Portfolio. This means the securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Adviser.

In addition, up to 25% of the Portfolio's assets may be invested in foreign securities, including those in emerging markets, or in cash and cash equivalents.

When adverse market, financial or political conditions warrant, the Portfolio may depart from its principal strategies for temporary or defensive purposes by investing a large portion or all of its assets in cash or cash equivalents, including but not limited to obligations of banks (including, but not limited to, certificates of deposit, bankers acceptances, time deposits and repurchase agreements) commercial paper, short-term notes, U.S. Government securities and related repurchase agreements. Such investment strategies are inconsistent with the Portfolio's investment objective and could result in the Portfolio not achieving its investment objective.

The Portfolio may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, which could detract from the Portfolio's performance.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."

     o Equity Risk

     o Foreign Securities Risk

          Emerging Market

     o Portfolio Turnover Risk

     o Small-Cap and Mid-Cap Company Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for each of the last four calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The inception date for the Portfolio is May 1, 1997. The table below shows the Portfolio's average annual total returns for the past one year and since inception and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]


                     34.5%     73.62%     -18.83%     -34.06%

                     1998      1999        2000        2001


--------------------------------------------------------------------------------
 Best quarter (% and time period)            Worst quarter (% and time period)
 53.01% (1999 4th Quarter)                   (28.50)% (2001 3rd Quarter)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                         SINCE
                                        ONE YEAR       INCEPTION
--------------------------------------------------------------------------------
 EQ/MFS Emerging Growth Companies
  Portfolio - Class IB Shares             (34.06)%        9.55%
--------------------------------------------------------------------------------
 Russell 3000 Growth Index*               (19.63)%        7.08%
--------------------------------------------------------------------------------

*   For more information on this index, see the preceding section "The
    Benchmarks."

38 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

WHO MANAGES THE PORTFOLIO

MFS INVESTMENT MANAGEMENT ("MFS"), 500 Boylston Street, Boston, MA 02116. MFS has been the Adviser to the Portfolio since it commenced operations. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust.

The Portfolio is managed by a team of portfolio managers.

EQ Advisors Trust                          ABOUT THE INVESTMENT PORTFOLIOS  39

EQ/MFS INVESTORS TRUST PORTFOLIO

INVESTMENT OBJECTIVE: Seeks long-term growth of capital with a secondary objective to seek reasonable current income.

   For purposes of this Portfolio, the words "reasonable current income" mean moderate income.

THE INVESTMENT STRATEGY

The Portfolio invests, under normal market conditions, primarily (at least 65% of its net assets plus borrowings for investment purposes) in equity securities, including common stocks, preferred stocks, convertible securities, warrants and depositary receipts for those securities. Equity securities may be listed on a securities exchange or traded in the over-the-counter markets. While the Portfolio may invest in companies of any size, the Portfolio generally focuses on companies with larger market capitalizations that the Adviser believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolio will also seek to provide income equal to approximately 90% of the dividend yield on the Standard & Poor's 500 Index.

The Adviser uses a "bottom-up" investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Adviser's large group of equity research analysts.

The Portfolio may invest up to, and including, 20% of its net assets in foreign securities, including those in emerging markets and depository receipts, through which it may have exposure to foreign currencies.

When adverse market, financial or political conditions warrant, the Portfolio may depart from its principal strategies for temporary or defensive purposes by investing a large portion or all of its assets in cash or cash equivalents, including but not limited to obligations of banks (including, but not limited to, certificates of deposit, bankers acceptances, time deposits and repurchase agreements) commercial paper, short-term notes, U.S. Government securities and related repurchase agreements. Such investment strategies are inconsistent with the Portfolio's investment objective and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."
 o Equity Risk
 o Foreign Securities Risk
 o Growth Investing Risk
 o Small-Cap and Mid-Cap Company Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for each of the last three calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The commencement date for this Portfolio is January 1, 1999. The table below shows the Portfolio's average annual total returns for the past one year and since inception and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]


                                8.76%     -0.77%     -15.97%

                                1999       2000       2001


--------------------------------------------------------------------------------
 Best quarter (% and time period)            Worst quarter (% and time period)
 10.87% (1999 4th Quarter)                   (13.22)% (2001 3rd Quarter)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                           SINCE
                                         ONE YEAR        INCEPTION
--------------------------------------------------------------------------------
 EQ/MFS Investors Trust Portfolio -
   Class IB Shares                        (15.97)%         (3.20)%
--------------------------------------------------------------------------------
 S&P 500 Index*                           (11.88)%         (1.03)%
--------------------------------------------------------------------------------

*   For more information on this index, see the preceding section "The
    Benchmarks."

WHO MANAGES THE PORTFOLIO

MFS INVESTMENT MANAGEMENT ("MFS"), 500 Boylston Street, Boston, MA 02116. MFS has been the Adviser to the Portfolio since it commenced operations. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust.

The Portfolio is managed by a team of portfolio managers.

40 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

EQ/MFS RESEARCH PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to provide long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio invests, at least 80% of its total assets in equity securities, such as common stocks, securities convertible into common stocks, preferred stocks and depositary receipts of companies believed by the Adviser to have:

o   favorable prospects for long-term growth;

o   attractive valuations based on current and expected earnings or cash flow;

o   dominant or growing market share; and

o   superior management.

The Portfolio may invest in securities of companies of any size but primarily in large-cap companies. The Portfolio's investments may include securities traded on securities exchanges or in the over-the-counter markets.

The Portfolio may invest up to 20% of its net assets in foreign equity securities, including those of emerging markets. The Portfolio may invest in foreign equity securities, through which it may have exposure to foreign currencies.

When adverse market, financial or political conditions warrant, the Portfolio may depart from its principal investment strategies for temporary or defensive purposes by investing a large portion or all of its assets in cash or cash equivalents, including but not limited to obligations of banks (including, but not limited to, certificates of deposit, bankers acceptances, time deposits and repurchase agreements) commercial paper, short-term notes, U.S. Government securities and related repurchase agreements. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."

     o Equity Risk

     o Foreign Securities Risk

     o Portfolio Turnover Risk

     o Small-Cap and Mid-Cap Company Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for each of the last four calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The inception date for the Portfolio is May 1, 1997. The table below shows the Portfolio's average annual total returns for the past one year and since inception and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]


            24.11%     23.12%     -5.25%     -21.82%

            1998       1999        2000       2001


--------------------------------------------------------------------------------
 Best quarter (% and time period)         Worst quarter (% and time period)
 21.36% (1998 4th Quarter)                (19.63)% (2001 3rd Quarter)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                    SINCE
                                   ONE YEAR       INCEPTION
--------------------------------------------------------------------------------
 EQ/MFS Research Portfolio -
  Class IB Shares                    (21.82)%        6.01%
--------------------------------------------------------------------------------
 Russell 3000 Index*                 (11.46)%        9.55%
--------------------------------------------------------------------------------

*   For more information on this index, see the preceding section "The
    Benchmarks."


WHO MANAGES THE PORTFOLIO

MFS INVESTMENT MANAGEMENT ("MFS"), 500 Boylston Street, Boston, MA 02116. MFS has been the Adviser to the Portfolio since it commenced operations. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust.

The portfolio is managed by a team of equity research analysts.

EQ Advisors Trust                          ABOUT THE INVESTMENT PORTFOLIOS  41

EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO

INVESTMENT OBJECTIVE: Seeks capital growth. Current income is a secondary objective.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in common stocks that offer potential for capital growth and may invest in stocks that offer potential for current income. In analyzing companies for investment, the Adviser tries to identify common stocks of companies that are significantly undervalued compared with their underlying assets or earnings potential and offer growth and current income potential.

The Portfolio may also invest in investment grade corporate bonds, notes and debentures, preferred stocks or convertible securities (both debt securities and preferred stocks) or U.S. Government securities.

It may also invest a portion of its assets in debt securities rated below investment grade (commonly referred to as "junk bonds"), zero-coupon bonds and payment-in-kind bonds, and high quality U.S. and foreign dollar-denominated money market securities. The Portfolio may invest up to 20% of its total assets in foreign securities, including transactions involving futures contracts, forward contracts and options and foreign currency exchange transactions.

There may be times when the Adviser will use additional investment strategies to achieve the Portfolio's investment objectives. For example, the Portfolio may engage in a variety of investment management practices such as buying and selling derivatives, including stock index futures contracts and call and put options.

When market or financial conditions warrant, the Portfolio may invest up to 100% of its assets in cash, cash equivalents, high-quality money market instruments, debt securities, preferred stocks or other securities for temporary or defensive purposes. Such investment strategies may be inconsistent with the Portfolio's secondary investment objective of current income and could result in the Portfolio not achieving its investment objectives.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."
     o Derivatives Risk
     o Equity Risk
     o Fixed Income Risk
     o Foreign Securities Risk
     o Junk Bond and Lower Rated Securities Risk
     o Value Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for each of the last four calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The inception date for the Portfolio is May 1, 1997.The table below shows the Portfolio's average annual total returns for the past one year and since inception and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]


                12.75%     -1.27%     6.69%     -6.73%

                1998        1999      2000       2001



--------------------------------------------------------------------------------
 Best quarter (% and time period)            Worst quarter (% and time period)
 16.49% (1998 4th Quarter)                   (11.94)% (1999 3rd Quarter)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                       SINCE
                                       ONE YEAR      INCEPTION
--------------------------------------------------------------------------------
 EQ/Putnam Growth & Income Value
  Portfolio - Class IB Shares            (6.73)%        5.56%
--------------------------------------------------------------------------------
 Russell 1000 Value Index*               (5.59)%       10.38%
--------------------------------------------------------------------------------

*   For more information on this index, see the preceding section "The
    Benchmarks."


WHO MANAGES THE PORTFOLIO

PUTNAM INVESTMENT MANAGEMENT, LLC ("Putnam Management"), One Post Office Square, Boston, MA 02109. Putnam Management has been the Adviser to the Portfolio since the Portfolio commenced operations. Putnam Management has been managing mutual funds since 1937.

The Putnam Large Cap Value Team has primary responsibility for the day-to-day management of the Portfolio.

42 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

EQ/PUTNAM VOYAGER PORTFOLIO

INVESTMENT OBJECTIVE: Seeks long-term growth of capital and any increased income that results from this growth.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in common stocks of companies with market capitalizations of $3 billion or more. The Adviser gives consideration to growth potential rather than to dividend income. Although the Portfolio primarily invests in large cap securities, it may also purchase securities of medium-sized companies having a proprietary product or profitable market niches and the potential to grow very rapidly.

The Adviser invests mostly in "growth" stocks whose earnings the Adviser believes are likely to grow faster than the economy as a whole. The Adviser evaluates a company's future earnings potential and dividends, financial strength, working assets and competitive position in its industry.

Although the Portfolio invests primarily in U.S. stocks, the Portfolio may invest without limit in securities of foreign issuers that are traded in U.S. public markets. It may also, to a lesser extent, invest in securities of foreign issuers that are not traded in U.S. public markets.

When market or financial conditions warrant, the Portfolio may invest without limit in debt securities, preferred stocks, United States Government and agency obligations, cash or money market instruments, or any other securities for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."
     o Equity Risk
     o Foreign Securities Risk
     o Growth Investing Risk
     o Small-Cap or Mid-Cap Company Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for each of the last four calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The inception date for the Portfolio is May 1, 1997. The table below shows the Portfolio's average annual total returns for the past one year and since inception and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]


             36.27%     30.24%     -17.79%     -24.42%

             1998       1999        2000        2001


--------------------------------------------------------------------------------
 Best quarter (% and time period)             Worst quarter (% and time period)
 25.29% (1998 4th Quarter)                    (19.95)% (2001 1st Quarter)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                    SINCE
                                   ONE YEAR       INCEPTION
--------------------------------------------------------------------------------
 EQ/Putnam Voyager Portfolio
  - Class IB Shares                  (24.42)%        7.06%
--------------------------------------------------------------------------------
 Russell 1000 Growth Index*          (20.42)%        7.27%
--------------------------------------------------------------------------------

*   For more information on this index, see the preceding section "The
    Benchmarks."

WHO MANAGES THE PORTFOLIO

PUTNAM INVESTMENT MANAGEMENT, LLC ("Putnam Management"), One Post Office Square, Boston, MA 02109. Putnam Management has been the Adviser to the Portfolio since the Portfolio commenced operations. Putnam Management has been managing mutual funds since 1937.

The Putnam Large Cap Growth Team has primary responsibility for the day-to-day management of the Portfolio.

EQ Advisors Trust                          ABOUT THE INVESTMENT PORTFOLIOS  43

INTERNATIONAL STOCK PORTFOLIOS

EQ/ALLIANCE GLOBAL PORTFOLIO

INVESTMENT OBJECTIVE: Seeks long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in a diversified mix of equity securities of U.S. and established foreign companies. The Adviser believes the equity securities of these established non-U.S. companies have prospects for growth. The Portfolio intends normally to invest in at least three countries (including the United States).

   ---------------------------------------------------------------------------
   These non-U.S. companies may have operations in the United States, in their country of incorporation or in other countries.
   ---------------------------------------------------------------------------

The Portfolio may invest in any type of security including, but not limited to, common and preferred stock, as well as shares of mutual funds that invest in foreign securities, bonds and other evidences of indebtedness, and other securities of issuers wherever organized and governments and their political subdivisions. Although no particular proportion of stocks, bonds or other securities is required to be maintained, the Portfolio intends under normal conditions to invest substantially all of its assets in equity securities.

The Portfolio may also use derivatives including: writing covered call and put options, purchasing call and put options on individual equity securities, securities indexes, and foreign currencies. The Portfolio may also purchase and sell stock index, foreign currency and interest rate futures contracts and options on such contracts, as well as forward foreign currency exchange contracts.

When market or financial conditions warrant, the Portfolio may at times invest substantially all of its assets in securities issued by U.S. companies or in cash or cash equivalents, including money market instruments issued by foreign entities for temporary or defensive purposes. Such investment strategies could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."
     o Derivatives Risk
     o Equity Risk
     o Foreign Securities Risk
     o Growth Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Global Portfolio) managed by the Adviser using the same investment objective and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the HRT/Alliance Global Portfolio whose inception date is August 27, 1987. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the periods commencing on or after October 19, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]


-0.5%   32.1%   5.2%   18.8%  14.6%   11.7%   21.8%   38.53%   -18.66%  -20.08%

1992    1993    1994   1995   1996    1997    1998    1999      2000      2001


--------------------------------------------------------------------------------
 Best quarter (% and time period)             Worst quarter (% and time period)
 26.60% (1998 4th Quarter)                    (19.16)% (2001 3rd Quarter)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                          ONE YEAR       FIVE YEARS     TEN YEARS
--------------------------------------------------------------------------------
 EQ/Alliance Global
   Portfolio -
   Class IA Shares        (20.08)%          4.12%          8.71%
--------------------------------------------------------------------------------
 MSCI World
   Index*                 (16.82)%          5.37%          8.06%
--------------------------------------------------------------------------------

*   For more information on this index, see the preceding section "The
    Benchmarks."


WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance Capital"), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital has been the Adviser to the Portfolio and its predecessor registered invest-

44 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust
ment company since the predecessor commenced operations. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

SANDRA L. YEAGER has been responsible for the day-to-day management of the Portfolio's and its predecessor's investment program since 1998. Ms. Yeager, a Senior Vice President of Alliance Capital, has been associated with Alliance since 1990.

EQ Advisors Trust                          ABOUT THE INVESTMENT PORTFOLIOS  45

EQ/ALLIANCE INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio invests in both growth-oriented and value-oriented stocks of non-U.S. companies. The growth portion of the Portfolio invests primarily in a diversified portfolio of equity securities selected principally to permit participation in non-U.S. companies or foreign governmental enterprises that the Adviser believes have prospects for growth. This portion of the Portfolio may invest anywhere in the world (including developing countries or "emerging markets"), although it will not generally invest in the United States. The growth portion of the Portfolio may purchase securities of developing countries, which include, among others, Mexico, Brazil, Hong Kong, India, Poland, Turkey and South Africa. The portion of the Portfolio invested in value-oriented stocks will invest primarily in equity securities of issuers in countries that comprise the MSCI EAFE Index (Europe, Australia and the Far East) and Canada. MSCI EAFE countries currently include Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. For this portion of the Portfolio, the Adviser uses a value oriented approach to stock selection in that it invests in stocks with low price-to-earnings ratios, low price-to-book ratios and high dividend yields. The value portion of the Portfolio will be diversified among many foreign countries but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index.

   ---------------------------------------------------------------------------
   These non-U.S. companies may have operations in the United States, in their country of incorporation and/or in other countries.
   ---------------------------------------------------------------------------

The Portfolio intends to have represented in the Portfolio business activities in not less than three different countries.

The Portfolio may also invest in any type of investment grade, fixed income security including, but not limited to, preferred stock, convertible securities, bonds, notes and other evidences of indebtedness of foreign issuers, including obligations of foreign governments. Although no particular proportion of stocks, bonds or other securities is required to be maintained, the Portfolio intends under normal market conditions to invest primarily in equity securities.

The Portfolio may also make use of various other investment strategies, including the purchase and sale of shares of other mutual funds investing in foreign securities. The Portfolio may also use derivatives, including: writing covered call and put options, purchasing purchase call and put options on individual equity securities, securities indexes, and foreign currencies. The Portfolio may also purchase and sell stock index, foreign currency and interest rate futures contracts and options on such contracts, as well as forward foreign currency exchange contracts.

For temporary or defensive purposes, when market or financial conditions warrant, the Portfolio may at times invest substantially all of its assets in securities issued by a single major developed country (e.g., the United States) or in cash or cash equivalents, including money market instruments issued by that country. In addition, the Portfolio may establish and maintain temporary cash balances in U.S. and foreign short-term high-grade money market instruments for defensive purposes or to take advantage of buying opportunities. Such investments could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."

     o Derivatives Risk

     o Equity Risk

     o Foreign Securities Risk

         Emerging Market Risk

     o Growth Investing

     o Value Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last six calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year, five years and since inception and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance International Portfolio) managed by the Adviser using the same investment objective and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the HRT/Alliance International Portfolio whose inception date is April 3, 1995. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the periods commencing on or after October 19, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor have been linked.

46 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]


       -2.98%     10.6%     37.31%     -22.77%     -22.88%

        1997      1998      1999        2000        2001


--------------------------------------------------------------------------------
 Best quarter (% and time period)             Worst quarter (% and time period)
 25.49% (1999 4th Quarter)                    (16.32)% (2001 3rd Quarter)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                                 SINCE
                                 ONE YEAR       FIVE YEARS     INCEPTION
--------------------------------------------------------------------------------
 EQ/Alliance International
   Portfolio - Class IA
   Shares                        (22.88)%         (2.60)%        1.03%
--------------------------------------------------------------------------------
 MSCI EAFE Index*                (21.44)%          0.89%         2.87%
--------------------------------------------------------------------------------

*   For more information on this index, see the preceding section "The
    Benchmarks."


WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance Capital"), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

Investment decisions for the Portfolio are made by a team of employees of Alliance Capital, including employees from its Bernstein Investment Research and Management Unit ("Bernstein"). This team approach pairs the growth expertise of Alliance Capital with the highly regarded members of its Value Investment Policy Group. SANDRA YEAGER has been responsible for the day-to day management of the growth portion of the Portfolio and its predecessor since January 1999. Ms. Yeager, Senior Vice President of Alliance Capital, has been associated with Alliance Capital since 1990. The Value Investment Policy Group is comprised of key senior investment professionals of Bernstein and it has been responsible for day-to-day management of the value portion of the Portfolio since September 1, 2001.

EQ Advisors Trust                          ABOUT THE INVESTMENT PORTFOLIOS  47

EQ/CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE: To achieve long-term growth of capital.

THE INVESTMENT STRATEGY

The Portfolio invests primarily (at least 80% of its net assets) in securities of non-U.S. issuers (including American Depositary Receipts and U.S. registered securities) and securities whose principal markets are outside of the U.S. While the assets of the Portfolio can be invested with geographic flexibility, the Portfolio will emphasize investment in securities of companies located in Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. In addition, the Portfolio may invest in securities of issuers domiciled in other countries including developing countries. In determining the domicile of an issuer, the Adviser takes into account where the company is legally organized, the location of its principal corporate offices and where it conducts its principal operations.

The Portfolio primarily invests in common stocks, warrants, rights, and non-convertible preferred stock. However, when the Adviser believes that market and economic conditions indicate that it is desirable to do so, the Portfolio may also purchase high-quality debt securities rated, at the time of purchase, within the top three quality categories by Moody's or S&P (or unrated securities of equivalent quality), repurchase agreements, and short-term debt obligations denominated in U.S. dollars or foreign currencies.

Although the Portfolio does not intend to seek short-term profits, securities in the Portfolio will be sold whenever the Adviser believes it is appropriate to do so without regard to the length of time a particular security may have been held.

To the extent the Portfolio invests in non-U.S. dollar denominated securities or holds non-U.S. dollar assets, the Portfolio may hedge against possible variations in exchange rates between currencies by purchasing and selling currency futures or put and call options and may also enter into forward foreign currency exchange contracts to hedge against changes in currency exchange rates. The Portfolio may also cross-hedge between two non-U.S. currencies.

When market or financial conditions warrant, the Portfolio may invest a substantial portion of its assets in short-term obligations for temporary or defensive purposes. If such action is taken, it will detract from achievement of the Portfolio's investment objective during such periods.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."

     o Derivatives Risk

     o Equity Risk

     o Foreign Securities Risk
         Emerging Market Risk

     o Growth Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last two calendar years, and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The inception date for this Portfolio is May 1, 1999. The table below shows the Portfolio's average annual total returns for the past one year and since inception and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]


                          -19.19%     -20.89%

                           2000         2001


-------------------------------------------------------------------------------
 Best quarter (% and time period)            Worst quarter (% and time period)
 11.07% (2001 4th Quarter)                   (17.77)% (2001 3rd Quarter)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                           SINCE
                                         ONE YEAR        INCEPTION
--------------------------------------------------------------------------------
 EQ/Capital Guardian International
  Portfolio - Class IB Shares              (20.89)%         (3.81)%
--------------------------------------------------------------------------------
 MSCI EAFE Index*                          (21.44)%         (7.54)%
--------------------------------------------------------------------------------

*   For more information on this index, see the preceding section "The
    Benchmarks."


WHO MANAGES THE PORTFOLIO

CAPITAL GUARDIAN TRUST COMPANY ("Capital Guardian"), 333 South Hope Street, Los Angeles, CA 90071. Capital Guardian has been the Adviser to the Portfolio since its inception.Capital Guardian has been providing investment management services since 1968.

The day-to-day investment management decisions for the Portfolio are made by a team of portfolio managers at Capital Guardian.

48 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

EQ/EMERGING MARKETS EQUITY PORTFOLIO

INVESTMENT OBJECTIVE: Seeks long-term capital appreciation.

THE INVESTMENT STRATEGY

The Portfolio is a non-diversified Portfolio that, under normal circumstances, invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies located in emerging market countries or other equity investments that are tied economically to emerging market countries. Such equity securities may include common stocks, securities convertible into common stocks, preferred stocks, depositary receipts, rights and warrants. The Adviser focuses on growth-oriented companies that it believes have attractive growth characteristics, reasonable valuations and shareholder-oriented management. The Portfolio generally invests only in emerging market countries whose currencies are freely convertible into United States dollars.

   --------------------------------------------------------------------------
   A Portfolio is considered "non-diversified" for federal securities law purposes if it invests in a limited number of issuers. In all cases, the Portfolio intends to be diversified for tax purposes so that it can qualify as a regulated investment company
   ---------------------------------------------------------------------------

   ---------------------------------------------------------------------------
   For purposes of this Portfolio, an emerging market country security is defined as a security of an issuer having one or more of the following characteristics:

     o its principal securities trading market is in an emerging market country;

     o alone or on a consolidated basis, at least 50% of its revenues are derived from goods produced, sales made or services performed in an emerging market country; or

     o it is organized under the laws of, or has a principal office, in an emerging market country.
    ------------------------------------------------------------------------

The Adviser's investment approach combines top-down country allocation with bottom-up stock selection.

The Portfolio may invest to a limited extent in corporate or government-issued or guaranteed debt securities of issuers in emerging market countries, including debt securities that are rated or considered to be below investment grade ("junk bonds"). The Portfolio also may, to a lesser extent, invest in equity securities of corporate or governmental issuers located in industrialized countries, foreign currency or investment funds and supranational entities such as the World Bank. In addition, the Portfolio may utilize forward foreign currency contracts, options and futures contracts and swap transactions.

When market or financial conditions warrant, the Portfolio may invest in certain short- and medium-term fixed income securities of issuers other than emerging market issuers and may invest without limitation in high quality money market instruments for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objective and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests primarily in equity securities, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."

     o Derivatives Risk

     o Equity Risk

     o Fixed Income Risk

         Junk Bonds and Lower Rated Securities Risk

     o Focused Portfolio Risk

     o Foreign Securities Risk

         Emerging Market Risk

     o Liquidity Risk

     o Non-Diversification

     o Portfolio Turnover Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for each of the last four calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The inception date for the Portfolio is August 20, 1997. The table below shows the Portfolio's average annual total returns for the past one year and since inception and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

EQ Advisors Trust                           ABOUT THE INVESTMENT PORTFOLIOS 49

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]


                -27.10%     95.82%     -40.12%     -5.09%

                 1998       1999        2000         2001



-------------------------------------------------------------------------------
 Best quarter (% and time period)             Worst quarter (% and time period)
 49.97% (1999 4th Quarter)                    (22.24)% (2001 3rd Quarter)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                                 SINCE
                                                ONE YEAR       INCEPTION
--------------------------------------------------------------------------------
 EQ/Emerging Markets Equity Portfolio -
  Class IB Shares                               (5.09)%         (9.44)%
--------------------------------------------------------------------------------
 MSCI EMF Index*                                (2.62)%         (9.03)%
--------------------------------------------------------------------------------

*   For more information on this index, see the preceding section "The
    Benchmarks."


WHO MANAGES THE PORTFOLIO

MORGAN STANLEY INVESTMENT MANAGEMENT ("MSIM"), 1221 Avenue of the Americas, New York, NY 10020. MSIM has been the Adviser to the Portfolio since the Portfolio commenced operations. MSIM conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. MSIM is a direct subsidiary of Morgan Stanley Dean Witter & Co. MSIM does business in certain instances (including its role as adviser to the Portfolio) under the name Van Kampen.

MSIM's Emerging Markets Equity Group has primary responsibility for the day-to-day management of the Portfolio.

50 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO

INVESTMENT OBJECTIVE: Seeks capital appreciation.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in equity securities of companies located in a number of different countries. Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. Such equity securities normally include common stocks, preferred stocks, securities convertible into common or preferred stocks and warrants. Under normal market circumstances, the Portfolio's assets will be invested in companies located in at least three different countries outside the United States. The countries in which the Portfolio may invest include emerging market countries.

The Portfolio considers the following to be issuers of securities located in a country other than the U.S.:

o companies organized under the laws of a country other than the U.S. with a principal office outside the U.S.;

o companies that earn 50% or more of their total revenues from business outside the U.S.;

o companies with 50% or more of their assets located in a country outside of the U.S.; and

o   companies whose securities are principally traded in foreign markets.

The Portfolio may engage in a variety of transactions using "derivatives," such as futures, options, warrants, forward and swap contracts on both securities and currencies.

The Portfolio will not limit its investments to any particular type of company. The Portfolio may invest in companies of any size although it generally will invest in large cap companies. The Adviser selects companies whose earnings it believes to be in a relatively strong growth trend or whose securities the Adviser considers to be undervalued. The Adviser considers, among other things, a company's financial strength, competitive position in its industry and projected future cash flows and earnings when deciding whether to buy or sell investments.

When market or financial conditions warrant, the Portfolio may invest, without limitation, in securities of any kind, including securities traded primarily in U.S. markets, cash and money market instruments for temporary or defensive purposes. Such investment strategies are inconsistent with the Portfolio's investment objectives and could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."
     o Derivatives Risk
     o Equity Risk
     o Foreign Securities Risk

         Emerging Market Risk

     o Liquidity Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total return for each of the last four calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The inception date for the Portfolio is May 1, 1997. The table below shows the Portfolio's average annual total returns for the past one year and since inception and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results presented below do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results .


--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]


               19.51%     60.24%     -12.33%     -21.55%

               1998       1999         2000       2001



--------------------------------------------------------------------------------
 Best quarter: (% and time period)     Worst quarter: (% and time period)
 36.26% (1999 4th Quarter)             (18.48)% (1998 3rd Quarter)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                                 SINCE
                                                 ONE YEAR       INCEPTION
--------------------------------------------------------------------------------
 EQ/Putnam International Equity Portfolio
  - Class IB Shares                               (21.55)%        8.18%
--------------------------------------------------------------------------------
 MSCI EAFE Index*                                 (21.44)%        1.19%
--------------------------------------------------------------------------------

*   For more information on this index, see the preceding section "The
    Benchmarks."



EQ Advisors Trust                           ABOUT THE INVESTMENT PORTFOLIOS 51

WHO MANAGES THE PORTFOLIO

PUTNAM INVESTMENT MANAGEMENT, LLC ("Putnam Management"), One Post Office Square, Boston, MA 02109. Putnam Management has been the Adviser to the Portfolio since the Portfolio commenced operations. Putnam Management has been managing mutual funds since 1937.

The Putnam Core International Equity Team has primary responsibility for the day-to-day management of the Portfolio.

52 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

FIXED INCOME PORTFOLIOS

EQ/ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve high current income consistent with relative stability of principal.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in U.S. Government securities. The Portfolio may also invest in repurchase agreements and forward commitments related to U.S. Government securities and may also purchase debt securities of non-government issuers that own mortgages.

   -----------------------------------------------------------------------------
   Duration is a measure of the weighted average maturity of cash flows on the bonds held by the Portfolio and can be used by the Adviser as a measure of the sensitivity of the market value of the Portfolio to changes in interest rates. Generally, the longer the duration of the Portfolio, the more sensitive its market value will be to changes in interest rates.
   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------
   In some cases, the Adviser's calculation of duration will be based on certain assumptions (including assumptions regarding prepayment rates, in the mortgage-backed or asset-backed securities, and foreign and domestic interest rates). The Portfolio's investments will generally have a final maturity of not more than ten years or a duration not exceeding that of a 10-year Treasury note. Under normal circumstances, the Portfolio will have a dollar-weighted average maturity of more than three years but not less than ten years.
   -----------------------------------------------------------------------------

The Portfolio buys and sells securities with a view to maximizing current return without, in the opinion of the Adviser, undue risk to principal. Potential capital gains resulting from possible changes in interest rates will not be a major consideration. The Portfolio may take full advantage of a wide range of maturities of U.S. Government securities and may adjust the dollar-weighted average maturity of its portfolio from time to time, depending on the Adviser's assessment of relative yields on securities of different maturities and the expected effect of future changes in interest rates on the market value of the securities held by the Portfolio. The Portfolio may also invest a substantial portion of its assets in money market instruments.

In order to enhance its current return, to reduce fluctuations in net asset value, and to hedge against changes in interest rates, the Portfolio may write covered call and put options on U.S. Government securities and may purchase call and put options on U.S. Government securities. The Portfolio may also enter into interest rate futures contracts with respect to U.S. Government securities, and may write and purchase options thereon. The Portfolio may also make secured loans of its portfolio securities without limitation and enter into repurchase agreement with respect to U.S. Government securities with commercial banks and registered broker-dealers.

The Portfolio may also make use of various other investment strategies, including covered short sales, and the purchase or sale of securities on a when-issued, delayed delivery or forward commitment basis.

Under normal market conditions, the Portfolio will invest at least 80% of its net assets, plus borrowings for investment purposes, in U.S. Government securities and repurchase agreements and forward commitments relating to U.S. Government Securities. U.S. Government securities include:

o U.S. Treasury Bills: Direct obligations of the U.S. Treasury which are issued in maturities of one year or less.

o U.S. Treasury Notes: Direct obligations of the U.S. Treasury issued in maturities which vary between one and ten years, with interest payable every six months.

o U.S. Treasury Bonds: Direct obligations of the U.S. Treasury which are issued in maturities more than ten years from the date of issue, with interest payable every six months.

o "Ginnie Maes": Debt securities issued by a mortgage banker or other mortgagee and represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest. Ginnie Maes, although not direct obligations of the U.S. Government, are guaranteed by the U.S. Treasury.

o "Fannie Maes": The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA and supported by FNMA's right to borrow from the U.S. Treasury, at the discretion of the U.S. Treasury. Fannie Maes are not backed by the full faith and credit of the U.S. Government.

o "Freddie Macs": The Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the U.S. Government, issues participation certificates ("PCs") which represent an interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

o Governmental Collateralized Mortgage Obligations: These are securities issued by a U.S. Government instrumentality or agency which are backed by a portfolio of mortgages or mortgage-backed securities held under an indenture.

EQ Advisors Trust                           ABOUT THE INVESTMENT PORTFOLIOS 53

o "Sallie Maes": The Student Loan Marketing Association ("SLMA") is a government-sponsored corporation owned entirely by private stockholders that provides liquidity for banks and other institutions engaged in the Guaranteed Student Loan Program. These loans are either directly guaranteed by the U.S. Treasury or guaranteed by state agencies and reinsured by the U.S. Government. SLMA issues both short term notes and longer term public bonds to finance its activities.

The Portfolio may also invest in "zero coupon" U.S. Government securities which have been stripped of their unmatured interest coupons and receipts or in certificates representing undivided interests in such stripped U.S. Government securities and coupons. These securities tend to be more volatile than other types of U.S. Government securities.

   -----------------------------------------------------------------------------
   Guarantees of the Portfolio's U.S. Government Securities guarantee only the payment of principal at maturity and interest when due on the guaranteed securities, and do not guarantee the securities' yield or value or the yield or value of the Portfolio's shares.
   -----------------------------------------------------------------------------

The Portfolio may also purchase collateralized mortgage obligations ("CMOs") issued by non-governmental issuers and securities issued by a real estate mortgage investment conduits ("REMICs"), but only if they are collateralized by U.S. Government Securities. However, CMOs issued by entities other than U.S. Government agencies and instrumentalities and securities issued by REMICs are not considered U.S. Government securities for purposes of the Portfolio meeting its policy of investing at least 80% of its net assets in U.S. Government securities.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests primarily in fixed income securities, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."

 o Derivatives Risk

 o Fixed Income Risk

    Asset-Backed Securities Risk

    Credit Risk

    Interest Rate Risk

    Investment Grade Securities Risk

    Mortgage-Backed Securities Risk

 o Leveraging Risk

 o Portfolio Turnover Risk

 o Securities Lending Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year, five years and since inception and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Intermediate Government Securities Portfolio) managed by the Adviser using the same investment objective and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the HRT/Alliance Intermediate Government Securities Portfolio whose inception date is April 1, 1991. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the periods commencing on or after October 19, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.


--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]


5.5%   10.6%   -4.4%   13.3%   3.8%   7.3%   7.7%   0.02%   9.27%   8.23%

1992   1993     1994   1995    1996   1997   1998   1999    2000    2001



-------------------------------------------------------------------------------
 Best quarter (% and time period)             Worst quarter (% and time period)
 4.90% (2001 3rd Quarter)                     (2.96)% (1994 1st Quarter)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                    ONE YEAR     FIVE YEARS     TEN YEARS
--------------------------------------------------------------------------------
 EQ/Alliance Intermediate
   Government Securities
   Portfolio - Class IA Shares       8.23%          6.46%          6.03%
--------------------------------------------------------------------------------
 Lehman Intermediate
   Government Bond Index*            8.42%          7.06%          6.65%
--------------------------------------------------------------------------------

*   For more information on this index, see the preceding section "The
    Benchmarks."


WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance Capital"), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital

54 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust
has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

The Portfolio Managers are JEFFREY S. PHLEGAR and JOHN FEINGOLD. Mr. Phlegar has been responsible for the day-to-day management of the Portfolio and its predecessor since January 1999. Mr. Phlegar, a Senior Vice President of Alliance Capital has been associated with Alliance Capital for the past five years. Mr. Feingold is a Senior Vice President of Alliance Capital and has been associated with Alliance Capital and its predecessor, Sanford C. Bernstein & Co., Inc. since 1998. From 1993 to 1998 Mr. Feingold was associated with Jennison Associates.

EQ Advisors Trust                           ABOUT THE INVESTMENT PORTFOLIOS 55

EQ/ALLIANCE MONEY MARKET PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to obtain a high level of current income, preserve its assets and maintain liquidity.

THE INVESTMENT STRATEGY

The Portfolio invests primarily in a diversified portfolio of high-quality U.S. dollar-denominated money market instruments. The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less.

The instruments in which the Portfolio invests include:

o marketable obligations of, or guaranteed as to the timely payment of principal and interest by, the U.S. Government, its agencies or instrumentalities ("U.S. Government securities");

o certificates of deposit, bankers' acceptances, bank notes, time deposits and interest bearing savings deposits issued or guaranteed by:

         (a) domestic banks (including their foreign branches) or savings and loan associations having total assets of more than $1 billion and which are FDIC members in the case of banks, or insured by the FDIC, in the case of savings and loan associations; or

         (b) foreign banks (either by their foreign or U.S. branches) having total assets of at least $5 billion and having an issue of either (i) commercial paper rated at least A-1 by S&P or Prime-1 by Moody's or
         (ii) long term debt rated at least AA by S&P or Aa by Moody's;

o commercial paper (rated at least A-1 by S&P or Prime-1 by Moody's or, if not rated, issued by domestic or foreign companies having outstanding debt securities rated at least AA by S&P or Aa by Moody's) and participation interests in loans extended by banks to such companies;

o mortgage-backed and asset-backed securities that have remaining maturities of less than one year;

o corporate debt obligations with remaining maturities of less than one year, rated at least AA by S&P or Aa by Moody's, as well as corporate debt obligations rated at least A by S&P or Moody's, provided the corporation also has outstanding an issue of commercial paper rated at least A-1 by S&P or Prime-1 by Moody's;

o   floating rate or master demand notes; and

o   repurchase agreements covering U.S. Government securities.

If the Adviser believes a security held by the Portfolio is no longer deemed to present minimal credit risk, the Portfolio will dispose of the security as soon as practicable unless the Board of Trustees determines that such action would not be in the best interest of the Portfolio.

Purchases of securities that are unrated must be ratified by the Board of Trustees. Because the market value of debt obligations fluctuates as an inverse function of changing interest rates, the Portfolio seeks to minimize the effect of such fluctuations by investing only in instruments with a remaining maturity of 397 calendar days or less at the time of investment, except for obligations of the U.S. Government, which may have a remaining maturity of 762 calendar days or less. Time deposits with maturities greater than seven days are considered to be illiquid securities.

The Portfolio may make use of various other investment strategies, including investing up to 20% of its total assets in U.S. dollar-denominated money market instruments of foreign branches of foreign banks and making secured loans of up to 50% of its total portfolio securities.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

Performance may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."

     o Asset-Backed Securities Risk

     o Fixed Income Risk

         Interest Rate Risk

         Mortgage-Backed Securities Risk

     o Foreign Securities Risk

     o Money Market Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to the returns on three-month U.S. Treasury bills. Past performance is not an indication of future performance.

The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Money Market Portfolio) managed by the Adviser using the same investment objectives and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the HRT/Alliance Money Market Portfolio whose inception date is July 13, 1981. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the periods commencing on or after October 19, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

56 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]


3.6%   3.0%   4.0%   5.7%   5.3%   5.42%    5.34%   4.96%    6.24%    3.82%

1992   1993   1994   1995   1996   1997     1998    1999     2000     2001




--------------------------------------------------------------------------------
 Best quarter (% and time period)             Worst quarter (% and time period)
 1.62% (2000 4th Quarter)                     0.51% (2001 4th Quarter)
--------------------------------------------------------------------------------
The Portfolio's 7-day yield for the quarter ended December 31, 2001 was 1.70%.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                    ONE YEAR     FIVE YEARS     TEN YEARS
--------------------------------------------------------------------------------
 EQ/Alliance Money Market
   Portfolio - Class IA Shares      3.82%          5.16%          4.74%
--------------------------------------------------------------------------------
 3-Month Treasury Bill              4.09%          5.02%          4.70%
--------------------------------------------------------------------------------

WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance Capital"), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.
The Portfolio Managers responsible for the day to day management of the Portfolio are: RAYMOND J. PAPERA and KENNETH CARTY. Mr. Papera has been responsible for the day-to-day management of the Portfolio and its predecessor since 1990. Mr. Papera, a Senior Vice President of Alliance Capital, has been associated with Alliance Capital since 1990. Mr. Carty, a Vice President and Portfolio Manager of Alliance Capital or its parent company since 1997, has been associated with Alliance Capital since 1993.

EQ Advisors Trust                           ABOUT THE INVESTMENT PORTFOLIOS 57

EQ/ALLIANCE QUALITY BOND PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve high current income consistent with moderate risk to capital.

THE INVESTMENT STRATEGY

The Portfolio expects to invest in readily marketable securities with relatively attractive yields that the Adviser believes do not involve undue risk.

Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in debt securities. The Portfolio will follow a policy of investing at least 65% of its total assets in securities which are rated at the time of purchase at least Baa by Moody's or BBB by S&P, or in unrated fixed income securities that the Adviser determines to be of comparable quality.

In the event that the credit rating of a security held by the Portfolio falls below investment grade (or, in the case of unrated securities, the Adviser determines that the quality of such security has deteriorated below investment grade), the Portfolio will not be obligated to dispose of such security and may continue to hold the obligation if the Adviser believes such an investment is appropriate in the circumstances. The Portfolio will also seek to maintain an average aggregate quality rating of its portfolio securities of at least A (Moody's and S&P).

The Portfolio plans to vary the proportions of its holdings of long- and short-term fixed income securities (including debt securities, convertible debt securities and U.S. Government obligations) and preferred stocks in order to reflect the Adviser's assessment of prospective cyclical changes even if such action may adversely affect current income.

The Portfolio may also invest in foreign securities, although it will not invest more than 20% of its total assets in securities denominated in currencies other than the U.S. dollar. The Portfolio may enter into foreign currency futures contracts (and related options), forward foreign currency exchange contracts and options on foreign currencies for hedging purposes.

The Portfolio may also make use of various other investment strategies, including zero coupon pay-in-kind securities, collateralized mortgage obligations, securities lending with a value of up to 50% of its total assets, the purchase or sale of securities on a when-issued, delayed delivery or forward commitment basis and repurchase agreements. The Portfolio may also use derivatives, including: purchasing put and call options and writing covered put and call options on securities it may purchase.

The Portfolio may seek to protect the value of its investments from interest rate fluctuations by entering into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors.

When market or financial conditions warrant, the Portfolio may invest in certain money market instruments for temporary or defensive purposes. Such investments could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in primarily fixed income securities, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."

     o Convertible Securities Risk

     o Derivatives Risk

     o Fixed Income Risk

          Interest Rate Risk

          Asset-Backed Securities Risk

          Credit Risk

          Investment Grade Securities Risk

          Mortgage-Backed Securities Risk

     o Foreign Securities Risk

     o Leveraging Risk

     o Portfolio Turnover Risk

     o Zero Coupon and Pay-in-Kind Securities Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last eight calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year, five years and since inception and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Quality Bond Portfolio) managed by the Adviser using the same investment objective and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the HRT/Alliance Quality Bond Portfolio whose inception date is October 1, 1993. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the periods commencing on or after October 19, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

58 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]


      -5.1%     17.0%    5.4%    9.1%    8.7%    -2.00%    11.48%    8.28%

       1994     1995     1996    1997    1998     1999      2000      2001



--------------------------------------------------------------------------------
 Best quarter (% and time period)            Worst quarter (% and time period)
 6.19% (1995 2nd Quarter)                    (4.04)% (1994 1st Quarter)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                                                  SINCE
                                    ONE YEAR     FIVE YEARS     INCEPTION
--------------------------------------------------------------------------------
 EQ/Alliance Quality Bond
   Portfolio - Class IA Shares        8.28%        7.02%          6.13%
--------------------------------------------------------------------------------
 Lehman Aggregate Bond Index*         8.44%        7.43%          6.71%
--------------------------------------------------------------------------------

*  For more information on this index, see the preceding section "The
   Benchmarks."


WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance Capital"), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

MATTHEW BLOOM has been responsible for the day-to-day management of the Portfolio and its predecessor since 1995. Mr. Bloom, a Senior Vice President of Alliance Capital, has been associated with Alliance Capital since 1989.

EQ Advisors Trust                           ABOUT THE INVESTMENT PORTFOLIOS 59

EQ/HIGH YIELD PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve a high total return through a combination of current income and capital appreciation.

THE INVESTMENT STRATEGY

The Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in a diversified mix of bonds that are rated below investment grade (so-called "junk bonds"), which generally involve greater volatility of price and risk of principal and income than high quality fixed income securities. Junk bonds generally have a higher current yield but are rated either in the lower categories by NRSROs (i.e., rated Ba or lower by Moody's or BB or lower by S&P) or are unrated securities of comparable quality.

The Portfolio will attempt to maximize current income by taking advantage of market developments, yield disparities and variations in the creditworthiness of issuers. Substantially all of the Portfolio's investments will be income producing.

The Portfolio may also make use of various other investment strategies, including investments in common stocks and other equity-type securities (such as convertible debt securities) and secured loans of its portfolio securities without limitation in order to enhance its current return and to reduce fluctuations in net asset value. The Portfolio may also use derivatives, including: writing covered call and put options; purchasing call and put options on individual fixed income securities, securities indexes and foreign currencies; and purchasing and selling stock index, interest rate and foreign currency futures contracts and options thereon. The Portfolio may also invest in participations and assignments of loans originally made by institutional lenders or lending syndicates.

In the event that any securities held by the Portfolio fall below those ratings, the Portfolio will not be obligated to dispose of such securities and may continue to hold such securities if the Adviser believes that such investments are considered appropriate under the circumstances.

The Portfolio may also invest in fixed income securities that are providing high current yields because of risks other than credit, such as prepayment risks, in the case of mortgage-backed securities, or currency risks, in the case of non-U.S. dollar denominated foreign securities.

When market or financial conditions warrant, the Portfolio may also make temporary investments in high-quality U.S. dollar-denominated money market instruments. Such investment strategies could result in the Portfolio not achieving its investment objective.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

Performance may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."

     o Derivatives Risk

     o Fixed Income Risk

          Credit Risk

          Interest Rate Risk

          Junk Bond or Lower Rated Securities Risk

          Mortgage-Backed Securities Risk

     o Foreign Securities Risk

     o Leveraging Risk

     o Liquidity Risk

     o Loan Participation and Assignment Risk

     o Securities Lending Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one, five and ten years and compares the Portfolio's performance to the returns of a broad-based index. Past performance is not an indication of future performance.

The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance High Yield Portfolio) managed by the Adviser using the same investment objective and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the HRT/Alliance High Yield Portfolio whose inception date is January 2, 1987. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the periods commencing on or after October 19, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

60 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]


12.3%   23.2%   -2.8%   19.9%   23.0%   18.5%   -5.2%   -3.35%   -8.65%   0.89%

1992    1993     1994   1995    1996    1997     1998    1999     2000    2001



--------------------------------------------------------------------------------
 Best quarter (% and time period)              Worst quarter (% and time period)
 8.03% (1997 2nd Quarter)                      (11.04)% (1998 3rd Quarter)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                               ONE YEAR     FIVE YEARS     TEN YEARS
--------------------------------------------------------------------------------
 EQ/High Yield Portfolio
   - Class IA Shares            0.89%        (0.02)%          7.09%
--------------------------------------------------------------------------------
 CSFB Index*                    5.80%         3.25%           7.84%
--------------------------------------------------------------------------------

*   For more information on this index, see the preceding section "The
    Benchmarks."


WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance Capital"), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

GREGORY R. DUBE and MICHAEL SNYDER are responsible for the day-to-day management of the Portfolio. Mr. Dube joined Alliance Capital in 1998 and is a Senior Vice President and head of the Global High Yield Group. Prior to joining Alliance Capital, Mr. Dube was a senior member of Lazard Freres' Fixed Income Group for three years and prior thereto, Mr. Dube was a partner of Donaldson, Lufkin and Jenrette for three years. Mr. Snyder joined Alliance Capital in 2001 as a member of the High Yield Portfolio Management team and is a Senior Vice President. Prior to joining Alliance Capital, Mr. Snyder was a Managing Director at Donaldson, Lufkin and Jenrette and Bear, Stearns and Co., where he founded and directed the high yield asset management group.

EQ Advisors Trust                           About the Investment Portfolios 61

BALANCED/HYBRID PORTFOLIO

EQ/ALLIANCE GROWTH INVESTORS PORTFOLIO

INVESTMENT OBJECTIVE: Seeks to achieve the highest total return consistent with the Adviser's determination of reasonable risk.

THE INVESTMENT STRATEGY

The Portfolio allocates varying portions of its assets to a number of asset classes. The Portfolio's holdings, on average, are expected to be allocated 70% to equity securities and 30% to debt securities. Actual asset mixes will be adjusted in response to economic and credit market cycles. In seeking to achieve the Portfolio's investment objective, the equity portion will be divided between two strategies-a Disciplined Growth Equity strategy and a Diversified Value Equity strategy. The Disciplined Growth Equity strategy will pursue its objective by investing in U.S. equity securities that, in the judgment of the Adviser, have the potential to appreciate in value. These securities will be selected from the most attractive stocks in the Adviser's research universe, based on its analyst's ratings and proprietary measures of earnings momentum, prospective growth and valuation. The Diversified Value Equity strategy will be value oriented, with value defined as the relationship between a security's current price and its normal long-term earnings power and the Adviser will use a "bottom-up" approach to find companies that, among other factors, have low price to earnings ratios, unrecognized assets and high yield. The allocated debt portion of the Portfolio will follow a policy of investing at least 65% of its allocated portion in securities which are rated at the time of purchase at least Baa by Moody's or BBB by S&P, or in unrated fixed income securities that the Adviser determines to be of comparable quality.

The Portfolio's investments in equity securities will primarily be in large capitalization U.S. companies and include both exchange-traded and over-the-counter common stocks and other equity securities. The Portfolio's equity securities may also, include foreign stocks, preferred stocks and securities convertible into or exchangeable for common stocks.

The Portfolio's debt securities may include long and short-term fixed income securities (including debt securities, convertible debt securities and U.S. Government obligations), preferred stocks and dividend-paying common stocks. The Portfolio may also make use of various other investment strategies, including zero coupon pay-in-kind securities, collateralized mortgage obligations, repurchase agreements and derivatives. Up to 50% of its total assets may be used for securities lending purposes. No more than 20% of the Portfolio's assets will be invested in securities of foreign issuers.

THE PRINCIPAL RISKS

An investment in the Portfolio is not guaranteed; you may lose money by investing in the Portfolio. When you sell your shares of the Portfolio, they could be worth more or less than what you paid for them.

This Portfolio invests in common stocks, therefore, its performance may go up or down depending on general market conditions. Performance also may be affected by one or more of the following risks, which are described in detail in the section "More Information on Principal Risks."

     o Asset Allocation Risk

     o Convertible Securities Risk

     o Derivatives Risk

     o Equity Risk

     o Fixed Income Risk

          Credit Risk

          Interest Rate Risk

          Investment Grade Securities Risk

          Mortgage-Backed Securities Risk

          Zero Coupon and Pay-in-Kind Securities Risk

     o Foreign Securities Risk

     o Growth Investing Risk

     o Leveraging Risk

     o Liquidity Risk

     o Portfolio Turnover Risk

     o Value Investing Risk

PORTFOLIO PERFORMANCE

The bar chart below illustrates the Portfolio's annual total returns for each of the last ten calendar years and some of the risks of investing in the Portfolio by showing yearly changes in the Portfolio's performance. The table below shows the Portfolio's average annual total returns for the past one year, five years and ten years and compares the Portfolio's performance to the returns of a "blended" index of equity and fixed income securities. Past performance is not an indication of future performance.

The Portfolio's performance shown below is principally the performance of its predecessor registered investment company (HRT/Alliance Growth Investors Portfolio) managed by the Adviser using the same investment objective and strategy as the Portfolio. For these purposes, the Portfolio is considered to be the successor entity to the HRT/Alliance Growth Investors Portfolio whose inception date is October 2, 1989. The assets of the predecessor were transferred to the Portfolio on October 18, 1999. Following that transfer, the performance shown (for the periods commencing on or after October 19, 1999) is that of the Portfolio. For these purposes, the performance results of the Portfolio and its predecessor have been linked.

Both the bar chart and table assume reinvestment of dividends and distributions. The performance results do not reflect any insurance and Contract-related fees and expenses, which would reduce the performance results.

62 ABOUT THE INVESTMENT PORTFOLIOS                           EQ Advisors Trust

--------------------------------------------------------------------------------
CALENDAR YEAR ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]


4.9%   15.3%   -3.2%   26.4%   12.6%  16.9%   19.1%   26.58%   -6.71%   -12.43%

1992   1993     1994   1995    1996   1997    1998    1999      2000     2001



-------------------------------------------------------------------------------
 Best quarter (% and time period)             Worst quarter (% and time period)
 18.13% (1998 4th Quarter)                    (13.11)% (2001 3rd Quarter)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
                                  ONE YEAR       FIVE YEARS     TEN YEARS
--------------------------------------------------------------------------------
 EQ/Alliance Growth Investors
   Portfolio - Class IA Shares     (12.43)%          7.55%          9.14%
--------------------------------------------------------------------------------
 70% S&P 500 Index/
   30% Lehman Aggregate
   Index*, **                       (5.78)%          9.72%         11.22%
--------------------------------------------------------------------------------
 70% S&P 500 Index/30%
   Lehman Gov't/Corp.*              (5.73)%         10.08%         11.44%
--------------------------------------------------------------------------------

*   For more information on this index, see the preceding section "The
    Benchmarks."

** We believe that this index reflects more closely the market sectors in which the Portfolio invests.


WHO MANAGES THE PORTFOLIO

ALLIANCE CAPITAL MANAGEMENT, L.P. ("Alliance Capital"), 1345 Avenue of the Americas, New York, New York 10105. Alliance Capital has been the Adviser to the Portfolio and its predecessor registered investment company since the predecessor commenced operations. Alliance Capital manages investments for investment companies, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

The Portfolio's Disciplined Growth Equity strategy will be managed by the Group Leader for the Disciplined Growth Portfolio Product team, JOHN BLUNDIN, an Executive Vice President and Portfolio Manager of Alliance Capital since 1972. The Portfolio's Diversified Value Equity strategy will be managed by Alliance Capital through its Bernstein Investment Research and Management Unit ("Bernstein"), which is headed by MARILYN GOLDSTEIN FEDAK and STEVEN PISARKIEWICZ. Ms. Fedak is Chief Investment Officer and Chairman of the U.S. Equity Policy Group and has been with Bernstein since 1984. Mr. Pisarkiewicz is Chief Investment Officer of Structured Equity Services and has been with Bernstein since 1989. ALISON MARTIER is responsible for the day-to-day management of the Portfolio's debt securities allocation. Ms. Martier is a Senior Vice President of Alliance Capital or its parent company and has been associated with Alliance Capital since 1979.

EQ Advisors Trust                           ABOUT THE INVESTMENT PORTFOLIOS 63

3.  More information on principal risks

--------------------------------------------------------------------------------

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Portfolio's shares may be affected by the Portfolio's investment objective(s), principal investment strategies and particular risk factors. Consequently, each Portfolio may be subject to different principal risks. Some of the principal risks of investing in the Portfolios are discussed below. However, other factors may also affect each Portfolio's net asset value.

There is no guarantee that a Portfolio will achieve its investment objective(s) or that it will not lose principal value.

GENERAL INVESTMENT RISKS: Each Portfolio is subject to the following risks:

         ASSET CLASS RISK: There is the possibility that the returns from the types of securities in which a Portfolio invests will underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets.

         MARKET RISK: The risk that the value of a security may move up and down, sometimes rapidly and unpredictably based upon a change in a company's financial condition as well as overall market and economic conditions.

         SECURITY SELECTION RISK: The Adviser(s) for each Portfolio rely on the insights of different specialists in making investment decisions based on the Portfolio's particular investment objective(s) and investment strategies. There is the possibility that the specific securities held by a Portfolio will underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of the Adviser's choice of portfolio securities.

As indicated in "Summary Information Concerning EQ Advisors Trust" and "About the Investment Portfolios," a particular Portfolio may also be subject to the following risks:

ASSET ALLOCATION RISK: In addition to the risks associated with the securities in which the Portfolio invests, the Portfolio is subject to the risk that the actual allocation of the Portfolio's assets between debt and equity securities may adversely affect the Portfolio's value.

CONVERTIBLE SECURITIES RISK: Convertible securities may include both convertible debt and convertible preferred stock. Such securities may be converted into shares of the underlying common stock at either a stated price or stated rate. Therefore, convertible securities enable you to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying common stocks, but generally offer lower yields than nonconvertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, fluctuates in relation to the underlying common stock. Subsequent to purchase by a Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase by that Portfolio. Each Adviser will consider such event in its determination of whether a Portfolio should continue to hold the securities.

DERIVATIVES RISK: Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or index. A Portfolio's investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on a Portfolio's exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that a Portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Portfolio uses a derivative security for purposes other than as a hedge, that Portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

         FUTURES AND OPTIONS RISK: To the extent a Portfolio uses futures and options, it is exposed to additional volatility and potential losses.

EQUITY RISK: Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or over extended periods, regardless of the success or failure of a company's operations.

FIXED INCOME RISK: To the extent that any of the Portfolios invest a substantial amount of its assets in fixed income securities, a Portfolio may be subject to the following risks:

         ASSET-BACKED SECURITIES RISK: Asset-backed securities represent interests in pools of consumer loans such as credit card receivables, automobile loans and leases, leases on equipment such as computers, and other financial instruments and are subject to certain additional risks. Rising interest rates tend to extend the duration of asset-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Portfolio may exhibit additional volatility. When interest rates are declining, there are usually more prepayments of loans which will shorten the life of these securities. The reinvestment of cash received from prepayments will, therefore,

64 MORE INFORMATION ON PRINCIPAL RISKS                       EQ Advisors Trust
usually be at a lower interest rate than the original investment, lowering the Portfolio's yield. Prepayments also vary based on among other factors, general economic conditions and other demographic conditions.

CREDIT RISK: Credit risk is the risk that the issuer or guarantor of a debt security or counterparty to a Portfolio's transactions will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. Each of the Portfolios may be subject to credit risk to the extent that it invests in debt securities or engages in transactions, such as securities loans or repurchase agreements, which involve a promise by a third party to honor an obligation to the Portfolio.

Credit risk is particularly significant for certain Portfolios, such as the EQ/Janus Large Cap Growth Portfolio, the EQ/Alliance Growth Investors Portfolio and the EQ/High Yield Portfolio, that may invest a material portion of their assets in "JUNK BONDS" or lower-rated securities.

INTEREST RATE RISK: The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of a Portfolio investing a significant portion of its assets in bonds or fixed income securities will vary in response to changes in interest rates. A rise in interest rates causes the value of a bond to decrease, and vice versa. There is the possibility that the value of a Portfolio's investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect on Portfolios holding a significant portion of their assets in fixed income securities with long term maturities.

MORTGAGE-BACKED SECURITIES RISK: In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes. When interest rates drop, not only can the value of fixed income securities drop, but the yield can drop, particularly where the yield on the fixed income securities is tied to changes in interest rates, such as adjustable mortgages. Also when interest rates drop, the holdings of mortgage-backed securities by a Portfolio can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than anticipated since the funds prepaid will have to be reinvested at the then lower prevailing rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities by a Portfolio can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

         INVESTMENT GRADE SECURITIES RISK: Debt securities are rated by national bond ratings agencies. Securities rated BBB or higher by S&P or Baa or higher by Moody's are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

         JUNK BONDS OR LOWER RATED SECURITIES RISK: Bonds rated below investment grade (i.e. BB by S&P or Ba by Moody's) are speculative in nature, may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength. The retail secondary market for these "junk bonds" may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the Portfolio's net asset value. A Portfolio investing in "junk bonds" may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default.

FOREIGN SECURITIES RISK: A Portfolio's investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities and can affect a Portfolio's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle. The specific risks of investing in foreign securities, among others, include:

         CURRENCY RISK: The risk that fluctuations in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Portfolio's investment in securities denominated in a foreign currency or may widen existing losses.

         EMERGING MARKET RISK: There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe

EQ Advisors Trust                      MORE INFORMATION ON PRINCIPAL RISKS  65
         price declines. As a result, a Portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

         GEOGRAPHIC RISK: The economies and financial markets of certain regions, such as Latin America and Asia, can be highly interdependent and may decline all at the same time.

         POLITICAL/ECONOMIC RISK: Changes in economic and tax policies, government instability, war or other political or economic actions or factors may have an adverse effect on a Portfolio's foreign investments.

         REGULATORY RISK: Less information may be available about foreign companies. In general, foreign companies are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements as are U.S. companies.

         TRANSACTION COSTS RISK: The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions.

FOCUSED PORTFOLIO RISK: Certain Portfolios invest in the securities of a limited number of companies. Consequently these Portfolios may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio's net asset value.

GROWTH INVESTING RISK: Growth investing generally focuses on companies that, due to their strong earnings and revenue potential, offer above-average prospects for capital growth, with less emphasis on dividend income. Earnings predictability and confidence in earnings forecasts are an important part of the selection process. As a result, the price of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Advisers using this approach generally seek out companies experiencing some or all of the following: high sales growth, high unit growth, high or improving returns on assets and equity, and a strong balance sheet. Such Advisers also prefer companies with a competitive advantage such as unique management, marketing or research and development. Growth investing is also subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Advisers, regardless of movements in the securities market.

INDEX-FUND RISK: The EQ/Equity 500 Index Portfolio is not actively managed (which involves buying and selling of securities based upon economic, financial and market analysis and investment judgment). Rather, the EQ/Equity 500 Index Portfolio utilizes proprietary modeling techniques to match the performance results of the S&P 500. Therefore, the Portfolio will invest in the securities included in the relevant index or substantially identical securities regardless of market trends. The Portfolio cannot modify its investment strategy to respond to changes in the economy, which means it may be particularly susceptible to a general decline in the U.S. or global stock market segment relating to the relevant index.

LEVERAGING RISK: When a Portfolio borrows money or otherwise leverages its portfolio, the value of an investment in that Portfolio will be more volatile and all other risks will tend to be compounded. All of the Portfolios may take on leveraging risk by investing in collateral from securities loans and by borrowing money to meet redemption requests.

LIQUIDITY RISK: Certain securities held by a Portfolio may be difficult (or impossible) to sell at the time and at the price the seller would like. A Portfolio may have to hold these securities longer than it would like and may forego other investment opportunities. There is the possibility that a Portfolio may lose money or be prevented from earning capital gains if it can not sell a security at the time and price that is most beneficial to the Portfolio. Portfolios that invest in privately-placed securities, certain small company securities, high-yield bonds, mortgage-backed securities or foreign or emerging market securities, which have all experienced periods of illiquidity, are subject to liquidity risks. A particular Portfolio may be more susceptible to some of these risks than others, as noted in the description of each Portfolio.

MONEY MARKET RISK: Although a money market fund is designed to be a relatively low risk investment, it is not entirely free of risk. Despite the short maturities and high credit quality of the EQ/Alliance Money Market Portfolio's investments, increases in interest rates and deteriorations in the credit quality of the instruments the Portfolio has purchased may reduce the Portfolio's yield. In addition, the Portfolio is still subject to the risk that the value of an investment may be eroded over time by inflation.

LOAN PARTICIPATION AND ASSIGNMENT RISK: In addition to the risks associated with fixed income investments generally, the Portfolio's investments in loan participations and assignments are subject to the risk that the financial institution acting as agent for all interests in a loan, might fail financially. It is also possible that, under emerging legal theories of lender liability, the Portfolio could be held liable as a co-lender.

NON-DIVERSIFICATION RISK: The EQ/Lazard Small Cap Value Portfolio, the EQ/Emerging Markets Equity Portfolio and the EQ/Marsico Focus Portfolio are classified as "non-diversified" investment companies, which means that the proportion of each Portfolio's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Since a relatively high percentage of each non-diversified Portfolio's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, the securities of each Portfolio may be more sensitive to changes in the market value of a single issuer or industry. The use of such a focused investment strategy may increase the volatility of a Portfolio's investment performance, as the Portfolio may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified portfolio. If the securities in which the Portfolio invests perform poorly,

66 MORE INFORMATION ON PRINCIPAL RISKS                       EQ Advisors Trust
the Portfolio could incur greater losses than it would have had it been invested in a greater number of securities.

PORTFOLIO TURNOVER RISK: The Portfolios do not restrict the frequency of trading to limit expenses. The Portfolios may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. Frequent trading can result in a portfolio turnover in excess of 100% in any given fiscal year (high portfolio turnover). High portfolio turnover may result in increased transaction costs to a Portfolio and its shareholders, which would reduce investment returns.

SECTOR RISK: Market or economic factors affecting certain companies or industries in a particular industry sector could have a major effect on the value of a Portfolio's investments. Many technology stocks, especially those of smaller less-seasoned companies, tend to be more volatile than the overall market.

SECURITIES LENDING RISK: For purposes of realizing additional income, each Portfolio may lend securities to broker-dealers approved by the Board of Trustees. In addition, the EQ/High Yield and EQ/Alliance Intermediate Government Securities Portfolios may each make secured loans of its portfolio securities without restriction. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

SMALL-CAP AND/OR MID-CAP COMPANY RISK: A Portfolio's investments in small-cap and mid-cap companies may involve greater risks than investments in larger, more established issuers. Smaller companies may have narrower product lines, more limited financial resources and more limited trading markets for their stock, as compared with larger companies. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of small company stocks tend to rise and fall in value more frequently than the stocks of larger companies. Although investing in small-cap and mid-cap companies offers potential for above-average returns, the companies may not succeed and the value of their stock could decline significantly.

VALUE INVESTING RISK: Value investing attempts to identify strong companies selling at a discount from their perceived true worth. Advisers using this approach generally select stocks at prices, in their view, that are temporarily low relative to the company's earnings, assets, cash flow and dividends. Value investing is subject to the risk that the stocks' intrinsic value may never be fully recognized or realized by the market, or their prices may go down. In addition, there is the risk that a stock judged to be undervalued may actually be appropriately priced. Value investing generally emphasizes companies that, considering their assets and earnings history, are attractively priced and may provide dividend income.

ZERO COUPON AND PAY-IN-KIND SECURITIES RISK: A zero coupon or pay-in-kind security pays no interest in cash to its holder during its life. Accordingly, zero coupon securities usually trade at a deep discount from their face or par value and, together with pay-in-kind securities, will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current distribution of interest in cash.

EQ Advisors Trust                      MORE INFORMATION ON PRINCIPAL RISKS  67

4. Management of the Trust

--------------------------------------------------------------------------------

This section gives you information on the Trust, the Manager and the Advisers for the Portfolios. More detailed information concerning each of the Advisers and portfolio managers is included in the description for each Portfolio in the section "About The Investment Portfolios."

THE TRUST

The Trust is organized as a Delaware business trust and is registered with the SEC as an open-end management investment company. The Trust's Board of Trustees is responsible for the overall management of the Trust and the Portfolios. The Trust issues shares of beneficial interest that are currently divided among thirty-nine (39) Portfolios, each of which has authorized Class IA and Class IB shares. Each Portfolio has its own objectives, investment strategies and risks, which have been previously described in this prospectus.

THE MANAGER

The Equitable Life Assurance Society of the United States ("Equitable"), through its AXA Funds Management Group unit (the "Manager"), 1290 Avenue of the Americas, New York, New York 10104, currently serves as the Manager of the Trust. Equitable is a wholly owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company.

The Manager has a variety of responsibilities for the general management and administration of the Trust and the Portfolios, including the selection of Advisers. The Manager plays an active role in monitoring each Portfolio and Adviser by using systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. The Manager also monitors each Adviser's portfolio management team to determine whether its investment activities remain consistent with the Portfolios' investment style and objectives.

Beyond performance analysis, the Manager monitors significant changes that may impact the Adviser's overall business. The Manager monitors continuity in the Adviser's operations and changes in investment personnel and senior management. The Manager performs annual due diligence reviews with each Adviser.

The Manager has access to detailed, comprehensive information concerning Portfolio and Adviser performance and Portfolio operations. A team is responsible for conducting ongoing investment reviews with each Adviser and for developing the criteria by which Portfolio performance is measured.

The Manager selects Advisers from a pool of candidates, including its affiliates, to manage the Portfolios. The Manager may add to, dismiss or substitute for the Advisers responsible for managing a Portfolio's assets subject to the approval of the Trust's Board of Trustees. The Manager also has discretion to allocate each Portfolio's assets among the Portfolio's Advisers. The Manager recommends Advisers for each Portfolio to the Trust's Board of Trustees based upon its continuing quantitative and qualitative evaluation of each Adviser's skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating an Adviser, and the Manager does not expect to recommend frequent changes of Advisers. The Manager has received an exemptive order from the SEC to permit it and the Trust's Board of Trustees to select and replace Advisers and to amend the advisory agreements between the Manager and the Advisers without obtaining shareholder approval. Accordingly, the Manager is able, subject to the approval of the Trust's Board of Trustees, to appoint and replace Advisers and to amend advisory agreements without obtaining shareholder approval. In such circumstances, shareholders would receive notice of such action. However, the Manager may not enter into an advisory agreement with an "affiliated person" of Equitable (as that term is defined in Section 2(a)(3) of the 1940 Act) ("Affiliated Adviser") such as Alliance Capital Management L.P., unless the advisory agreement with the Affiliated Adviser, including compensation, is also approved by the affected Portfolio's shareholders.

MANAGEMENT FEES

Each Portfolio pays a fee to the Manager for management services. The table below shows the annual rate of the management fees (as a percentage of each Portfolio's average daily net assets) that the Manager received in 2001 for managing each of the Portfolios and the rate of the management fees waived by the Manager in 2001 in accordance with the provisions of the Expense Limitation Agreement, as defined directly below, between the Manager and the Trust with respect to certain of the Portfolios.

MANAGEMENT FEES PAID BY THE PORTFOLIOS IN 2001
--------------------------------------------------------------------------------
                                                      RATE OF
                                                        FEES
                                                       WAIVED
                                       ANNUAL           AND
                                        RATE         EXPENSES
 PORTFOLIOS                            RECEIVED      REIMBURSED
--------------------------------------------------------------------------------

 EQ/Alliance Global                     0.73%          0.00%
 EQ/Alliance Growth & Income            0.57%          0.00%
 EQ/Alliance Growth Investors           0.57%          0.00%
 EQ/Alliance Intermediate               0.50%          0.00%
   Government Securities

 EQ/Alliance International              0.85%          0.00%
 EQ/Alliance Money Market               0.33%          0.00%
 EQ/Alliance Premier Growth             0.90%          0.06%
 EQ/Alliance Quality Bond               0.53%          0.00%
 EQ/Alliance Small Cap Growth           0.75%          0.00%
 EQ/Alliance Technology                 0.90%          0.08%
 EQ/AXP New Dimensions                  0.65%          1.01%
 EQ/AXP Strategy Aggressive             0.70%          0.72%
 EQ/Bernstein Diversified Value         0.64%          0.03%
 EQ/Calvert Socially Responsible        0.65%          1.31%
 EQ/Capital Guardian                    0.85%          0.19%
   International

 EQ/Capital Guardian Research           0.65%          0.10%
 EQ/Capital Guardian U.S. Equity        0.65%          0.06%
 EQ/Emerging Markets Equity             1.15%          0.30%
--------------------------------------------------------------------------------

68 MANAGEMENT OF THE TRUST                                    EQ Advisors Trust

--------------------------------------------------------------------------------
                                                     RATE OF
                                                       FEES
                                                      WAIVED
                                       ANNUAL          AND
                                       RATE         EXPENSES
 PORTFOLIOS                           RECEIVED      REIMBURSED
--------------------------------------------------------------------------------
 EQ/Equity 500 Index                    0.25%          0.00%
 EQ/Evergreen Omega                     0.65%          0.94%
 EQ/Fl Mid Cap                          0.70%          0.22%
 EQ/Fl Small/Mid Cap Value              0.75%          0.01%
 EQ/High Yield                          0.60%          0.00%
 EQ/Janus Large Cap Growth              0.90%          0.14%
 EQ/Lazard Small Cap Value              0.75%          0.03%
 EQMarsico Focus                        0.90%          2.44%
 EQ/Mercury Basic Value Equity          0.60%          0.00%
 EQ/MFS Emerging Growth                 0.63%          0.00%
   Companies
 EQ/MFS Investors Trust                 0.60%          0.02%
 EQ/MFS Research                        0.65%          0.02%
 EQ/Putnam Growth & Income              0.57%          0.00%
   Value
 EQ/Putnam International Equity         0.85%          0.14%
 EQ/Putnam Voyager                      0.65%          0.03%
-------------------------------------------------------------------------------

The Advisers are paid by the Manager. Changes to the advisory fees may be negotiated, which would result in an increase or decrease in the amount of the management fee retained by the Manager, without shareholder approval. For certain administrative services, in addition to the management fee, each Portfolio pays the Manager a fee at an annual rate of 0.04% of the first $3 billion of total Trust average daily net assets, 0.03% of the next $3 billion, 0.025% of the next $4 billion, and 0.225% of the total Trust average daily net assets in excess of $10 billion, plus $30,000 for each Portfolio and an additional $30,000 per portion of the Portfolio allocated to a separate Adviser in a discrete style.

EXPENSE LIMITATION AGREEMENT

In the interest of limiting until April 30, 2003 the expenses of each Portfolio (except for the Portfolios for which Alliance Capital serves as sole Adviser, other than EQ/Alliance Premier Growth Portfolio and EQ/ Alliance Technology Portfolio), the Manager has entered into an expense limitation agreement with the Trust with respect to those Portfolios ("Expense Limitation Agreement"). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act), are limited to the following respective expense ratios:

EXPENSE LIMITATION PROVISIONS

--------------------------------------------------------------------------------
                                           TOTAL EXPENSES LIM-
                                         ITED TO (% OF DAILY
 PORTFOLIOS                                    NET ASSETS)
--------------------------------------------------------------------------------
 EQ/Alliance Premier Growth                      0.90%
 EQ/Alliance Technology                          0.90%
 EQ/AXP New Dimensions                           0.70%
 EQ/AXP Strategy Aggressive                      0.75%
 EQ/Bernstein Diversified Value                  0.70%
 EQ/Calvert Socially Responsible                 0.80%
 EQ/Capital Guardian International               0.95%
 EQ/Capital Guardian Research                    0.70%
 EQ/Capital Guardian U.S. Equity                 0.70%
 EQ/Emerging Markets Equity                      1.55%
 EQ/Evergreen Omega                              0.70%
 EQ/FI Mid Cap                                   0.75%
 EQ/FI Small/Mid Cap Value                       0.85%
 EQ/Janus Large Cap Growth                       0.90%
 EQ/Lazard Small Cap Value                       0.85%
 EQ/Marsico Focus                                0.90%
 EQ/Mercury Basic Value Equity                   0.70%
 EQ/MFS Investors Trust                          0.70%
 EQ/MFS Research                                 0.70%
 EQ/Putnam Growth & Income Value                 0.70%
 EQ/Putnam International Equity                  1.00%
 EQ/Putnam Voyager                               0.70%
--------------------------------------------------------------------------------

The Manager may be reimbursed the amount of any such payments in the future provided that the payments are reimbursed within five years (or two or three years for certain Portfolios) of the payment being made and the combination of the Portfolio's expense ratio and such reimbursements do not exceed the Portfolio's expense cap. If the actual expense ratio is less than the expense cap and the Manager has recouped any eligible previous payments made, the Portfolio will be charged such lower expenses

EQ Advisors Trust                                  MANAGEMENT OF THE TRUST  69

5. Fund distribution arrangements

--------------------------------------------------------------------------------

The Trust offers two classes of shares on behalf of each Portfolio: Class IA shares and Class IB shares. AXA Advisors, LLC ("AXA Advisors") serves as one of the distributors for the Class IB shares of the Trust offered by this Prospectus as well as one of the distributors for the Class IA shares. AXA Distributors, LLC ("AXA Distributors") serves as the other distributor for the Class IB shares of the Trust as well as the Class IA shares. Both classes of shares are offered and redeemed at their net asset value without any sales load. AXA Advisors and AXA Distributors are affiliates of Equitable. Both AXA Advisors and AXA Distributors are registered as broker-dealers under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc.

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Trust's Class IB shares. Under the Class IB Distribution Plan, the Class IB shares of the Trust pay each of the distributors an annual fee to compensate them for promoting, selling and servicing shares of the Portfolios. The annual fees equal 0.25% of each Portfolio's average daily net assets. Over time, the fees will increase your cost of investing and may cost you more than other types of charges.

70 FUND DISTRIBUTION ARRANGEMENTS                            EQ Advisors Trust

6. Purchase and redemption

--------------------------------------------------------------------------------

All shares are purchased and sold at their net asset value without any sales load. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. The Portfolios reserve the right to suspend or change the terms of purchasing or selling shares

The Trust may suspend the right of redemption for any period during which the New York Stock Exchange is closed (other than a weekend or holiday) or during which trading is restricted by the SEC or the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Trust's shareholders. A Portfolio may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to seven days to pay a redemption request in order to raise capital, when it is detrimental for a Portfolio to make cash payments as determined in the sole discretion of Equitable.

These Portfolios are not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy, making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of each of the Portfolios. These kinds of strategies and transfer activities are disruptive to the Portfolios. If we determine that your transfer patterns among the Portfolios are disruptive to the Portfolios, we may, among other things, restrict the availability of personal telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer services. We may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner.

We currently consider transfers into and out of (or vice versa) a Portfolio within a five business day period as potentially disruptive transfer activity. In order to prevent disruptive activity, we monitor the frequency of transfers, including the size of transfers in relation to portfolio assets, in each Portfolio, and we take appropriate action, which may include the actions described above to restrict availability of voice, fax and automated transaction services, when we consider the activity of owners to be disruptive. We currently give additional individualized notice, to owners who have engaged in such activity, of our intention to restrict such services. However, we may not continue to give such individualized notice. We may also, in our sole discretion and without further notice, change what we consider disruptive transfer activity, as well as change our procedures to restrict this activity.

The Portfolios generally distribute most or all of their net investment income and their net realized gains, if any, annually. Dividends and other distributions are automatically reinvested at net asset value in shares of the Portfolios.

EQ Advisors Trust                                   PURCHASE AND REDEMPTION  71

7. How assets are valued

--------------------------------------------------------------------------------

"Net asset value" is the price of one share of a Portfolio without a sales charge, and is calculated each business day using the following formula:

     ---------------------------------------------------------------------
                         TOTAL MARKET VALUE    CASH AND
                            OF SECURITIES   + OTHER ASSETS - LIABILITIES
                         ------------------------------------------------
     NET ASSET VALUE =              NUMBER OF OUTSTANDING SHARES
    ----------------------------------------------------------------------

The net asset value of Portfolio shares is determined according to this schedule:

o A share's net asset value is determined as of the close of regular trading on the New York Stock Exchange ("Exchange") on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

o The price for purchasing or redeeming a share will be based upon the net asset value next calculated after an order is placed by an insurance company or qualified retirement plan.

o A Portfolio heavily invested in foreign securities may have net asset value changes on days when shares cannot be purchased or sold.

Generally, Portfolio securities are valued as follows:

o EQUITY SECURITIES - most recent sales price or if there is no sale, latest available bid price.

o DEBT SECURITIES (OTHER THAN SHORT-TERM OBLIGATIONS) - based upon pricing service valuations.

o SHORT-TERM OBLIGATIONS - amortized cost (which approximates market value). All securities held in the EQ/Alliance Money Market Portfolio are valued at amortized cost.

o SECURITIES TRADED ON FOREIGN EXCHANGES - most recent sales or bid price on the foreign exchange or market, unless a significant event occurs after the close of that market or exchange that may materially affect its value. In that case, fair value as determined by or under the direction of the Board of Trustees of the Trust at the close of regular trading on the Exchange.

o OPTIONS - last sales price or, if not available, previous day's sales price. However, if the bid price is higher or the asked price is lower than the previous day's last sales price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods.

o FUTURES - last sales price or, if there is no sale, latest available bid price.

o OTHER SECURITIES - other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued at their fair value under the direction of the Board of Trustees of the Trust.

Events or circumstances affecting the values of Portfolio securities that occur between the closing of their principal markets and the time the NAV is determined may be reflected in the Trust's calculation of net asset values for each applicable Portfolio when the Trust's Manager deems that the particular event or circumstance would materially affect such Portfolio's net asset value.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust's Board of Trustees believes reflects fair value. This policy is intended to assure that the Portfolio's net asset value fairly reflects security values as of the time of pricing.

72 HOW ASSETS ARE VALUED                                      EQ Advisor Trust

8.  Tax information

--------------------------------------------------------------------------------

Each Portfolio of the Trust is treated as a separate entity and intends to qualify to be treated as a regulated investment company for federal income tax purposes. Regulated investment companies are usually not taxed at the entity (Portfolio) level. They pass through their income and gains to their shareholders by paying dividends. A Portfolio will be treated as a regulated investment company if it meets specified federal income tax rules, including types of investments, limits on investments, types of income, and dividend payment requirements. Although the Trust intends that it and each Portfolio will be operated to have no federal tax liability, if they have any federal tax liability, it could hurt the investment performance of the Portfolio in question. Also, any Portfolio investing in foreign securities or holding foreign currencies could be subject to foreign taxes which could reduce the investment performance of the Portfolio.

It is important for each Portfolio to maintain its regulated investment company status because the shareholders of the Portfolio that are insurance company separate accounts will then be able to use a favorable investment diversification testing rule in determining whether the Contracts indirectly funded by the Portfolio meet tax qualification rules for variable insurance contracts. If a Portfolio fails to meet specified investment diversification requirements, owners of non-pension plan Contracts funded through the Trust could be taxed immediately on the accumulated investment earnings under their Contracts and could lose any benefit of tax deferral. Equitable, in its capacity as Administrator and Manager, therefore carefully monitors compliance with all of the regulated investment company rules and variable insurance contract investment diversification rules.

Contract owners seeking to understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable product or refer to their Contract prospectus.

EQ Advisors Trust                                          TAX INFORMATION  73

9. Financial Highlights

--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance for the Trust's Class IA and Class IB. The financial information in the table below is for the past five (5) years (or, if shorter, the period of the Portfolio's operations). The information below for the Class IA and Class IB shares has been derived from the financial statements of the Trust, which have been audited by PricewaterhouseCoopers LLP, independent public accountants. PricewaterhouseCoopers LLP's report on the Trust's financial statements as of December 31, 2001 appears in the Trust's Annual Report. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and disbursements). The total return figures shown below do not reflect any separate account or Contract fees and charges. The information should be read in conjunction with the financial statements contained in the Trust's Annual Report which are incorporated by reference into the Trust's Statement of Additional Information (SAI) and available upon request.

EQ/ALLIANCE GLOBAL PORTFOLIO(d):

                                                                           CLASS IA
                                       ------------------------------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,
                                       ------------------------------------------------------------------------------
                                             2001              2000             1999           1998          1997
                                       --------------- ------------------- --------------  ------------  ------------
Net asset value, beginning of
  year ...............................     $ 18.50           $  25.16           $ 19.46       $  17.29       $ 16.92
                                           -------           --------           -------       --------       --------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income
  (loss) .............................        0.02              (0.01)            0.10            0.14        0.17
 Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions .......................       (3.73)             (4.44)             7.25           3.56        1.75
                                           -------           --------           -------       --------       --------
 Total from investment
  operations .........................       (3.71)             (4.45)             7.35           3.70        1.92
                                           -------           --------           -------       --------       --------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ..................           -              (0.04)            (0.02)         (0.22)      (0.36)
 Distributions from realized
  gains ..............................       (0.01)             (2.17)            (1.63)         (1.31)      (1.19)
                                           -------           --------           -------       --------       --------
 Total dividends and
  distributions ......................       (0.01)             (2.21)            (1.65)         (1.53)      (1.55)
                                           -------           --------           -------       --------       --------
Net asset value, end of year .........     $  4.78           $  18.50           $ 25.16       $  19.46       $ 17.29
                                           =======           ========           =======       ========       ========
Total return .........................      (20.08)%            (8.66)%           38.53%         21.80%      11.66%
                                           =======           ========           =======       ========       ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
 (000's) .............................  $1,104,394         $1,528,794        $1,869,185     $1,360,220    $1,203,867
Ratio of expenses to average
 net assets ..........................        0.85%              0.78%(c)          0.70%          0.71%         0.69%
Ratio of net investment
 income (loss) to average ............        0.12%             (0.03)%(c)         0.45%          0.72%         0.97%
Portfolio turnover rate ..............          45%                53%               93%           105%           57%




                                                                         CLASS IB
                                       ----------------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                       ----------------------------------------------------------------------------
                                             2001              2000             1999          1998         1997
                                       --------------- ------------------- -------------- ------------ ------------
Net asset value, beginning of
  year ...............................    $   18.36        $   25.05        $  19.41        $ 17.27      $  16.91
                                          ---------       -----------        ---------      --------     --------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income
  (loss) .............................         0.01            (0.01)           0.03           0.08          0.12
 Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions .......................        (3.72)           (4.47)           7.24           3.56          1.76
                                          ---------       -----------        ---------      --------     --------
 Total from investment
  operations .........................        (3.71)           (4.48)           7.27           3.64          1.88
                                          ---------       -----------        ---------      --------     --------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ..................            -            (0.04)              -          (0.19)        (0.33)
 Distributions from realized
  gains ..............................        (0.01)           (2.17)          (1.63)         (1.31)        (1.19)
                                          ---------       -----------        ----------     --------     --------
 Total dividends and
  distributions ......................        (0.01)           (2.21)          (1.63)         (1.50)        (1.52)
                                          ---------       -----------        ----------     --------     --------
Net asset value, end of year .........    $   14.64        $   18.36        $  25.05        $ 19.41      $  17.27
                                          =========       ===========        ==========     ========     ========
Total return .........................       (20.28)%         (18.86)%         38.17%         21.50%        11.38%
                                          =========       ===========        ==========     ========     ========
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year
 (000's) .............................    $ 195,530        $ 198,482        $121,052       $ 47,982      $ 21,520
Ratio of expenses to average
 net assets ..........................         1.10%            1.03%(c)        0.95%          0.96%         0.97%
Ratio of net investment
 income (loss) to average ............        (0.12)%          (0.28)%(c)       0.16%          0.41%         0.67%
Portfolio turnover rate ..............           45%              53%             93%           105%           57%

74 FINANCIAL HIGHLIGHTS                                      EQ Advisors Trust

EQ/ALLIANCE GROWTH AND INCOME PORTFOLIO(d)(e):


                                                                        CLASS IA
                                    ---------------------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                    ---------------------------------------------------------------------------------
                                          2001             2000              1999            1998           1997
                                    --------------- ----------------- ----------------- -------------- --------------
Net asset value, beginning of
  period ..........................   $    17.70       $   18.24        $    16.99       $  15.38         $13.01
                                       ---------       ---------         ---------         ------         ------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ............         0.19            0.17              0.06           0.06           0.15
 Net realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions ...........        (0.44)           1.35              3.05           3.08           3.30
                                       ---------       ---------         ---------         ------         ------
 Total from investment
  operations. .....................        (0.25)           1.52              3.11           3.14           3.45
                                       ---------       ---------         ---------         ------         ------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...............        (0.17)          (0.16)            (0.05)         (0.05)         (0.15)
 Distributions from realized
  gains. ..........................        (0.72)          (1.90)            (1.81)         (1.48)         (0.93)
                                       ---------       ---------        ----------        -------        -------
 Total dividends and
  distributions ...................        (0.89)          (2.06)            (1.86)         (1.53)         (1.08)
                                       ---------       ---------        ----------        -------        -------
Net asset value, end of period        $    16.56       $   17.70        $    18.24       $  16.99         $15.38
                                       =========       =========        ==========        =======        =======
Total return ......................        (1.30)%          8.95%            18.66%         20.86%         26.90%
                                       =========       ==========       ==========        =======        =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .........................   $1,568,312       $1,418,245       $1,241,619       $877,744       $555,059
Ratio of expenses to average
  net assets . ....................         0.63%            0.61%            0.57%          0.58%          0.58%
Ratio of net investment
  income to average net
  assets ..........................         1.08%            0.92%            0.33%          0.38%          0.99%
Portfolio turnover rate . .........           81%              57%              70%            74%            79%

                                                                       CLASS IB
                                    ------------------------------------------------------------------------------
                                                                                                       MAY 1,
                                                       YEAR ENDED DECEMBER 31,                        1997* TO
                                    -------------------------------------------------------------   DECEMBER 31,
                                          2001            2000           1999           1998            1997
                                    --------------- --------------- -------------- -------------- ----------------
Net asset value, beginning of
  period ..........................     $17.61          $18.16          $16.95        $  15.36          $13.42
                                        ------          ------          ------          ------          ------
 INCOME FROM INVESTMENT
  OPERATIONS:

 Net investment income ............       0.13            0.13            0.01            0.03            0.05
 Net realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions ...........      (0.42)           1.34            3.04            3.07            2.91
                                        ------          ------          ------          ------          ------

 Total from investment
  operations. .....................      (0.29)           1.47            3.05            3.10            2.96
                                        ------          ------          ------          ------          ------

 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...............      (0.13)          (0.12)          (0.03)          (0.03)          (0.09)
 Distributions from realized
  gains. ..........................      (0.72)          (1.90)          (1.81)          (1.48)          (0.93)
                                        ------          ------          ------          ------          ------

 Total dividends and
  distributions ...................      (0.85)          (2.02)          (1.84)          (1.51)          (1.02)
                                        ------          ------          ------          ------          ------

Net asset value, end of period          $16.47          $ 7.61          $18.16        $  16.95          $15.36
                                        ======          ======          ======          ======          ======
Total return ......................      (1.52)%          8.68%          18.37%          20.56%          22.41%(b)
                                        ======          ======          ======          ======          =====
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .........................   $673,499        $464,600        $261,663        $120,558         $32,697
Ratio of expenses to average
  net assets . ....................       0.88%           0.86%           0.82%           0.83%           0.83%(a)
Ratio of net investment
  income to average net
  assets ..........................       0.83%           0.71%           0.06%           0.17%           0.43%(a)
Portfolio turnover rate . .........         81%             57%             70%             74%             79%

EQ Advisors Trust                                     FINANCIAL HIGHLIGHTS  75

EQ/ALLIANCE GROWTH INVESTORS PORTFOLIO(d)(e):


                                                                          CLASS IA
                                       -------------------------------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,
                                       -------------------------------------------------------------------------------
                                             2001            2000             1999            1998           1997
                                       --------------- --------------- ----------------- -------------- --------------
Net asset value, beginning of
  year ...............................    $    19.17       $    22.57        $    19.87        $    18.55      $    17.20
                                          ----------       ----------        ----------        ----------      ----------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ...............          0.38             0.42              0.37              0.41            0.41
 Net realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions ..............         (2.77)           (1.99)             4.83              3.03            2.43
                                          ----------       ----------        ----------        ----------      ----------
 Total from investment
  operations .........................         (2.39)           (1.57)             5.20              3.44            2.84
                                          ----------       ----------        ----------        ----------      ----------
 LESS DISTRIBUTIONS:

 Dividends from net
  investment income ..................         (0.36)           (0.40)            (0.35)            (0.41)          (0.46)
 Distributions from realized
  gains ..............................             -            (1.43)            (2.15)            (1.71)          (1.03)
                                          ----------       ----------        ----------        ----------      ----------
 Total dividends and
  distributions ......................         (0.36)           (1.83)            (2.50)            (2.12)          (1.49)
                                          ---------        ----------        ----------        ----------      ----------
Net asset value, end of year .........    $    16.42       $    19.17        $    22.57        $    19.87      $    18.55
                                          =========        =========         ==========        ==========      ==========
Total return .........................        (12.43)%          (6.71)%           26.58%            19.13%          16.87%
                                          ==========       ==========        ==========        ==========      ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
 (000's) .............................    $1,836,200       $2,293,353        $2,495,787        $1,963,074      $1,630,389
Ratio of expenses to average
 net assets ..........................          0.63%            0.60%             0.53%(d)          0.55%           0.57%
Ratio of net investment
 income to average net
 assets ..............................          2.07%            1.89%             1.71%(d)          2.10%           2.18%
Portfolio turnover rate. .............           170%              80%               98%              102%            121%




                                                                   CLASS IB
                                       ----------------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                       ----------------------------------------------------------------
                                            2001          2000         1999         1998        1997
                                       ------------- ------------- ------------ ----------- -----------
Net asset value, beginning of
  year ...............................   $  19.10       $  22.51      $  19.84      $ 18.52     $ 17.19
                                         --------       -------       --------      -------     -------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ...............       0.35           0.36          0.31         0.36        0.36
 Net realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions ..............      (2.76)         (1.99)         4.82         3.03        2.43
                                         --------       --------      --------      -------     -------
 Total from investment
  operations .........................      (2.41)         (1.63)         5.13         3.39        2.79
                                         --------       --------      --------      -------     -------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ..................      (0.32)         (0.35)        (0.31)       (0.36)      (0.43)
 Distributions from realized
  gains ..............................          -          (1.43)        (2.15)       (1.71)      (1.03)
                                         --------       --------      --------     --------     -------
 Total dividends and
  distributions ......................      (0.32)         (1.78)        (2.46)       (2.07)      (1.46)
                                         --------       --------      --------     --------     -------
Net asset value, end of year .........   $  16.37       $  19.10      $  22.51      $ 19.84     $ 18.52
                                         ========       ========      ========     ========     =======
Total return .........................     (12.59)%        (6.94)%       26.27%       18.83%      16.58%
                                         ========       ========      ========     ========     =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
 (000's) .............................   $325,151       $326,220      $202,850      $92,027     $35,730
Ratio of expenses to average
 net assets ..........................       0.88%          0.85%         0.78%        0.80%       0.82%
Ratio of net investment
 income to average net
 assets ..............................       2.06%          1.64%         1.44%        1.85%       1.88%
Portfolio turnover rate. .............        170%            80%           98%         102%        121%

76 FINANCIAL HIGHLIGHTS                                      EQ Advisors Trust

     EQ/HIGH YIELD PORTFOLIO (FKA EQ/ALLIANCE HIGH YIELD PORTFOLIO)(d)(e):



                                                                  CLASS IA
                                     ----------------------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,
                                     ----------------------------------------------------------------------
                                         2001             2000          1999          1998         1997
                                     ------------   -------------   ------------- ------------ ------------
Net asset value, beginning of
  year .............................   $    6.00      $   7.43       $   8.71      $  10.41     $  10.02
                                          ------        ------         ------        ------       ------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income .............        0.63          0.76           0.90          1.07         1.04
 Net realized and unrealized
  gain (loss) on
  investments ......................       (0.58)        (1.40)         (1.19)        (1.56)        0.75
                                          ------        ------         ------        ------       ------
 Total from investment
  operations .......................        0.05         (0.64)         (0.29)        (0.49)        1.79
                                          ------        ------         ------        ------       ------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ................       (0.59)        (0.79)         (0.96)        (1.03)       (0.97)
 Distributions from realized
  gains. ...........................           -             -          (0.01)        (0.18)       (0.43)
 Tax return of capital
  distributions ....................           -             -          (0.02)            -            -
                                          ------        ------         ------        ------       ------
 Total dividends and
  distributions ....................       (0.59)        (0.79)         (0.99)        (1.21)       (1.40)
                                          ------        ------         ------        ------       ------
Net asset value, end of year .......   $    5.46      $   6.00       $   7.43      $   8.71     $  10.41
                                          ======        ======         ======        ======       ======
Total return .......................        0.89%        (8.65)%        (3.35)%       (5.15)%      18.48%
                                          ======        ======         ======        ======       ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)        $ 254,910      $263,012       $336,292      $405,308     $355,473
Ratio of expenses to average
  net assets .......................        0.67%         0.67%          0.63%         0.63%        0.62%
Ratio of net investment
  income to average net
  assets ...........................       10.15%        10.54%         10.53%        10.67%        9.82%
Portfolio turnover rate ............          88%           87%           178%          181%         390%




                                                                  CLASS IB
                                     ------------------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,
                                     ------------------------------------------------------------------
                                          2001         2000         1999         1998           1997
                                     ------------ ------------- ------------- ------------ ------------
Net asset value, beginning of
  year .............................     $ 5.97       $ 7.40       $ 8.69      $ 10.39        $10.01
                                         ------       ------       ------      -------        ------
 INCOME FROM INVESTMENT
  OPERATIONS:

 Net investment income .............       0.58         0.74         0.87         1.04          1.05
 Net realized and unrealized
  gain (loss) on
  investments ......................      (0.54)       (1.40)       (1.18)      ( 1.56)         0.71
                                         -------      ------       ------      -------        ------
 Total from investment
  operations .......................       0.04        (0.66)       (0.31)      ( 0.52)         1.76
                                         -------      ------       ------      -------        ------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ................      (0.58)       (0.77)       (0.95)      ( 1.00)        (0.95)
 Distributions from realized
  gains. ...........................          -            -        (0.01)      ( 0.18)        (0.43)
 Tax return of capital
  distributions ....................          -            -        (0.02)           -             -
                                         -------      ------       ------      -------        -------
 Total dividends and
  distributions ....................      (0.58)       (0.77)       (0.98)      ( 1.18)        (1.38)
                                         -------      ------       ------      -------        -------
Net asset value, end of year .......     $ 5.43       $ 5.97       $ 7.40      $  8.69        $10.39
                                         =======      ======       ======      =======        =======
Total return .......................       0.66%       (8.90)%      (3.58)%      (5.38)%       18.19%
                                         =======      ======       ======      =======        =======
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000's)        $285,484      $230,916     $230,290     $207,042     $  66,338
Ratio of expenses to average
  net assets .......................       0.92%         0.92%        0.88%        0.88%         0.88%
Ratio of net investment
  income to average net
  assets ...........................       9.97%        10.28%       10.25%       10.60%         9.76%
Portfolio turnover rate ............         88%           87%         178%         181%          390%

EQ Advisors Trust                                     FINANCIAL HIGHLIGHTS  77

EQ/ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO(d)(e):


                                                                  CLASS IA
                                    --------------------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,
                                    --------------------------------------------------------------------
                                         2001          2000         1999         1998          1997
                                    -------------- ------------ ------------ ------------ --------------
Net asset value, beginning of
  period ..........................     $ 9.46        $ 9.18      $ 9.67        $ 9.44         $ 9.29
                                        ------        ------      ------        ------         ------
 INCOME FROM INVESTMENT
  OPERATIONS:

 Net investment income ............       0.37          0.55        0.50          0.50           0.53
 Net realized and unrealized
  gain (loss) on
  investments .....................       0.41          0.30       (0.49)         0.21           0.13
                                        ------        ------      ------        ------         ------
 Total from investment
  operations ......................       0.78          0.85        0.01          0.71           0.66
                                        ------        ------      ------        ------         ------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...............      (0.36)        (0.56)      (0.50)        (0.48)          0.51)
 Tax return of capital
  distributions ...................          -         (0.01)          -             -              -
                                        ------        ------      ------        ------         ------
 Total dividends and
  distributions ...................      (0.36)        (0.57)      (0.50)        (0.48)         (0.51)
                                        ------        ------      ------        ------         ------
Net asset value, end of period          $ 9.88        $ 9.46      $ 9.18        $ 9.67         $ 9.44
                                        ======        ======      ======        ======         ======
Total return .....................        8.23%         9.27%       0.02%         7.74%          7.29%
                                        ======        ======      ======        ======         ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .........................   $241,071      $142,822    $156,864      $153,383       $115,114
Ratio of expenses to average
  net assets ......................       0.62%         0.58%       0.55%         0.55%          0.55%
Ratio of net investment
  income to average net
  assets ..........................       4.84%         5.83%       5.16%         5.21%          5.61%
Portfolio turnover rate ...........        463%          541%        408%          539%           285%


                                                                   CLASS IB
                                    ----------------------------------------------------------------------
                                                                                               MAY 1,
                                                   YEAR ENDED DECEMBER 31,                    1997* TO
                                    -----------------------------------------------------   DECEMBER 31,
                                         2001         2000         1999          1998           1997
                                    ------------- ------------ ------------- ------------ ----------------
Net asset value, beginning of
  period ..........................   $   9.43      $  9.15       $  9.66      $  9.43       $  9.27
                                      --------      -------       -------      -------       -------
 INCOME FROM INVESTMENT
  OPERATIONS:

 Net investment income ............       0.35         0.52          0.47         0.47          0.32
 Net realized and unrealized
  gain (loss) on
  investments .....................       0.39         0.31         (0.49)        0.22          0.22
                                      --------      -------       -------      -------       -------
 Total from investment
  operations ......................       0.74         0.83         (0.02)        0.69          0.54
                                      --------      -------       --------     -------       -------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...............      (0.34)       (0.54)        (0.49)       (0.46)        (0.38)
 Tax return of capital
  distributions ...................          -        (0.01)            -            -             -
                                      ---------     -------      --------     --------       -------
 Total dividends and
  distributions ...................      (0.34)       (0.55)        (0.49)       (0.46)         (0.38)
                                      ---------     -------      --------     --------       --------
Net asset value, end of period        $   9.83      $  9.43       $  9.15     $   9.66         $ 9.43
                                      =========     =======      ========     ========       ========
Total return ......................       7.98%        8.99%        (0.23)%       7.48%          5.83%(b)
                                      =========   =========      ========     ========       ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .........................   $204,870      $71,267       $45,911      $30,898         $5,052
Ratio of expenses to average
  net assets ......................       0.87%        0.83%         0.80%        0.80%          0.81%(a)
Ratio of net investment
  income to average net
  assets ..........................       4.59%        5.55%         4.91%        4.87%          5.15%(a)
Portfolio turnover rate ...........        463%         541%          408%         539%           285%

78 FINANCIAL HIGHLIGHTS                                      EQ Advisors Trust

EQ/ALLIANCE INTERNATIONAL PORTFOLIO(D):


                                                                       CLASS IA
                                    ------------------------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                    ------------------------------------------------------------------------------
                                        2001             2000             1999           1998            1997
                                    ------------ ------------------- -------------- -------------- ---------------
Net asset value, beginning of
  period ..........................    $ 10.62          $ 15.03           $ 11.13         $10.27         $11.50
                                       -------          -------           -------         ------         ------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income
  (loss) ..........................       0.02            (0.01)             0.08           0.09           0.10
 Net realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions ...........      (2.42)           (3.33)             4.07           0.97          (0.45)
                                       -------          -------           -------         ------         ------
 Total from investment
  operations ......................      (2.40)           (3.34)             4.15           1.06          (0.35)
                                       -------          -------           -------         ------         ------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...............         -             (0.05)                -          (0.20)         (0.32)
 Distributions from realized
  gains ...........................      (0.19)           (1.02)            (0.25)             -          (0.56)
                                       -------          -------           --------        -------        ------
 Total dividends and
  distributions ...................      (0.19)           (1.07)            (0.25)         (0.20)         (0.88)
                                       -------          -------           --------        -------        ------
Net asset value, end of period         $  8.03          $ 10.62           $ 15.03         $11.13         $10.27
                                       =======          =======           ========        =======        ======
Total return ......................     (22.88)%         (22.77)%           37.31%         10.57%         (2.98)%
                                       =======          =======           ========        =======        ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .........................   $167,610        $ 228,325         $ 268,541       $204,767      $ 190,611
Ratio of expenses to average
  net assets ......................       1.10%            1.16%(c)          1.08%          1.06%          1.08%
Ratio of net investment
  income (loss) to average
  net assets ......................       0.17%           (0.03)%(c)         0.70%          0.81%          0.83%
Portfolio turnover rate ...........         77%              80%              152%            59%            59%




                                                                        CLASS IB
                                    --------------------------------------------------------------------------------
                                                                                                        MAY 1,
                                                      YEAR ENDED DECEMBER 31,                          1997* TO
                                    ------------------------------------------------------------     DECEMBER 31,
                                         2001             2000             1999         1998             1997
                                    ------------- ------------------- ------------- ------------ -------------------
Net asset value, beginning of
  period ..........................    $ 10.55         $ 14.96           $ 11.11       $10.26        $ 11.39
                                       -------         -------           -------       ------        -------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income
  (loss) ..........................          -#          (0.01)             0.04         0.05           0.02
 Net realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions ...........      (2.42)          (3.33)             4.06         0.98          (0.31)
                                       -------         -------           -------       ------        -------
 Total from investment
  operations ......................      (2.42)          (3.34)             4.10         1.03          (0.29)
                                       -------         -------           -------       ------        -------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...............          -           (0.05)                 -       (0.18)         (0.28)
 Distributions from realized
  gains ...........................      (0.19)          (1.02)            (0.25)           -          (0.56)
                                       -------         -------           --------      ------        -------
 Total dividends and
  distributions ...................      (0.19)          (1.07)            (0.25)       (0.18)         (0.84)
                                       -------         -------           --------      ------        -------
Net asset value, end of period         $  7.94         $ 10.55           $ 14.96       $11.11        $ 10.26
                                       =======         =======           ========      ======        =======
Total return ......................     (23.23)%        (22.86)%           36.90%       10.30%         (2.54)%(b)
                                       =======         =======         ==========      ========      =======

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's) .........................    $36,054         $37,171           $18,977       $7,543        $ 3,286
Ratio of expenses to average
  net assets ......................       1.35%           1.41%(c)          1.33%        1.31%          1.38%(a)
Ratio of net investment
  income (loss) to average
  net assets ......................      (0.08)%         (0.28)%(c )        0.36%        0.44%          0.20%(a)
Portfolio turnover rate ...........         77%             80%              152%          59%            59%

EQ Advisors Trust                                     FINANCIAL HIGHLIGHTS  79

EQ/ALLIANCE MONEY MARKET PORTFOLIO (d)(e):


                                                                      CLASS IA
                                     --------------------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                     --------------------------------------------------------------------------
                                          2001           2000           1999           1998           1997
                                     -------------- -------------- -------------- -------------- --------------
Net asset value, beginning of
  year .............................   $   10.33      $   10.28      $   10.22      $   10.18      $   10.17
                                       ----------     ---------      ---------      ---------       --------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income .............        0.39           0.64           0.51           0.53           0.54
 Net realized and unrealized
  gain (loss) on
  investments ......................          -+              -              -              -              -
                                       ----------     ---------      ---------      ---------       --------
 Total from investment
  operations .......................        0.39           0.64           0.51           0.53           0.54
                                       ----------     ---------      ---------      ---------       --------

 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ................        (0.35)        (0.59)         (0.45)         (0.49)         (0.53)
                                       ----------     ---------      ---------      ---------       --------
Net asset value, end of year .......   $    10.37     $   10.33      $   10.28      $   10.22      $   10.18
                                       ==========     =========      =========      =========      =========
Total return .......................         3.82%         6.24%          4.96%          5.34%          5.42%
                                       ==========     =========      =========      =========      =========

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)        $  860,719     $ 893,097      $ 883,988      $ 723,311       $449,960
Ratio of expenses to
 average net assets ................         0.40%         0.40%          0.37%          0.37%          0.39%
Ratio of net investment
 income to average net
 assets ............................         3.80%         6.02%          4.91%          5.13%          5.28%




                                                                      CLASS IB
                                     --------------------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                     --------------------------------------------------------------------------
                                          2001           2000           1999           1998           1997
                                     -------------- -------------- -------------- -------------- --------------
Net asset value, beginning of
  year .............................  $    10.28      $   10.25      $   10.21      $   10.17      $   10.16
                                       ---------      ---------      ---------      ---------      ---------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income .............        0.31           0.61           0.49           0.49           0.52
 Net realized and unrealized
  gain (loss) on
  investments ......................        0.06+         (0.01)         (0.01)          0.02              -
                                       ---------      ---------      ---------      ---------      ---------

 Total from investment
  operations .......................        0.37           0.60           0.48           0.51           0.52
                                       ---------      ---------      ---------      ---------      ---------

 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ................       (0.33)         (0.57)         (0.44)         (0.47)         (0.51)
                                       ---------      ---------      ---------      ---------      ---------
Net asset value, end of year .......  $    10.32      $   10.28      $   10.25      $   10.21      $   10.17
                                       ==========     =========      =========      =========      =========
Total return .......................        3.63%          5.99%          4.71%          5.08%          5.16%
                                       ==========     =========      =========      =========      =========

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000's)       $1,155,159      $ 677,333       $559,713       $386,718       $123,675
Ratio of expenses to
 average net assets ................        0.65%          0.65%          0.62%          0.62%          0.63%
Ratio of net investment
 income to average net
 assets ............................        3.38%          5.78%          4.68%          4.82%          5.02%

80 FINANCIAL HIGHLIGHTS                                      EQ Advisors Trust

                     EQ/ALLIANCE PREMIER GROWTH PORTFOLIO:


                                                                                 CLASS IA
                                                            ---------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,         MAY 1, 1999*
                                                            ---------------------------            TO
                                                                 2001          2000        DECEMBER 31, 1999
                                                            ------------- ------------- -----------------------
Net asset value, beginning of period ......................    $   9.65     $ 11.87               $ 10.00
                                                               --------     -------               -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ............................      (0.01)       (0.01)                 0.02
  Net realized and unrealized gain (loss) on
   investments ............................................      (2.29)       (2.14)                 1.89
                                                               --------     -------               -------
  Total from investment operations ........................      (2.30)       (2.15)                 1.91
                                                               --------     -------               -------

  LESS DISTRIBUTIONS:
  Dividends from net investment income ....................          -            -                 (0.01)
  Distributions from realized gains .......................          - #      (0.07)                (0.03)
                                                               --------     -------               -------
  Total dividends and distributions .......................          -        (0.07)                (0.04)
                                                               --------     -------               -------
Net asset value, end of period ............................    $  7.35     $   9.65               $ 11.87
                                                               =======     ========               =======
Total return ..............................................     (23.83)%     (18.15)%               19.14%(b)
                                                               =======     ========                =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .........................   $ 39,076     $ 49,284               $28,834
Ratio of expenses to average net assets after waivers .....       0.90%        0.90%                 0.90%(a)(c)
Ratio of expenses to average net assets before waivers            0.96%        0.94%                 1.12%(a)(c)
Ratio of net investment income (loss) to average net
 assets after waivers .....................................      (0.15)%      (0.12)%                0.45%(a)(c)
Ratio of net investment income (loss) to average net
 assets before waivers ....................................      (0.21)%      (0.16)%                 0.23%(a)(c)
Portfolio turnover rate ...................................        140%         127%                    29%
Effect of voluntary expense limitation during the period:
  Per share benefit to net investment income ..............   $      -#     $     -                $  0.01




                                                                                    CLASS IB
                                                            --------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,            MAY 1, 1999*
                                                            ------------------------------             TO
                                                                 2001           2000           DECEMBER 31, 1999
                                                            ------------- ---------------- -------------------------
Net asset value, beginning of period ......................     $   9.62    $    11.86              $  10.00
                                                                --------    ----------              --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ............................        (0.03)        (0.03)                 0.01
  Net realized and unrealized gain (loss) on
   investments ............................................        (2.28)        (2.14)                 1.89
                                                                 --------   ----------              --------
  Total from investment operations ........................        (2.31)        (2.17)                 1.90
                                                                 --------   ----------              --------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ....................            -              -                 (0.01)
  Distributions from realized gains .......................            - #        (0.07)                (0.03)
                                                               ----------    ----------              --------
  Total dividends and distributions .......................            -          (0.07)                (0.04)
                                                               ----------    ----------              --------
Net asset value, end of period ............................     $   7.31    $     9.62              $  11.86
                                                               ==========    ==========              ========
Total return ..............................................       (24.01)%      (18.34)%               18.97%(b)
                                                               ==========    ==========              ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .........................     $924,331    $1,341,788              $451,323
Ratio of expenses to average net assets after waivers .....         1.15%         1.15%                 1.15%(a)(c)
Ratio of expenses to average net assets before waivers              1.21%         1.19%                 1.37%(a)(c)
Ratio of net investment income (loss) to average net
 assets after waivers .....................................        (0.40)%       (0.37)%                0.20%(a)(c)
Ratio of net investment income (loss) to average net
 assets before waivers ....................................        (0.46)%       (0.40)%               (0.02)%(a)(c)
Portfolio turnover rate ...................................          140%          127%                   29%
Effect of voluntary expense limitation during the period:
  Per share benefit to net investment income ..............   $        -#   $        -              $   0.01

EQ Advisors Trust                                     FINANCIAL HIGHLIGHTS  81

                   EQ/ALLIANCE QUALITY BOND PORTFOLIO(d)(e):


                                                                CLASS IA
                                    ----------------------------------------------------------------
                                                      YEAR ENDED DECEMBER 31,
                                    ----------------------------------------------------------------
                                        2001         2000         1999         1998         1997
                                    ------------ ------------ ------------ ------------ ------------
Net asset value, beginning of
  period ..........................   $  9.55      $  9.11      $  9.84      $  9.74      $  9.49
                                      -------      -------      -------      -------      -------
 INCOME FROM INVESTMENT
  OPERATIONS:

 Net investment income. ...........      0.57         0.60         0.54         0.55         0.60
 Net realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions ...........      0.22         0.44        (0.74)        0.28         0.24
                                      -------      -------      -------      -------      -------
 Total from investment
  operations ......................      0.79         1.04        (0.20)        0.83         0.84
                                      -------      -------      -------      -------      -------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...............     (0.53)       (0.60)       (0.50)       (0.53)       (0.59)
 Distributions from realized
  gains ...........................         -            -        (0.03)       (0.20)           -
                                      -------      -------      -------      -------      -------
 Total dividends and
  distributions ...................     (0.53)       (0.60)       (0.53)       (0.73)       (0.59)
                                      -------      -------      -------      -------      -------
Net asset value, end of period.....   $  9.81      $  9.55      $  9.11      $  9.84      $  9.74
                                      =======      =======      =======      =======      =======
Total return ......................      8.28%       11.48%       (2.00)%       8.69%        9.14%
                                      =======      =======      =======      =======      =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) ..........................  $309,097     $553,109     $329,895     $322,418     $203,233
Ratio of expenses to average
 net assets .......................      0.60%        0.59%        0.56%        0.57%        0.57%
Ratio of net investment
 income to average net
 assets ...........................      5.31%        6.34%        5.64%        5.48%        6.19%
Portfolio turnover rate ...........       301%         282%         147%         194%         374%




                                                          CLASS IB
                                    ----------------------------------------------------
                                                                             JUNE 8,
                                          YEAR ENDED DECEMBER 31,           1998* TO
                                    -----------------------------------   DECEMBER 31,
                                        2001       2000        1999           1998
                                    ----------- ---------- ------------ ----------------
Net asset value, beginning of
  period ..........................   $  9.52     $ 9.09      $  9.84      $    9.90
                                      ------     ------      --------      ---------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income. ...........      0.51       0.57         0.52           0.25
 Net realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions ...........      0.25       0.45        (0.75)          0.14
                                      ------     ------      --------      ---------
 Total from investment
  operations ......................      0.76       1.02        (0.23)          0.39
                                      ------     ------      --------      ---------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...............     (0.51)     (0.59)       (0.49)         (0.25)
 Distributions from realized
  gains ...........................        -          -         (0.03)         (0.20)
                                      -------    -------     --------      ---------
 Total dividends and
  distributions ...................     (0.51)     (0.59)       (0.52)         (0.45)
                                      -------    -------     --------      ---------
Net asset value, end of period.....   $  9.77     $ 9.52      $  9.09      $    9.84
                                      =======    =======     ========      =========
Total return ......................      8.04%     11.28%       (2.25)%         4.05%(b)
                                      =======    =======     ========      =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) ..........................   $46,843    $ 9,159     $  1,094      $      10
Ratio of expenses to average
 net assets .......................      0.85%      0.84%        0.81%          0.81%(a)
Ratio of net investment
 income to average net
 assets ...........................      4.97%      5.98%        5.39%          5.06%(a)
Portfolio turnover rate ...........       301%       282%         147%           194%


82 FINANCIAL HIGHLIGHTS                                      EQ Advisors Trust

EQ/ALLIANCE SMALL CAP GROWTH PORTFOLIO(d)(e):


                                                                        CLASS IA
                                    --------------------------------------------------------------------------------
                                                       YEAR ENDED DECEMBER 31,
                                    -------------------------------------------------------------       MAY 1,
                                                                                                       1997* TO
                                                                                                     DECEMBER 31,
                                          2001           2000           1999            1998             1997
                                    --------------- -------------- -------------- --------------- ------------------
Net asset value, beginning of
  period ..........................    $   15.06        $   15.11      $   11.82    $   12.35       $    10.00
                                       ---------        ----------     ---------    ---------       ----------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income
  (loss) ..........................        (0.06)           (0.07)         (0.05)        0.01             0.01
 Net realized and unrealized
  gain (loss) on
  investments .....................        (1.89)            1.99           3.34        (0.54)            2.65
                                       ---------        ----------     ---------    ---------       ----------
 Total from investment
  operations ......................        (1.95)            1.92           3.29        (0.53)            2.66
                                       ---------        ----------     ---------    ---------       ----------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...............            -                -              -            -            (0.01)
 Distributions from realized
  gains ...........................        (0.21)           (1.97)             -            -            (0.30)
                                       ---------        ----------     ---------    ---------       ----------
 Total dividends and
  distributions ...................        (0.21)           (1.97)             -            -            (0.31)
                                       ---------        ----------     ---------    ---------       ----------
Net asset value, end of period         $   12.90        $   15.06      $   15.11    $   11.82       $    12.35
                                       =========        ==========     =========    =========       ==========
Total return ......................       (13.03)%          14.12 %        27.75 %      (4.28)%          26.74%(b)
                                       =========        ==========     =========    =========       ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) ..........................    $ 461,312        $ 501,596      $ 241,000    $ 198,360        $  94,676
Ratio of expenses to
 average net assets ...............         0.81%            0.84%          0.95%        0.96%            0.95%(a)
Ratio of net investment
 income (loss) to average
 net assets .......................        (0.49)%          (0.37)%        (0.40)%       0.08%            0.10%(a)
Portfolio turnover rate ...........          110%             142%           221%          94%              96%




                                                                        CLASS IB
                                    --------------------------------------------------------------------------------
                                                                                                        MAY 1,
                                                       YEAR ENDED DECEMBER 31,                         1997* TO
                                    -------------------------------------------------------------    DECEMBER 31,
                                          2001           2000           1999            1998             1997
                                    --------------- -------------- -------------- --------------- ------------------
Net asset value, beginning of
  period ..........................      $   14.92      $   15.03       $  11.79        $  12.34       $    10.00
                                         ----------     ---------       --------        --------       ----------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income
  (loss) ..........................          (0.08)         (0.11)         (0.08)          (0.02)           (0.01)
 Net realized and unrealized
  gain (loss) on
  investments .....................          (1.88)          1.97           3.32           (0.53)            2.65
                                         ----------     ---------       --------        --------       ----------
 Total from investment
  operations ......................          (1.96)          1.86           3.24           (0.55)            2.64
                                         ----------     ---------       --------        --------       ----------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...............              -              -              -             -                -
 Distributions from realized
  gains ...........................          (0.21)         (1.97)             -             -              (0.30)
                                         ----------     ---------       --------        --------       ----------
 Total dividends and
  distributions ...................          (0.21)         (1.97)             -             -              (0.30)
                                         ----------     ---------       --------        --------       ----------
Net asset value, end of period           $   12.75     $    14.92       $  15.03        $  11.79       $    12.34
                                         =========     ==========       ========        ========       ==========
Total return ......................         (13.28)%        13.78%         27.46%          (4.44)%          26.57%(b)
                                         =========     ==========       ========        ========       ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) ..........................      $ 387,833     $  360,635       $162,331        $112,254        $  46,324
Ratio of expenses to
 average net assets ...............           1.06%          1.09%          1.20%           1.20%            1.15%(a)
Ratio of net investment
 income (loss) to average
 net assets .......................          (0.74)%        (0.62)%        (0.65)%         (0.17)%          (0.12)%(a)
Portfolio turnover rate ...........            110%           142%           221%             94%              96%

EQ Advisors Trust                                     FINANCIAL HIGHLIGHTS  83

                       EQ/ALLIANCE TECHNOLOGY PORTFOLIO:


                                                                                         CLASS IA
                                                                          --------------------------------------
                                                                                               MAY 1, 2000*
                                                                            YEAR ENDED              TO
                                                                           DECEMBER 31,        DECEMBER 31,
                                                                               2001                2000
                                                                          -------------- -----------------------
Net asset value, beginning of period ....................................    $  6.68            $ 10.00
                                                                             --------           -------
  INCOME FROM INVESTMENT OPERATIONS:

  Net investment income. ................................................      (0.01)              0.01
  Net realized and unrealized loss on investments. ......................      (1.61)             (3.33)
                                                                             --------            -------
  Total from investment operations. .....................................      (1.62)             (3.32)
                                                                             --------            -------
  LESS DISTRIBUTIONS:

  Dividends from net investment income. .................................          - #                -
                                                                             --------           -------
Net asset value, end of period. .........................................    $  5.06            $  6.68
                                                                             ========            =======
Total return ............................................................     (24.24)%           (33.20)%(b)
                                                                             ========            =======
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000's) .......................................   $ 24,326           $ 22,880
Ratio of expenses to average net assets after waivers. ..................       0.90%              0.90%(a)(c)
Ratio of expenses to average net assets before waivers ..................       0.98%              0.96%(a)(c)
Ratio of net investment income to average net assets after waivers ......      (0.31)%             0.25%(a)(c)
Ratio of net investment income to average net assets before waivers .....      (0.39)%             0.18%(a)(c)
Portfolio turnover rate. ................................................         41%                49%
Effect of voluntary expense limitation during the period:

  Per share benefit to net investment income ............................   $      -#             $   -



                                                                                          CLASS IB
                                                                          ----------------------------------------
                                                                            YEAR ENDED          MAY 1, 2000*
                                                                           DECEMBER 31,              TO
                                                                               2001          DECEMBER 31, 2000
                                                                          -------------- -------------------------
Net asset value, beginning of period ....................................     $    6.67          $ 10.00
                                                                              ---------          -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income. ................................................         (0.03)               -
  Net realized and unrealized loss on investments. ......................         (1.60)           (3.33)
                                                                              ---------          -------
  Total from investment operations. .....................................         (1.63)           (3.33)
                                                                              ---------          -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income. .................................            - #               -
                                                                              ---------          -------
Net asset value, end of period. .........................................     $    5.04          $  6.67
                                                                              =========          =======
Total return ............................................................        (24.43)%         (33.30)%(b)
                                                                              =========          =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .......................................      $320,756         $275,140
Ratio of expenses to average net assets after waivers. ..................          1.15%            1.15%(a)(c)
Ratio of expenses to average net assets before waivers ..................          1.23%            1.21%(a)(c)
Ratio of net investment income to average net assets after waivers ......         (0.56)%          (0.00)%(a)(c)
Ratio of net investment income to average net assets before waivers .....         (0.64)%          (0.07)%(a)(c)
Portfolio turnover rate. ................................................            41%              49%
Effect of voluntary expense limitation during the period:
  Per share benefit to net investment income ............................      $      -#          $    -

84 FINANCIAL HIGHLIGHTS                                      EQ Advisors Trust

EQ/AXP NEW DIMENSIONS PORTFOLIO:


                                                                                             CLASS IB
                                                                             -----------------------------------------
                                                                                                    SEPTEMBER 1, 2000*
                                                                                  YEAR ENDED                TO
                                                                              DECEMBER 31, 2001     DECEMBER 31, 2000
                                                                             -------------------   -------------------
Net asset value, beginning of period .....................................       $   8.31               $  10.00
                                                                                 ---------               --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..................................................           0.01                   0.01
  Net realized and unrealized loss on investments ........................          (1.30)                 (1.69)
                                                                                 ---------               --------
  Total from investment operations .......................................          (1.29)                 (1.68)
                                                                                 ---------               --------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ...................................          (0.01)                 (0.01)
                                                                                 ---------               --------
Net asset value, end of period ...........................................       $   7.01               $   8.31
                                                                                 =========               ========
Total return .............................................................         (15.51)%               (16.78)%(b)
                                                                                 =========               ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........................................       $ 18,809               $  6,899
Ratio of expenses to average net assets after waivers ....................           0.95%                  0.95% (a)
Ratio of expenses to average net assets before waivers ...................           1.96%                  2.13% (a)
Ratio of net investment income to average net assets after waivers. ......           0.27%                  0.55%(a)
Ratio of net investment loss to average net assets before waivers ........          (0.74) %               (0.63)%(a)
Portfolio turnover rate ..................................................             20%                     3%
Effect of voluntary expense limitation during the period:
  Per share benefit to net investment income .............................       $   0.05               $   0.02

EQ Advisors Trust                                     FINANCIAL HIGHLIGHTS  85

EQ/AXP STRATEGY AGGRESSIVE PORTFOLIO:


                                                                                                        CLASS IB
                                                                                           --------------------------------------
                                                                                                               SEPTEMBER 1, 2000*
                                                                                                YEAR ENDED             TO
                                                                                            DECEMBER 31, 2001   DECEMBER 31, 2000
                                                                                           ------------------- ------------------
Net asset value, beginning of period .....................................................      $   6.21         $    10.00
                                                                                                --------         ----------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ...........................................................         (0.01)              0.01
  Net realized and unrealized loss on investments ........................................         (2.05)             (3.79)
                                                                                                --------         ----------
  Total from investment operations .......................................................         (2.06)             (3.78)
                                                                                                --------         ----------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ...................................................             -              (0.01)
                                                                                                --------         ----------
Net asset value, end of period ...........................................................      $   4.15         $     6.21
                                                                                                ========         ==========
Total return .............................................................................        (33.39)%            37.61)%(b)
                                                                                                ========         ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........................................................      $ 20,139         $   15,160
Ratio of expenses to average net assets after waivers and reimbursements .................          1.00%              1.00%(a)
Ratio of expenses to average net assets before waivers and reimbursements ................          1.72%              1.52%(a)
Ratio of net investment income (loss) to average net assets after waivers and                      (0.29)%             0.49%(a)
  reimbursements
Ratio of net investment income (loss) to average net assets before waivers and                     (1.01)%            (0.03)%(a)
  reimbursements
Portfolio turnover rate ..................................................................           201%                58%
Effect of voluntary expense limitation during the period:
  Per share benefit to net investment income .............................................      $      -#        $     0.01

86 FINANCIAL HIGHLIGHTS                                      EQ Advisors Trust

EQ/BERNSTEIN DIVERSIFIED VALUE PORTFOLIO (g):


                                                                   CLASS IA                            CLASS IB
                                                              -----------------  ---------------------------------------------------
                                                                MAY 18, 2001*                   YEAR ENDED DECEMBER 31,
                                                                    TO           ---------------------------------------------------
                                                              DECEMBER 31, 2001       2001          2000         1999        1998**
                                                              -----------------  ------------ ------------- ------------ -----------
Net asset value, beginning of period .........................    $ 12.26           $ 11.73      $  12.06     $  11.94      $ 10.00
                                                                  -------           -------       -------      -------      -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ......................................       0.11              0.11          0.09         0.11         0.06
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions .............................      (0.26)             0.25         (0.33)        0.31         1.94
                                                                  -------           -------       -------      -------      -------
  Total from investment operations ...........................      (0.15)             0.36         (0.24)        0.42         2.00
                                                                  -------           -------       -------      -------      -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .......................      (0.13)            (0.11)        (0.09)       (0.11)       (0.06)
  Distributions from realized gains ..........................      (0.21)            (0.21)            -        (0.19)           -
                                                                  -------           --------      -------      --------     -------
  Total dividends and distributions ..........................      (0.34)            (0.32)        (0.09)       (0.30)       (0.06)
                                                                  -------           --------      -------      --------     -------
Net asset value, end of period ...............................    $ 11.77           $ 11.77      $  11.73     $  12.06      $ 11.94
                                                                  =======           ========      =======      ========     =======
Total return .................................................      (1.21)%(b)         3.09%        (1.94)%       3.55%       20.01%
                                                                  =======           ========      =======      ========     =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ............................    $18,000          $608,741      $176,049     $133,503      $74,588
Ratio of expenses to average net assets after waivers ........       0.70%(a)          0.95%         0.95%        0.94%        0.90%
Ratio of expenses to average net assets before waivers .......       0.73%(a)          0.98%         0.95%        1.00%        1.20%
Ratio of net investment income to average net assets after
 waivers .....................................................       1.69%(a)          1.40%         0.91%        1.10%        1.19%
Ratio of net investment income to average net assets before
 waivers .....................................................       1.66%(a)          1.37%         0.91%        1.04%        0.89%
Portfolio turnover rate ......................................         90%               90%           33%          32%          37%
Effect of voluntary expense limitation during the period:
  Per share benefit to net investment income .................    $    -#          $      -#     $      -     $   0.01      $  0.02

EQ Advisors Trust                                     FINANCIAL HIGHLIGHTS  87

EQ/CALVERT SOCIALLY RESPONSIBLE PORTFOLIO:


                                                                                         CLASS IB
                                                                      ----------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,    SEPTEMBER 1, 1999*
                                                                      --------------------------          TO
                                                                           2001         2000      DECEMBER 31, 1999
                                                                      ------------- ------------ -------------------
Net asset value, beginning of period ................................   $   9.64      $ 10.76        $   10.00
                                                                        --------      -------        ---------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss ...............................................      (0.02)       (0.01)           (0.01)
  Net realized and unrealized gain (loss) on investments ............      (1.37)       (0.34)            0.83
                                                                        --------      -------        ---------
  Total from investment operations ..................................      (1.39)       (0.35)            0.82
                                                                        --------      -------        ---------
  LESS DISTRIBUTIONS:
  Distributions from realized gains .................................      (0.26)       (0.77)           (0.06)
                                                                        --------      -------        ---------
Net asset value, end of period ......................................   $   7.99      $  9.64        $   10.76
                                                                        ========      =======        =========
Total return ........................................................     (14.74)%      (2.87)%           8.09%(b)
                                                                        ========     ========        =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...................................   $  5,898      $ 3,922         $  2,622
Ratio of expenses to average net assets after waivers ...............       1.05%        1.05%            1.05%(a)
Ratio of expenses to average net assets before waivers ..............       2.36%        2.37%            5.38%(a)
Ratio of net investment loss to average net assets after waivers ....      (0.33)%      (0.11)%          (0.19)%(a)
Ratio of net investment loss to average net assets before waivers ...      (1.64)%      (1.43)%          (4.52)%(a)
Portfolio turnover rate .............................................         46%          81%              45%
Effects of voluntary expense limitation during the period
  Per share benefit to net investment income ........................   $   0.08      $  0.10         $      -

88 FINANCIAL HIGHLIGHTS                                      EQ Advisors Trust

EQ/CAPITAL GUARDIAN INTERNATIONAL PORTFOLIO:


                                                                                                     CLASS IB
                                                                                  ----------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,      MAY 1, 1999*
                                                                                  ---------------------------         TO
                                                                                       2001          2000      DECEMBER 31, 1999
                                                                                  ------------- ------------- ------------------
Net asset value, beginning of period ............................................   $  11.28      $  14.10        $  10.00
                                                                                    --------       --------        --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................................................       0.04          0.10               -
  Net realized and unrealized gain (loss) on investments and foreign currency
   transactions .................................................................      (2.38)        (2.68)           4.10
                                                                                    --------       --------        --------
  Total from investment operations ..............................................      (2.34)        (2.58)           4.10
                                                                                    --------       --------        --------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........................................      (0.14)            -               -
  Dividends in excess of net investment income ..................................          -         (0.07)              -
  Distributions from realized gains .............................................      (0.03)        (0.17)              -
                                                                                    --------       --------        --------
  Total dividends and distributions .............................................      (0.17)        (0.24)              -
                                                                                    --------       --------        --------
Net asset value, end of period ..................................................   $   8.77      $  11.28         $ 14.10
                                                                                    ========       ========        ========
Total return ....................................................................     (20.89)%      (19.19)%         41.00%(b)
                                                                                    ========       ========        ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............................................   $101,683      $110,486        $ 52,049
Ratio of expenses to average net assets after waivers ...........................       1.20%         1.20%           1.20%(a)
Ratio of expenses to average net assets before waivers ..........................       1.39%         1.28%           1.65%(a)
Ratio of net investment income to average net assets after waivers ..............       0.39%         0.37%           0.02%(a)
Ratio of net investment income (loss) to average net assets before waivers ......       0.20%         0.29%          (0.43)%(a)
Portfolio turnover rate .........................................................         38%           26%             28%
Effect of voluntary expense limitation during the period:
  Per share benefit to net investment income ....................................   $   0.02      $   0.02        $   0.02

EQ Advisors Trust                                     FINANCIAL HIGHLIGHTS  89

EQ/CAPITAL GUARDIAN RESEARCH PORTFOLIO:


                                                                                                     CLASS IB
                                                                                  ----------------------------------------------
                                                                                                                 MAY 1, 1999*
                                                                                    YEAR ENDED DECEMBER 31,           TO
                                                                                  ---------------------------    DECEMBER 31,
                                                                                        2001          2000           1999
                                                                                  --------------- ----------- ------------------
Net asset value, beginning of period ............................................    $   11.18     $ 10.69       $   10.00
                                                                                     ---------     -------       ---------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................................................         0.02        0.04            0.02
  Net realized and unrealized gain (loss) on investments and foreign currency
  transactions ..................................................................        (0.25)       0.59            0.69
                                                                                     ---------     -------       ---------
  Total from investment operations ..............................................        (0.23)       0.63            0.71
                                                                                     ---------     -------       ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........................................        (0.02)      (0.04)          (0.02)
  Distributions from realized gains .............................................            -       (0.10)              -
                                                                                     ---------     -------       ---------
  Total dividends and distributions .............................................        (0.02)      (0.14)          (0.02)
                                                                                     ---------     -------       ---------
Net asset value, end of period ..................................................    $   10.93     $ 11.18       $   10.69
                                                                                     =========     =======       =========
Total return ....................................................................        (2.04)%      5.92%           7.10%(b)
                                                                                     =========     =======       =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............................................    $1 11,944     $77,959       $  33,903
Ratio of expenses to average net assets after waivers ...........................         0.95%       0.95%           0.95%(a)
Ratio of expenses to average net assets before waivers ..........................         1.05%       1.06%           1.35%(a)
Ratio of net investment income to average net assets after waivers ..............         0.26%       0.47%           0.37%(a)
Ratio of net investment income (loss) to average net assets before waivers ......         0.16%       0.37%          (0.03)%(a)
Portfolio turnover rate .........................................................           30%         38%             36%
Effect of voluntary expense limitation during the period:
  Per share benefit to net investment income ....................................    $    0.01     $  0.01       $    0.02

90 FINANCIAL HIGHLIGHTS                                      EQ Advisors Trust

EQ/CAPITAL GUARDIAN U.S. EQUITY PORTFOLIO:


                                                                                                    CLASS IB
                                                                                  --------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,     MAY 1, 1999*
                                                                                  -------------------------         TO
                                                                                      2001         2000      DECEMBER 31, 1999
                                                                                  ------------ ------------ ------------------
Net asset value, beginning of period. ...........................................   $  10.46    $  10.32        $   10.00
                                                                                    --------    --------        ---------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................................................       0.03        0.05             0.02
  Net realized and unrealized gain (loss) on investments and foreign currency
   transactions .................................................................      (0.24)       0.30             0.35
                                                                                    --------    --------        ---------
  Total from investment operations ..............................................      (0.21)       0.35             0.37
                                                                                    --------    --------        ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........................................      (0.03)      (0.05)           (0.02)
  Distributions from realized gains .............................................          -#      (0.11)           (0.02)
  Distributions in excess of realized gains .....................................          -       (0.05)           (0.01)
                                                                                    --------    --------        ---------
  Total dividends and distributions .............................................      (0.03)      (0.21)           (0.05)
                                                                                    --------    --------        ---------
Net asset value, end of period ..................................................   $  10.22    $  10.46        $   10.32
                                                                                    ========    ========        =========
Total return ....................................................................      (2.01)%      3.56%            3.76%(b)
                                                                                    ========    ========        =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............................................  $ 198,364    $136,485       $   67,472
Ratio of expenses to average net assets after waivers ...........................       0.95%       0.95%            0.95%(a)
Ratio of expenses to average net assets before waivers ..........................       1.01%       1.01%            1.23%(a)
Ratio of net investment income to average net assets after waivers ..............       0.32%       0.60%            0.63%(a)
Ratio of net investment income to average net assets before waivers .............       0.26%       0.54%            0.35%(a)
Portfolio turnover rate .........................................................         36%         43%              50%
Effect of voluntary expense limitation during the period:
  Per share benefit to net investment income ....................................  $       -#   $   0.01       $     0.01

EQ Advisors Trust                                     FINANCIAL HIGHLIGHTS  91

EQ/EMERGING MARKETS EQUITY PORTFOLIO:


                                                                                              CLASS IB
                                                                       -------------------------------------------------------
                                                                                       YEAR ENDED DECEMBER 31,
                                                                       -------------------------------------------------------
                                                                            2001          2000          1999          1998
                                                                       ------------- ------------- ------------- -------------
Net asset value, beginning of period .................................    $   5.93      $  11.22      $   5.79     $  7.96
                                                                          --------      --------      --------     -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) .......................................        0.02         (0.08)        (0.01)       0.03
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions .....................................       (0.33)        (4.37)         5.55       (2.18)
                                                                          --------      --------      --------     -------
  Total from investment operations ...................................       (0.31)        (4.45)         5.54       (2.15)
                                                                          --------      --------      --------     -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ...............................           -             -             -       (0.02)
  Distributions from realized gains ..................................       (0.01)        (0.12)        (0.11)          -
  Distributions in excess of realized gains ..........................           -         (0.72)            -           -
                                                                          --------      --------      --------     -------
  Total dividends and distributions ..................................       (0.01)        (0.84)        (0.11)      (0.02)
                                                                          --------      --------      --------     -------
Net asset value, end of period .......................................    $   5.61      $   5.93      $  11.22     $  5.79
                                                                          ========      ========      ========     =======
Total return .........................................................       (5.09)%      (40.12)%       95.82%     (27.10)%
                                                                          ========      ========      ========    ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ....................................    $183,868      $198,044      $191,581     $41,359
Ratio of expenses to average net assets after waivers and
 excluding taxes .....................................................        1.78%         1.75%         1.75%       1.75%
Ratio of expenses to average net assets before waivers and
 including taxes .....................................................        2.13%         1.92%         2.38%       2.63%
Ratio of net investment income (loss) to average net assets after
 waivers and excluding taxes .........................................        0.32%        (0.86)%       (0.18)%      0.73%
Ratio of net investment income (loss) to average net assets before
 waivers and including taxes .........................................       (0.03)%       (0.99)%       (0.82)%     (0.09)%
Portfolio turnover rate ..............................................         143%           95%          138%        114%
Effect of voluntary expense limitation during the period:
  Per share benefit to net investment income .........................    $   0.02      $   0.01      $   0.02     $  0.03




                                                                            CLASS IB
                                                                       ------------------
                                                                        AUGUST 20, 1997*
                                                                               TO
                                                                        DECEMBER 31, 1997
                                                                       ------------------
Net asset value, beginning of period .................................      $   10.00
                                                                            ---------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) .......................................           0.04
  Net realized and unrealized gain (loss) on investments and
   foreign currency transactions .....................................          (2.06)
                                                                            ---------
  Total from investment operations ...................................          (2.02)
                                                                            ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ...............................          (0.02)
  Distributions from realized gains ..................................              -
  Distributions in excess of realized gains ..........................              -
                                                                            ---------
  Total dividends and distributions ..................................          (0.02)
                                                                            ---------
Net asset value, end of period .......................................      $    7.96
                                                                            =========
Total return .........................................................         (20.16)%(b)
                                                                            =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ....................................     $   21,433
Ratio of expenses to average net assets after waivers and
 excluding taxes .....................................................           1.75%(a)
Ratio of expenses to average net assets before waivers and
 including taxes .....................................................           2.61%(a)
Ratio of net investment income (loss) to average net assets after
 waivers and excluding taxes .........................................           1.96 %(a)
Ratio of net investment income (loss) to average net assets before
 waivers and including taxes .........................................           1.10 %(a)
Portfolio turnover rate ..............................................             25%
Effect of voluntary expense limitation during the period:
  Per share benefit to net investment income .........................     $     0.02

92 FINANCIAL HIGHLIGHTS                                      EQ Advisors Trust

EQ/EQUITY 500 INDEX PORTFOLIO(d)(e)(f):

                                                                     CLASS IA
                                    --------------------------------------------------------------------------
                                                             YEAR ENDED DECEMBER 31,
                                    --------------------------------------------------------------------------
                                          2001            2000           1999           1998          1997
                                    --------------- --------------- -------------- -------------- ------------
Net asset value, beginning of
  period ..........................    $   25.34       $   29.57      $   25.00      $   19.74      $ 15.16
                                       ---------       ---------      ---------      ---------      -------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ............         0.26            0.25           0.28           0.27         0.26
 Net realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions ...........        (3.28)          (3.13)          4.78           5.25         4.64
                                       ---------       ---------      ---------      ---------      -------
 Total from investment
  operations ......................        (3.02)          (2.88)          5.06           5.52         4.90
                                       ---------       ---------      ---------      ---------      -------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...............        (0.25)          (0.19)         (0.27)         (0.25)       (0.25)
 Distributions from net
  realized gains ..................        (0.02)          (1.16)         (0.22)         (0.01)       (0.07)
                                       ---------       ---------      ---------     ----------     --------
 Total dividends and
  distributions ...................        (0.27)          (1.35)         (0.49)         (0.26)       (0.32)
                                       ---------       ---------      ---------     ----------     --------
Net asset value, end of period.....    $   22.05       $   25.34      $   29.57      $   25.00      $ 19.74
                                       =========       =========      =========     ==========     ========
Total return ......................       (11.95)%         (9.58)%        20.38%         28.07%       32.58%
                                       =========       =========      =========     ==========     ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) ..........................   $1,775,556      $2,106,901     $2,618,539     $1,689,913     $943,631
Ratio of expenses to average
 net assets .......................         0.31%           0.32%          0.33%          0.34%        0.37%
Ratio of net investment
 income to average net
 assets ...........................         1.08%           0.87%          1.05%          1.23%        1.46%
Portfolio turnover rate ...........            3%             17%             5%             6%           3%


                                                                  CLASS IB
                                    --------------------------------------------------------------------
                                                                                             MAY 1,
                                                  YEAR ENDED DECEMBER 31,                   1997* TO
                                    ---------------------------------------------------   DECEMBER 31,
                                         2001          2000         1999        1998          1997
                                    ------------- ------------- ----------- ----------- ----------------
Net asset value, beginning of
  period ..........................   $  25.22       $ 29.50      $ 24.98    $ 19.73      $    16.35
                                      --------       -------      -------    -------       ---------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ............       0.20          0.16         0.21       0.22            0.14
 Net realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions ...........      (3.26)        (3.11)        4.78       5.24            3.48
                                      --------       -------      -------    -------       ---------
 Total from investment
  operations ......................      (3.06)        (2.95)        4.99       5.46            3.62
                                      --------       -------      -------    -------       ---------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...............      (0.19)        (0.17)       (0.25)     (0.20)          (0.17)
 Distributions from net
  realized gains ..................      (0.02)        (1.16)       (0.22)     (0.01)          (0.07)
                                      --------       -------      -------    --------      ---------
 Total dividends and
  distributions ...................      (0.21)        (1.33)       (0.47)     (0.21)          (0.24)
                                      --------       -------      -------    --------      ---------
Net asset value, end of period.....   $  21.95       $ 25.22      $ 29.50    $ 24.98       $   19.73
                                      ========       =======      =======    ========      =========
Total return ......................     (12.15)%       (9.81)%      20.08%     27.74%          22.28%(b)
                                      ========       =======      =======    ========      =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) ..........................   $925,533      $928,578      $20,931    $   443      $      110
Ratio of expenses to average
 net assets .......................       0.56%         0.57%        0.58%      0.59%           0.62%(a)
Ratio of net investment
 income to average net
 assets ...........................       0.83%         0.58%        0.78%      0.98%           1.10%(a)
Portfolio turnover rate ...........          3%           17%           5%         6%              3%

EQ Advisors Trust                                     FINANCIAL HIGHLIGHTS  93

EQ/EVERGREEN OMEGA PORTFOLIO:***


                                                                                                   CLASS IB
                                                                                  -------------------------------------------
                                                                                            YEAR ENDED DECEMBER 31,
                                                                                  -------------------------------------------
                                                                                       2001            2000           1999
                                                                                  -------------   -------------   -----------
Net asset value, beginning of year ............................................     $   9.63        $ 10.93        $ 10.00
                                                                                    --------        -------        -------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ................................................        (0.02)          0.02           0.04
  Net realized and unrealized gain (loss) on investments ......................        (1.62)         (1.30)          0.93
                                                                                    --------        -------        -------
  Total from investment operations ............................................        (1.64)         (1.28)          0.97
                                                                                    --------        -------        -------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ........................................            -#         (0.02)         (0.04)
                                                                                    --------        -------        -------
Net asset value, end of year ..................................................     $   7.99        $  9.63        $ 10.93
                                                                                    ========        =======        =======
Total return ..................................................................       (17.02)%       (11.66)%         9.70%
                                                                                    ========        =======        =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's) ...............................................     $ 13,506        $ 8,676        $ 4,818
Ratio of expenses to average net assets after waivers .........................         0.95%          0.98%          1.05%
Ratio of expenses to average net assets before waivers ........................         1.89%          1.76%          2.86%
Ratio of net investment income (loss) to average net assets after waivers .....        (0.29)%         0.31%          0.63%
Ratio of net investment loss to average net assets before waivers .............        (1.23)%        (0.47)%        (1.18)%
Portfolio turnover rate .......................................................          227%           115%           148%
Effect of voluntary expense limitation during the year:
  Per share benefit to net investment income ..................................     $   0.06        $  0.04         $ 0.11

94 FINANCIAL HIGHLIGHTS                                      EQ Advisors Trust

EQ/FI MID CAP PORTFOLIO:


                                                                                             CLASS IB
                                                                             -----------------------------------------
                                                                                                    SEPTEMBER 1, 2000*
                                                                                  YEAR ENDED                TO
                                                                              DECEMBER 31, 2001     DECEMBER 31, 2000
                                                                             -------------------   -------------------
Net asset value, beginning of period .....................................        $  10.02              $  10.00
                                                                                  --------              --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..................................................            0.01                  0.01
  Net realized and unrealized gain (loss) on investments .................           (1.35)                 0.03
                                                                                  --------              --------
  Total from investment operations .......................................           (1.34)                 0.04
                                                                                  --------              --------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ...................................           (0.01)                (0.02)
                                                                                  --------              --------
Net asset value, end of period ...........................................        $   8.67              $  10.02
                                                                                  ========              ========
Total return .............................................................          (13.42)%                0.46%(b)
                                                                                  ========              ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ........................................        $177,447              $ 45,790
Ratio of expenses to average net assets after waivers ....................            1.00%                 1.00%(a)
Ratio of expenses to average net assets before waivers ...................            1.22%                 1.23%(a)
Ratio of net investment income to average net assets after waivers .......            0.26%                 1.17%(a)
Ratio of net investment income to average net assets before waivers ......            0.04%                 0.94%(a)
Portfolio turnover rate ..................................................             231%                   42%
Effect of voluntary expense limitation during the period:
  Per share benefit to net investment income .............................        $   0.01              $      -

EQ Advisors Trust                                     FINANCIAL HIGHLIGHTS  95

EQ/FI SMALL/MID CAP VALUE PORTFOLIO:


                                                                     CLASS IA
                                    --------------------------------------------------------------------------
                                                                                             NOVEMBER 24,
                                                                                                1998*
                                                                                                  TO
                                                                                             DECEMBER 31,
                                        2001             2000               1999                 1998
                                    ------------ ------------------- ----------------- -----------------------
Net asset value, beginning of
  period ..........................   $  11.21         $ 10.76          $    10.59             $  10.40
                                      --------        --------          ----------             --------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ............       0.12            0.10                0.03                 0.03
 Net realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions ...........       0.36            0.48                0.19                 0.23+
                                      --------        --------          ----------             --------
 Total from investment
  operations ......................       0.48            0.58                0.22                 0.26
                                      --------        --------          ----------             --------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...............      (0.08)          (0.13)              (0.05)               (0.06)
 Distributions in excess of
  realized gains ..................          -               -                   -                    -
 Return of capital
  distributions ...................          -               -                   -                (0.01)
                                     --------         --------          ----------             --------
 Total dividends and
  distributions ...................      (0.08)          (0.13)              (0.05)               (0.07)
                                     --------         --------          ----------             --------
Net asset value, end of period       $   11.61         $ 11.21          $    10.76             $  10.59
                                     =========        ========          ==========             ========
Total return ......................       4.29%           5.48%               2.07%                2.63%(b)
                                     =========        ========          ==========             ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) ..........................  $  18,087         $ 7,269          $    2,339              $   747
Ratio of expenses to average
 net assets after waivers .........       0.85%           0.82%(c)            0.75%(c)             0.75%(a)(c)
Ratio of expenses to average
 net assets before waivers ........       0.86%           0.87%(c)            0.84%(c)             0.92%(a)(c)
Ratio of net investment
 income to average net
 assets after waivers .............       1.28%           1.42%(c)            0.40%(c)             0.72%(a)(c)
Ratio of net investment
 income to average net
 assets before waivers                    1.27%           1.37%(c)            0.32%(c)             0.55%(a)(c)
Portfolio turnover rate ...........        106%            196%                192%                 111%
Effect of voluntary expense
 limitation during the period:
 Per share benefit to net
  investment income ...............  $      -#         $  0.01               $0.01              $  0.17




                                                                           CLASS IB
                                    --------------------------------------------------------------------------------------
                                                                                                           MAY 1, 1997*
                                                         YEAR ENDED DECEMBER 31,                                TO
                                    ------------------------------------------------------------------     DECEMBER 31,
                                        2001            2000              1999              1998               1997
                                    ------------ ----------------- ----------------- ----------------- -------------------
Net asset value, beginning of
  period ..........................   $  11.22      $  10.78          $  10.61          $  11.85           $  10.00
                                      --------      --------          --------          --------           --------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income ............       0.06          0.12              0.02              0.05               0.01
 Net realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions ...........       0.39          0.43              0.17             (1.24)              1.90
                                      --------      --------          --------          --------           --------
 Total from investment
  operations ......................       0.45          0.55              0.19             (1.19)              1.91
                                      --------      --------          --------          --------           --------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...............      (0.06)        (0.11)            (0.02)            (0.04)             (0.01)
 Distributions in excess of
  realized gains ..................          -            -                  -                 -              (0.05)
 Return of capital
  distributions ...................          -            -                  -              (0.01)                -
                                      --------      --------          --------          --------           --------
 Total dividends and
  distributions ...................      (0.06)        (0.11)            (0.02)            (0.05)             (0.06)
                                      --------      --------          --------          --------           --------
Net asset value, end of period        $  11.61      $  11.22          $  10.78          $  10.61           $  11.85
                                      ========      ========          ========          ========           ========
Total return ......................       4.04%         5.13%             1.80%           (10.02)%            19.15%(b)
                                      ========      ========          ========          ========           ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) ..........................   $429,560      $153,232          $149,618          $166,746           $120,880
Ratio of expenses to average
 net assets after waivers .........       1.10%         1.07%(c)          1.00%(c)          1.00%(c)           1.00%(a)
Ratio of expenses to average
 net assets before waivers ........       1.11%         1.12%(c)          1.09%(c)          1.17%(c)           1.70%(a)
Ratio of net investment
 income to average net
 assets after waivers .............       1.03%         1.17%(c)          0.21%(c)          0.47%(c)           0.26%(a)
Ratio of net investment
 income to average net
 assets before waivers                    1.02%         1.12%(c)          0.12%(c)          0.30%(c)          (0.44)%(a)
Portfolio turnover rate ...........        106%          196%              192%              111%                44%
Effect of voluntary expense
 limitation during the period:
 Per share benefit to net
  investment income ...............   $     -#        $    -           $  0.02           $  0.02             $ 0.03

96 FINANCIAL HIGHLIGHTS                                      EQ Advisors Trust

                     EQ/JANUS LARGE CAP GROWTH PORTFOLIO:


                                                                                              CLASS IB
                                                                              -----------------------------------------
                                                                                                     SEPTEMBER 1, 2000*
                                                                                   YEAR ENDED                TO
                                                                               DECEMBER 31, 2001     DECEMBER 31, 2000
                                                                              -------------------   -------------------
Net asset value, beginning of period ......................................        $   8.42            $    10.00
                                                                                   --------            ----------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss .....................................................           (0.01)                    -
  Net realized and unrealized gain (loss) on investments ..................           (1.92)                (1.57)
                                                                                   --------            ----------
  Total from investment operations ........................................           (1.93)                (1.57)
                                                                                   --------            ----------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ....................................              -#                 (0.01)
  Distributions from net realized gains ...................................              -#                    -#
                                                                                   --------            ----------
  Total dividends and distributions .......................................               -                 (0.01)
                                                                                   --------            ----------
Net asset value, end of period ............................................        $   6.49            $     8.42
                                                                                   ========            ==========
Total return ..............................................................          (22.91)%              (15.70)%(b)
                                                                                   ========            ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .........................................        $163,096            $   55,402
Ratio of expenses to average net assets after waivers .....................            1.15%                 1.15%(a)
Ratio of expenses to average net assets before waivers ....................            1.29%                 1.37%(a)
Ratio of net investment income (loss) to average net assets after waivers .           (0.27)%                0.65% (a)
Ratio of net investment income (loss) to average net assets before waivers            (0.41)%                0.43% (a)
Portfolio turnover rate ...................................................              27%                    0%
Effect of voluntary expense limitation during the period:
  Per share benefit to net investment income ..............................        $   0.01            $       -#

EQ Advisors Trust                                     FINANCIAL HIGHLIGHTS  97

                    EQ/LAZARD SMALL CAP VALUE PORTFOLIO:**


                                                                                                CLASS IB
                                                                           --------------------------------------------------
                                                                                        YEAR ENDED DECEMBER 31,
                                                                           --------------------------------------------------
                                                                               2001         2000         1999        1998
                                                                           ------------ ------------ ----------- ------------
Net asset value, beginning of year. ......................................  $  10.76     $   9.32     $  9.27     $  10.00
                                                                            --------     --------     -------     --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..................................................      0.05         0.03        0.04         0.02
  Net realized and unrealized gain (loss) on investments and foreign
   currency transactions .................................................      1.82         1.68        0.11        (0.72)
                                                                            --------     --------     -------     --------
  Total from investment operations .......................................      1.87         1.71        0.15        (0.70)
                                                                            --------     --------     -------     --------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ...................................     (0.04)       (0.02)      (0.04)       (0.03)
  Distributions from realized gains ......................................     (1.07)       (0.25)      (0.06)         -
                                                                            --------     --------     -------     --------
  Total dividends and distributions ......................................     (1.11)       (0.27)      (0.10)       (0.03)
                                                                            --------     --------     -------     --------
Net asset value, end of year .............................................  $  11.52     $  10.76     $  9.32     $   9.27
                                                                            ========     ========     =======     ========
Total return .............................................................     17.74 %      18.56 %      1.66 %      (7.03)%
                                                                            ========     ========     =======     ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's) ..........................................  $175,167     $107,433     $72,607     $ 51,046
Ratio of expenses to average net assets after waivers ....................      1.10%        1.12%       1.20%        1.20%
Ratio of expenses to average net assets before waivers ...................      1.13%        1.15%       1.30%        1.54%
Ratio of net investment income to average net assets after waivers .......      0.54%        0.31%       0.48%        0.52%
Ratio of net investment income to average net assets before waivers             0.51%        0.28%       0.39%        0.18%
Portfolio turnover rate ..................................................        91%          69%         48%          21%
Effect of voluntary expense limitation during the year:
  Per share benefit to net investment income .............................  $     -#     $      -     $  0.01      $   0.02

98 FINANCIAL HIGHLIGHTS                                      EQ Advisors Trust

EQ/MARSICO FOCUS PORTFOLIO:


                                                                                               CLASS IB
                                                                                          ------------------
                                                                                           AUGUST 31, 2001*
                                                                                                  TO
                                                                                           DECEMBER 31, 2001
                                                                                          ------------------
Net asset value, beginning of period. .................................................      $   10.00
                                                                                             ---------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss .................................................................             -#
  Net realized and unrealized gain on investments .....................................           1.39
                                                                                             ---------
  Total from investment operations ....................................................           1.39
                                                                                             ---------
  Net asset value, end of period ......................................................      $   11.39
                                                                                             =========
  Total return ........................................................................          13.90%(b)
                                                                                             =========
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000's) .....................................................      $   9,292
Ratio of expenses to average net assets after waivers and reimbursements ..............           1.15%(a)
Ratio of expenses to average net assets before waivers and reimbursements .............           3.59%(a)
Ratio of net investment income to average net assets after waivers and reimbursements .          (0.13)%(a)
Ratio of net investment income to average net assets before waivers and reimbursements           (2.57)%(a)
Portfolio turnover rate ...............................................................             22%

EQ Advisors Trust                                     FINANCIAL HIGHLIGHTS  99

EQ/MERCURY BASIC VALUE EQUITY PORTFOLIO:


                                                                                                  CLASS IB
                                                               ---------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,                 MAY 1, 1997*
                                                               ---------------------------------------------------        TO
                                                                   2001         2000         1999         1998     DECEMBER 31, 1997
                                                               ------------ ------------ ------------ ----------- ------------------
Net asset value, beginning of period .........................   $ 13.85      $ 13.76      $ 12.36      $ 11.58       $10.00
                                                                 -------      -------      -------      -------       --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ......................................      0.10         0.21         0.17         0.12         0.06
  Net realized and unrealized gain on investments and
   foreign currency transactions .............................      0.65         1.33         2.15         1.21         1.64
                                                                 -------      -------      -------      -------       --------
  Total from investment operations ...........................      0.75         1.54         2.32         1.33         1.70
                                                                 -------      -------      -------      -------       --------
  LESS DISTRIBUTIONS:
  Dividends from net investment income .......................     (0.10)       (0.21)       (0.18)       (0.12)       (0.06)
  Distributions from realized gains ..........................     (0.73)       (1.24)       (0.74)       (0.43)       (0.05)
  Distributions in excess of realized gains ..................         -            -            -            -        (0.01)
                                                                 -------     --------     --------     --------      --------
  Total dividends and distributions ..........................     (0.83)       (1.45)       (0.92)       (0.55)       (0.12)
                                                                 -------     --------     --------     --------      --------
Net asset value, end of period ...............................   $ 13.77      $ 13.85      $ 13.76      $ 12.36       $11.58
                                                                 =======     ========     ========     ========      ========
Total return .................................................      5.49%       11.81%       19.00%       11.59%       16.99%(b)
                                                                 =======     ========     ========     ========      ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ............................  $613,150     $392,035     $300,467     $174,104      $49,495
Ratio of expenses to average net assets after waivers ........      0.95%        0.92%        0.85%        0.85%        0.85%(a)
Ratio of expenses to average net assets before waivers .......      0.95%        0.93%        0.96%        1.06%        1.89%(a)
Ratio of net investment income to average net assets after
  waivers ....................................................      0.85%        1.56%        1.42%        1.41%        1.91%(a)
Ratio of net investment income to average net assets                                                                      25%
 before waivers ..............................................      0.85%        1.55%        1.31%        1.20%        0.87%(a)
Portfolio turnover rate ......................................        64%          81%          71%          83%          25%
Effect of voluntary expense limitation during the period:
  Per share benefit to net investment income .................   $     -#     $     -      $  0.01     $   0.02       $ 0.03

100 FINANCIAL HIGHLIGHTS                                     EQ Advisors Trust

EQ/MFS EMERGING GROWTH COMPANIES PORTFOLIO:


                                                                   CLASS IA
                                    -----------------------------------------------------------------------
                                               YEAR ENDED DECEMBER 31,                   NOVEMBER 24,
                                    ----------------------------------------------           1998*
                                                                                              TO
                                                                                         DECEMBER 31,
                                         2001          2000            1999                  1998
                                    ------------- ------------- ------------------ ------------------------
Net asset value, beginning
  of period .......................   $ 20.91        $  27.40       $ 16.04                  $ 14.18
                                      -------        --------       -------                  -------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income
  (loss) ..........................      0.07            0.04          0.01                       -
 Net realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions ...........     (7.16)          (5.13)        11.83                     1.86
                                      -------        --------       -------                  -------
 Total from investment
  operations ......................     (7.09)          (5.09)        11.84                     1.86
                                      -------        --------       -------                  -------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...............        -               -             -                        -
 Distributions from realized
  gains ...........................       -#               -         (0.48)                       -
 Distributions in excess of
  realized gains ..................        -            (1.40)            -                       -
                                      -------        --------       -------                  -------
 Total dividends and
  distributions ...................        -            (1.40)        (0.48)                      -
                                      -------        --------       -------                  -------
Net asset value, end of period        $ 13.82        $  20.91       $ 27.40                  $ 16.04
                                      =======        ========       =======                  =======
Total return ......................    (33.89)%        (18.56)%       74.43%                   13.12%(b)
                                      =======        ========       =======                  =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) ..........................   $43,918        $ 72,889       $46,248                   $5,978
Ratio of expenses to average
 net assets after waivers .........     N/A              0.70%         0.60%(c)                 0.60%(a)(c)
Ratio of expenses to average
 net assets before waivers   ......      0.72%           0.70%         0.70%(c)                 0.79%(a)(c)
Ratio of net investment
 income (loss) to average net
 assets after waivers .............     N/A              0.15%         0.09%(c)                (0.05)%(a)(c)
Ratio of net investment
 income (loss) to average net
 assets before waivers ............      0.02%           0.14%        (0.01)%(c)               (0.24)%(a)(c)
Portfolio turnover rate ...........       278%            203%          184%                      79 %
Effect of voluntary expense
 limitation during the period:
 Per share benefit to net
  investment income ...............   $    -         $      -       $  0.01                  $     -


                                                                               CLASS IB
                                    ----------------------------------------------------------------------------------------------
                                                                                                                      MAY 1,
                                                                                                                       1997*
                                                              YEAR ENDED DECEMBER 31,                                   TO
                                    ---------------------------------------------------------------------------    DECEMBER 31,
                                           2001              2000               1999                1998               1997
                                    ----------------- ----------------- -------------------- ------------------ ------------------
Net asset value, beginning
  of period .......................         $  20.78      $      27.33       $   16.04         $ 11.92            $ 10.00
                                            ---------       -----------      ---------         -------            -------
 INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income
  (loss) ..........................            (0.04)            (0.02)          (0.02)          (0.03)              0.02
 Net realized and unrealized
  gain (loss) on
  investments and foreign
  currency transactions ...........            (7.04)            (5.13)          11.79            4.15               2.21
                                            ---------       -----------      ---------         -------            -------
 Total from investment
  operations ......................            (7.08)            (5.15)          11.77            4.12               2.23
                                            ---------       -----------      ---------         -------            -------
 LESS DISTRIBUTIONS:
 Dividends from net
  investment income ...............                -                 -               -               -              (0.02)
 Distributions from realized
  gains ...........................                -#                -           (0.48)              -              (0.18)
 Distributions in excess of
  realized gains ..................                -             (1.40)              -               -              (0.11)
                                            ---------       -----------      ---------         -------            -------
 Total dividends and
  distributions ...................                -             (1.40)          (0.48)              -              (0.31)
                                            ---------       -----------      ---------         -------            -------
Net asset value, end of period             $   13.70      $      20.78       $   27.33         $ 16.04            $ 11.92
                                           ==========      ============      =========         =======            =======
Total return ......................           (34.06)%          (18.83)%         73.62%          34.57%             22.42%(b)
                                           ==========      ============      =========         =======            =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's) ..........................       $1,363,276        $2,142,512      $1,665,635        $461,307            $99,317
Ratio of expenses to average
 net assets after waivers .........              N/A              0.95%           0.85%(c)        0.85%(c)           0.85%(a)
Ratio of expenses to average
 net assets before waivers    .....             0.97%             0.95%           0.95%(c)        1.04%(c)           1.82%(a)
Ratio of net investment
 income (loss) to average net
 assets after waivers .............              N/A             (0.11)%         (0.16)%(c)      (0.30)%(c)          0.61%(a)
Ratio of net investment
 income (loss) to average net
 assets before waivers ............            (0.23)%           (0.11)%         (0.26)%(c)      (0.49)%(c)         (0.36)%(a)
Portfolio turnover rate ...........              278 %             203 %           184 %            79 %              116 %
Effect of voluntary expense
 limitation during the period:
 Per share benefit to net
  investment income ...............        $      -      $           -      $     0.01        $   0.02            $  0.04

EQ Advisors Trust                                    FINANCIAL HIGHLIGHTS  101

EQ/MFS INVESTORS TRUST PORTFOLIO:***


                                                                                                     CLASS IB

                                                                                    ------------------------------------------
                                                                                             YEAR ENDED DECEMBER 31,
                                                                                    ------------------------------------------
                                                                                        2001           2000           1999
                                                                                    ------------   ------------   ------------
Net asset value, beginning of year ..............................................     $  10.72       $  10.84      $  10.00
                                                                                      --------       --------      --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .........................................................         0.04           0.04          0.04
  Net realized and unrealized gain (loss) on investments and foreign currency
   transactions .................................................................        (1.75)         (0.12)         0.84
                                                                                      --------       --------      --------
  Total from investment operations ..............................................        (1.71)         (0.08)         0.88
                                                                                      --------       --------      --------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ..........................................        (0.04)         (0.04)        (0.04)
                                                                                      --------       --------      --------
Net asset value, end of year ....................................................     $   8.97       $  10.72      $  10.84
                                                                                      ========       ========      ========
Total return ....................................................................       (15.97)%        (0.77)%        8.76%
                                                                                      ========       ========     ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's) .................................................     $244,038       $223,078      $109,828
Ratio of expenses to average net assets after waivers ...........................         0.95%          0.93%         0.85%
Ratio of expenses to average net assets before waivers ..........................         0.97%          0.96%         1.16%
Ratio of net investment income to average net assets after waivers ..............         0.48%          0.45%         0.80%
Ratio of net investment income to average net assets before waivers .............         0.46%          0.42%         0.49%
Portfolio turnover rate .........................................................           84%            65%           64%
Effect of voluntary expense limitation during the year:
  Per share benefit to net investment income ....................................     $     -#       $      -      $   0.01

102 FINANCIAL HIGHLIGHTS                                     EQ Advisors Trust

EQ/MFS RESEARCH PORTFOLIO:


                                                                                              CLASS IB
                                                                --------------------------------------------------------------------
                                                                                                                      May 1,1997*
                                                                              YEAR ENDED DECEMBER 31,                     to
                                                                ----------------------------------------------------  December 31,
                                                                    2001          2000         1999         1998         1997
                                                                ------------ ------------- ------------ ------------ ---------------
Net asset value, beginning of period ..........................   $  14.71     $  17.06      $  14.21    $  11.48      $  10.00
                                                                  --------     --------      --------    --------      --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .......................................       0.01            -#         0.02        0.04          0.02
  Net realized and unrealized gain (loss) on investments
   and foreign currency transactions ..........................      (3.18)       (0.91)         3.24        2.73          1.58
                                                                  --------     --------      --------    --------      --------
  Total from investment operations ............................      (3.17)       (0.91)         3.26        2.77          1.60
                                                                  --------     --------      --------    --------      --------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ........................      (0.01)       (0.03)        (0.02)      (0.04)        (0.02)
  Distributions from realized gains. ..........................      (0.30)       (1.41)        (0.39)          -         (0.01)
  Distributions in excess of realized gains ...................          -            -             -           -         (0.09)
                                                                  --------     --------      --------    --------      --------
  Total dividends and distributions ...........................      (0.31)       (1.44)        (0.41)      (0.04)        (0.12)
                                                                  --------     --------      --------    --------      --------
Net asset value, end of period ................................   $  11.23     $  14.71      $  17.06    $  14.21      $  11.48
                                                                  ========     ========      ========    ========      ========
Total return ..................................................     (21.82)%      (5.25)%       23.12%      24.11%        16.07%(b)
                                                                  ========     ========      ========    ========      ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .............................   $683,354     $878,120      $685,270    $407,619      $114,754
Ratio of expenses to average net assets after waivers .........       0.95%        0.92%         0.85%       0.85%         0.85%(a)
Ratio of expenses to average net assets before waivers   ......       0.97%        0.94%         0.96%       1.05%         1.78%(a)
Ratio of net investment income (loss) to average net assets
 after waivers ................................................       0.12%       (0.05)%        0.12%       0.44%         0.65%(a)
Ratio of net investment income (loss) to average net assets
 before waivers ...............................................       0.10%       (0.08)%        0.01%       0.24%        (0.28)%(a)
Portfolio turnover rate .......................................        100%          92%           91%         73%           51%
Effect of voluntary expense limitation during the period:
  Per share benefit to net investment income ..................   $      -#    $      -      $   0.01    $   0.02       $  0.03


EQ Advisors Trust                                    FINANCIAL HIGHLIGHTS  103

EQ/PUTNAM GROWTH & INCOME VALUE PORTFOLIO:


                                                                                            CLASS IB
                                                              --------------------------------------------------------------------
                                                                                                                     May 1, 1997*
                                                                             YEAR ENDED DECEMBER 31,                      to
                                                              -----------------------------------------------------  December 31,
                                                                   2001         2000          1999         1998         1997
                                                              ------------- ------------ ------------- ------------ --------------
Net asset value, beginning of period ........................    $ 12.22      $ 11.56      $ 12.77       $ 11.52    $  10.00
                                                                 -------      -------       -------      -------    ---------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .....................................       0.11         0.12         0.16          0.11        0.06
  Net realized and unrealized gain (loss) on investments
   and foreign currency transactions ........................      (0.94)        0.66        (0.34)         1.35        1.56
                                                                 -------      -------       -------      -------    ---------
  Total from investment operations ..........................      (0.83)        0.78         (0.18)        1.46        1.62
                                                                 -------      -------       -------      -------    ---------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ......................      (0.11)       (0.12)       (0.16)        (0.11)      (0.06)
  Distributions from realized gains .........................          -            -        (0.74)            -       (0.01)
  Distributions in excess of realized gains .................          -            -        (0.13)        (0.10)      (0.03)
                                                                 -------      --------      -------      --------   ---------
  Total dividends and distributions .........................      (0.11)       (0.12)       (1.03)        (0.21)      (0.10)
                                                                 -------      --------      -------      --------   ---------
Net asset value, end of period ..............................    $ 11.28      $ 12.22      $ 11.56      $  12.77    $  11.52
                                                                 =======      ========      =======      ========   =========
Total return ................................................      (6.73)%       6.69%       (1.27)%       12.75%      16.23%(b)
                                                                 =======      ========      =======      ========   =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...........................   $589,382     $564,610      $544,271     $460,744   $ 150,260
Ratio of expenses to average net assets after waivers .......       0.95%        0.92%        0.85%         0.85%       0.85%(a)
Ratio of expenses to average net assets before waivers  .....       0.95%        0.92%        0.95%         1.04%       1.75%(a)
Ratio of net investment income to average net assets after
 waivers ....................................................       1.01%        1.05%        1.29%         1.30%       1.67%(a)
Ratio of net investment income to average net assets
 before waivers .............................................       1.01%        1.05%        1.19%         1.11%       0.77%(a)
Portfolio turnover rate .....................................         89%          87%          77%           74%         61%
Effect of voluntary expense limitation during the period:
  Per share benefit to net investment income ................    $    -#     $      -      $  0.01       $  0.02   $    0.03


104 FINANCIAL HIGHLIGHTS                                     EQ Advisors Trust

EQ/PUTNAM INTERNATIONAL EQUITY PORTFOLIO:


                                                                                           CLASS IB
                                                                -----------------------------------------------------------------
                                                                                                                    MAY 1, 1997*
                                                                              YEAR ENDED DECEMBER 31,                    TO
                                                                --------------------------------------------------- DECEMBER 31,
                                                                    2001         2000         1999         1998         1997
                                                                ------------ ------------ ------------ ------------  ---------
Net asset value, beginning of period ..........................   $  13.44     $  19.35     $  13.01    $  10.89      $  10.00
                                                                  --------     --------     --------    --------      --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income .......................................       0.08         0.27         0.07        0.05          0.03
  Net realized and unrealized gain (loss) on investments
   and foreign currency transactions ..........................      (2.98)       (2.71)        7.69        2.07          0.93
                                                                  --------     --------     --------    --------      --------
  Total from investment operations. ...........................      (2.90)       (2.44)        7.76        2.12          0.96
                                                                  --------     --------     --------    --------      --------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ........................      (0.06)       (0.12)       (0.13)          -         (0.02)
  Dividends in excess of net investment income ................          -        (0.07)       (0.22)          -            -
  Distributions from realized gains ...........................      (0.02)       (3.07)       (1.07)          -         (0.01)
  Distributions in excess of realized gains ...................          -        (0.21)           -           -         (0.04)
                                                                  --------     --------     --------    --------      --------
  Total dividends and distributions ...........................      (0.08)       (3.47)       (1.42)          -         (0.07)
                                                                  --------     --------     --------    --------      --------
Net asset value, end of period ................................   $  10.46     $  13.44     $  19.35    $  13.01      $  10.89
                                                                  ========     ========     ========    ========      ========
Total return ..................................................     (21.55)%     (12.33)%      60.24%      19.51%         9.58%(b)
                                                                  ========     ========     ========   =========      ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .............................   $299,090     $357,232     $299,159    $143,721      $ 55,178
Ratio of expenses to average net assets after waivers .........       1.25%        1.23%        1.20%       1.20%         1.20%(a)
Ratio of expenses to average net assets before waivers   ......       1.39%        1.27%        1.26%       1.46%         2.53%(a)
Ratio of net investment income to average net assets after
 waivers ......................................................       0.66%        1.01%        0.54%       0.64%         0.74%(a)
Ratio of net investment income to average net assets
 before waivers ...............................................       0.52%        0.98%        0.48%       0.38%        (0.59)%(a)
Portfolio turnover rate .......................................         76%         112%         119%         94%           43%
Effect of voluntary expense limitation during the period:
  Per share benefit to net investment income ..................   $   0.02     $   0.01     $   0.01    $   0.02       $  0.05



EQ Advisors Trust                                    FINANCIAL HIGHLIGHTS  105

EQ/PUTNAM VOYAGER PORTFOLIO
(FKA EQ/PUTNAM INVESTORS GROWTH PORTFOLIO):


                                                                                       CLASS IB
                                                                --------------------------------------------------------------------
                                                                                                                       MAY 1, 1997*
                                                                               YEAR ENDED DECEMBER 31,                      TO
                                                                ------------------------------------------------------ DECEMBER 31,
                                                                     2001          2000          1999         1998         1997
                                                                ------------- ------------- ------------- ------------ ------------
Net asset value, beginning of period ..........................   $ 17.24       $  21.41      $  16.79      $ 12.33    $  10.00
                                                                  --------      --------      --------      --------    --------
  INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ................................         -#         (0.04)        (0.03)        0.01        0.02
  Net realized and unrealized gain (loss) on investments
   and foreign currency transactions ..........................     (4.21)         (3.70)         5.09         4.46        2.45
                                                                  --------      --------      --------      --------    --------
  Total from investment operations ............................     (4.21)         (3.74)         5.06         4.47        2.47
                                                                  --------      --------      --------      --------    --------
  LESS DISTRIBUTIONS:
  Dividends from net investment income ........................         -              -             -        (0.01)      (0.03)
  Distributions from realized gains ...........................         -          (0.03)        (0.44)           -       (0.04)
  Distributions in excess of realized gains ...................         -          (0.40)            -            -       (0.07)
                                                                  --------      --------      --------      --------    --------
  Total dividends and distributions ...........................         -          (0.43)        (0.44)       (0.01)      (0.14)
                                                                  --------      --------      --------      --------    --------
Net asset value, end of period ................................   $ 13.03       $  17.24      $  21.41      $ 16.79    $  12.33
                                                                  ========      ========      ========      ========    ========
Total return ..................................................    (24.42)%       (17.79)%       30.24%       36.27%      24.70%(b)
                                                                 =========      ========      ========    ==========    ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) .............................  $299,380       $397,968      $384,175     $175,015     $39,695
Ratio of expenses to average net assets after waivers .........      0.95%          0.95%         0.93%        0.85%       0.85%(a)
Ratio of expenses to average net assets before waivers   ......      0.98%          0.97%         0.98%        1.09%       2.13%(a)
Ratio of net investment income (loss) to average net assets
 after waivers ................................................     (0.02)%        (0.25)%       (0.20)%       0.14%       0.58%(a)
Ratio of net investment income (loss) to average net assets
 before waivers ...............................................     (0.05)%        (0.23)%       (0.25)%      (0.10)%     (0.70)%(a)
Portfolio turnover rate .......................................        95%            81%           76%          64%         47%
Effect of voluntary expense limitation during the period:
  Per share benefit to net investment income ..................  $   0.01       $      -      $   0.01     $   0.02     $  0.05

---------
*   Commencement of Operations
**  Commenced operations on January 1, 1998.
*** Commenced operations on January 1, 1999.
+ The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.
#   Per share amount is less than $0.01.
(a) Annualized
(b) Total return is not annualized.
(c) Reflects overall fund ratios for investment income and non-class specific expense.
(d) On October 18, 1999, this Portfolio received, through a substitution transaction, the assets and liabilities of the Hudson River Trust Portfolio that followed the same investment objectives as this Portfolio. The information from January 1, 1999 through October 17, 1999 is that of the predecessor Hudson River Trust Portfolio. Information for the year ended December 31, 1999 includes the results of operations of the predecessor Hudson River Trust Portfolio from January 1, 1999 through October 17, 1999.
(e) For periods through December 31, 2000, net investment income and capital changes per share are based on monthly average shares outstanding.
(f) On October 6, 2000, this Portfolio received, through a substitution transaction, the assets and liabilities of the BT Equity 500 Index Portfolio that followed the same investment objectives as this Portfolio. Information prior to the year ended December 31, 2000 represents the results of operations of the EQ Equity 500 Index Portfolio.
(g) On May 19, 2001, this Portfolio received, through a merger transaction, the assets and liabilities of the EQ/T. Rowe Price Equity Income Portfolio that followed the same objectives as this Portfolio. Information prior to the year ended December 31, 2001 represents the results of operations of the Lazard Large Cap Value Portfolio.

106 FINANCIAL HIGHLIGHTS                                     EQ Advisors Trust

--------------------------------------------------------------------------------

If you wish to know more, you will find additional information about the Trust and its Portfolios in the following documents, which are available, free of charge by calling our toll-free number at 1-800-528-0204:

ANNUAL AND SEMI-ANNUAL REPORTS

The Annual and Semi-Annual Reports include more information about the Trust's performance and are available upon request free of charge. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the Portfolios' performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI, dated May 1, 2002, is incorporated into this Prospectus by reference and is available upon request free of charge by calling our toll free number at 1-888-292-4492.

You may visit the SEC's website at www.sec.gov to view the SAI and other information about the Trust. You can also review and copy information about the Trust, including the SAI, at the SEC's Public Reference Room in Washington, D.C. or by electronic request at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102 You may have to pay a duplicating fee. To find out more about the Public Reference Room, call the SEC at 1-202-942-8090.

Investment Company Act File Number: 811-07953